[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Arizona Intermediate-Term Municipal


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Arizona Intermediate-Term Municipal generated exceptionally strong returns for the year ended May 31, 2001. Demand for bonds surged because of economic weakness, falling interest rates, and plummeting stock prices. The fund's investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
ARIZONA INTERMEDIATE-TERM MUNICIPAL
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Yields .................................................................    6
   Portfolio at a Glance ..................................................    6
   Top Five Sectors .......................................................    7
   Portfolio Composition
      by Credit Rating ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Report of Independent
      Accountants .........................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Lipper Rankings .....................................................   17
      Credit Rating
         Guidelines .......................................................   17
      Investment Team
         Leaders ..........................................................   17
   Glossary ...............................................................   18


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A weakening U.S. economy, slumping stock prices, and falling interest rates fueled very attractive municipal bond returns during the year ended May 31, 2001.

* With financial conditions deteriorating, the Federal Reserve (the Fed) aggressively reduced the federal funds rate target to 4.00% by the end of May, the lowest level since 1994.

* Economic conditions, municipal supply and demand, and the Fed's rate cuts pushed municipal yields lower.

* Municipal bonds with high credit ratings generally outperformed lower-rated bonds.

MUNICIPAL CREDIT REVIEW

* Municipal credit quality in Arizona remained generally sound during the year ended May 31, 2001.

* Arizona's real estate market performed better than much of the nation during 2000 and has remained healthy during 2001, helping to boost the state's economy.

* In spite of the challenging financial climate for health care providers, health services is a growing industry in Arizona.

* Arizona's employment growth in the retail industry has dropped to below 2% annually, the lowest level since 1999.

* We expect municipal credit quality in Arizona to remain generally favorable for now.

MANAGEMENT Q&A

* Arizona Intermediate-Term Municipal returned 10.57%, well above its 5.91% average annual return since its 1994 inception. (See page 5 for performance information.)

* The fund benefited from falling interest rates, low expenses, a relatively high yield, and a number of strategies that we employed.

* With the help of our credit research team, we continued to look for attractively valued securities that seemed likely to appreciate and boost Arizona Intermediate-Term Municipal's returns.

* During most of the last six months, the fund's interest rate sensitivity was about the same as or greater than that of the Lipper group average. Rates fell, so that enhanced performance.

* We raised Arizona Intermediate-Term Municipal's credit quality to help insulate the fund against potential credit problems that can crop up when economic growth slows.

* We feel that the portfolio is fairly well positioned for the current environment.

[left margin]

        ARIZONA INTERMEDIATE-TERM MUNICIPAL
                      (BEAMX)
    TOTAL RETURNS:               AS OF 5/31/01
       6 Months                          4.49%*
       1 Year                           10.57%
    30-DAY SEC YIELD:                    3.85%
    INCEPTION DATE:                    4/11/94
    NET ASSETS:                  $50.3 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     For U.S. bond investors, the year ended May 31, 2001, was about as good as it gets. A weakening U.S. economy, slumping stock prices, and falling interest rates sparked a powerful rally that boosted U.S. bonds--including municipals--to unusually strong returns (see the table at right).

     That was in marked contrast with U.S. stock performance. The S&P 500 fell by more than 10% and the Nasdaq Composite fell 38%, helping to build demand for bonds.

CONDITIONS CHANGED SUDDENLY  AND DRAMATICALLY

     In May 2000, the Federal Reserve (the Fed) was still concerned about unsustainably strong economic growth and inflation. To cool the economy, the Fed raised its target for the federal funds rate--a key short-term interest rate--by 50 basis points (0.50%) to 6.50%.

     But by the second half of 2000, the economy was slowing sharply. In the fourth quarter, the annualized rate of economic growth was only 1%, just six months after racing ahead at a 5.6% rate during the second quarter of 2000.

     At the beginning of 2001--after dramatic declines in business spending, soaring inventories and excess capacity, and recessionary conditions in the manufacturing and technology sectors-- the Fed began aggressively cutting short-term interest rates to prevent a recession in the overall economy. Five 50-basis-point cuts later, the federal funds rate target was 4.00%, its lowest level since 1994.

A LOWER AND STEEPER MUNICIPAL YIELD CURVE

     Economic conditions, municipal supply and demand, and the Fed's rate cuts pulled down municipal yields (shown at right). The muni yield curve shifted down as prices rose, and it steepened as short-term yields fell more than longer-term yields because of the Fed's cuts. While most muni investors benefited from the downward shift in the yield curve, the curve's steepening--and the degree to which investors took advantage of it--helped separate top performers from the rest of the pack.

QUALITY MATTERED

     As often happens when economic conditions deteriorate and interest rates fall, higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below).

     This happened for basically two reasons. First, high-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the greater interest income of high-yield bonds cushions the impact of changing rates. Second, worsening economic conditions tend to put more pressure on high-yield issuers and bond prices than their investment-grade counterparts--lower ratings typically correspond with less financial margin for error.

[right margin]

"A WEAKENING U.S. ECONOMY, SLUMPING STOCK PRICES, AND FALLING INTEREST RATES SPARKED A POWERFUL RALLY THAT BOOSTED U.S. BONDS TO UNUSUALLY STRONG RETURNS."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2001
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                 7.45%
   LEHMAN BROTHERS 5-YEAR
      MUNICIPAL GO INDEX             10.17%
   LEHMAN BROTHERS LONG-TERM
      MUNICIPAL BOND INDEX           15.38%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

FALLING & STEEPENING MUNICIPAL YIELD CURVE
FOR THE YEAR ENDED MAY 31, 2001

YEARS TO
MATURITY        5/31/00          11/30/00         5/31/01
1                4.70%            4.24%            2.89%
2                4.89%            4.33%            3.18%
3                4.99%            4.38%            3.43%
4                5.06%            4.43%            3.63%
5                5.11%            4.46%            3.79%
6                5.15%            4.49%            3.95%
7                5.19%            4.53%            4.10%
8                5.23%            4.59%            4.22%
9                5.27%            4.65%            4.34%
10               5.31%            4.71%            4.46%
11               5.36%            4.79%            4.56%
12               5.42%            4.87%            4.66%
13               5.47%            4.95%            4.75%
14               5.53%            5.03%            4.84%
15               5.59%            5.11%            4.93%
16               5.64%            5.16%            4.98%
17               5.70%            5.21%            5.03%
18               5.75%            5.26%            5.07%
19               5.81%            5.30%            5.11%
20               5.87%            5.34%            5.15%
21               5.88%            5.35%            5.16%
22               5.89%            5.36%            5.17%
23               5.90%            5.37%            5.18%
24               5.91%            5.38%            5.19%
25               5.91%            5.39%            5.20%
26               5.92%            5.40%            5.21%
27               5.92%            5.41%            5.21%
28               5.93%            5.41%            5.21%
29               5.93%            5.42%            5.21%
30               5.94%            5.42%            5.21%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Municipal credit quality in Arizona remained generally sound during the year ended May 31, 2001. In spite of slowing economic growth across the U.S., strength in the Phoenix and Tucson metropolitan areas in particular helped Arizona remain one of the country's top-performing states. Continued job growth, an unemployment rate at 3.9%, rising personal incomes, and a swelling population were important factors fueling the state's upbeat credit conditions during 2000. Those favorable factors have largely remained in place thus far in 2001. And although the slowing national economy has begun to take a toll on Arizona's high-tech manufacturers, the state's low reliance on the sector has proved a plus. Nevertheless, job creation has been tempered in nearly all industries. (See the chart at left.)

LOCATION, LOCATION, LOCATION

     Arizona's real estate market continued to perform better than much of the nation during 2000 and has remained healthy this year, helping to boost the state's economy. Expansion plans remain largely on track and haven't slowed significantly. In particular, Tucson's suburban real estate market remains extremely strong as the area continues to attract high value-added manufacturers in industries such as aerospace, communications, and electronics.

HEALTH SERVICES, A GROWING INDUSTRY

     In spite of the challenging financial climate for health care providers, health services is a growing industry in Arizona. A net in-migration of retirees at a greater pace than the national average remains at the center of that trend and should help to support the industry going forward.

RETAILERS SUFFER

     Retailers have been clear victims of the economic downturn. Arizona's employment growth in the retail industry has dropped to below 2% annually, the lowest level since 1999 and down from a peak of around 4% during the first quarter of 2000. Nevertheless, robust net in-migration and per capita incomes that continue to rise faster than the national average should help to keep the state's retailers afloat.

ON THE HORIZON

     Overall, we expect that municipal credit quality in Arizona will remain generally favorable for now. The state's strong and growing base of high-tech industries provides a significant positive influence. Arizona is also often considered an attractive alternative for financial service and insurance companies looking to relocate offices from high-cost metro areas. Those factors should help support the state's economy during the current challenging economic times. From a longer-term perspective, we expect Arizona's low business costs and favorable quality of life to continue making the state an attractive place for business expansion.

     However, a prolonged period of slow economic growth could weigh on Arizona's high-tech manufacturers and translate into tougher times and credit conditions. Though manufacturing activity in the state has yet to contract, layoff announcements have accelerated. In addition, a further slowdown in net in-migration could weigh on local economies; though still robust, net in-migration has dropped fairly steadily since 1995.

[left margin]

"CONTINUED JOB GROWTH, AN UNEMPLOYMENT RATE AT 3.9%, RISING PERSONAL INCOMES, AND A SWELLING POPULATION WERE IMPORTANT FACTORS FUELING THE STATE'S UPBEAT CREDIT CONDITIONS DURING 2000."

[line graph - data below]

ARIZONA DEMOGRAPHIC TRENDS

         Percentage increase     Unemployment     Personal income
Year     in total employment         rate             growth
2000            4.00%                3.90%            8.30%
1999            4.30%                4.40%            6.90%
1998            4.60%                4.10%            8.60%
1997            4.90%                4.60%            8.30%
1996            5.40%                5.50%            7.80%
1995            6.10%                5.10%            8.40%

Source: Economy.com


4      1-800-345-2021


Arizona Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                 ARIZONA      LEHMAN 5-YEAR             OTHER STATES
               INTERMEDIATE-    MUNICIPAL       INTERM. MUNI. DEBT FUNDS(2)
              TERM MUNICIPAL    GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)        4.49%          4.92%            4.03%            --
1 YEAR            10.57%         10.17%            9.62%       14 OUT OF 74
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            5.01%          5.17%            3.84%        1 OUT OF 70
5 YEARS*           5.59%          5.71%            4.89%        2 OUT OF 55
LIFE OF FUND*      5.91%          5.83%(3)         5.10%(4)     1 OUT OF 41(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/30/94, the date nearest the fund's inception for which data are available.

See pages 17-18 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
Arizona Intermediate-Term Municipal*    $15,066
Lehman 5-Year Municipal GO Index        $15,007

                Arizona Intermediate-       Lehman 5-Year
                  Term Municipal*         Municipal GO Index
DATE                  VALUE                    VALUE
4/11/1994            $10,000                  $10,000
6/30/1994            $10,170                  $10,134
9/30/1994            $10,309                  $10,217
12/31/1994           $10,204                  $10,183
3/31/1995            $10,674                  $10,596
6/30/1995            $10,969                  $10,866
9/30/1995            $11,248                  $11,163
12/31/1995           $11,546                  $11,367
3/31/1996            $11,485                  $11,402
6/30/1996            $11,548                  $11,452
9/30/1996            $11,736                  $11,639
12/31/1996           $11,978                  $11,892
3/31/1997            $11,935                  $11,874
6/30/1997            $12,252                  $12,169
9/30/1997            $12,539                  $12,435
12/31/1997           $12,803                  $12,663
3/31/1998            $12,892                  $12,812
6/30/1998            $13,044                  $12,942
9/30/1998            $13,457                  $13,298
12/31/1998           $13,557                  $13,403
3/31/1999            $13,638                  $13,541
6/30/1999            $13,416                  $13,384
9/30/1999            $13,439                  $13,502
12/31/1999           $13,429                  $13,498
3/31/2000            $13,714                  $13,654
6/30/2000            $13,947                  $13,874
9/30/2000            $14,210                  $14,148
12/31/2000           $14,735                  $14,534
3/31/2001            $15,065                  $14,940
5/31/2001            $15,066                  $15,007

$10,000 investment made 4/11/94**

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Arizona Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                Arizona Intermediate-       Lehman 5-Year
                  Term Municipal*         Municipal GO Index
DATE                  RETURN                   RETURN
5/31/1994**            1.99%                    0.56%
5/31/1995              7.52%                    6.89%
5/31/1996              4.65%                    4.74%
5/31/1997              5.77%                    6.08%
5/31/1998              7.19%                    6.95%
5/31/1999              4.51%                    4.90%
5/31/2000              0.20%                    0.65%
5/31/2001             10.57%                   10.17%

* Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which index data are available.


                                                  www.americancentury.com      5


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Arizona Intermediate-Term Municipal fund investment team.

HOW DID ARIZONA INTERMEDIATE-TERM MUNICIPAL PERFORM DURING THE YEAR ENDED MAY 31, 2001?

     The fund posted a very attractive return compared with its historical average, while outpacing the majority of its Lipper peers. Arizona Intermediate-Term Municipal returned 10.57%, compared with the 9.62% average return of the 74 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Inc. Based on those returns, Arizona Intermediate-Term Municipal ranked among the top 20% of its Lipper group. The fund's longer-term returns were even more impressive compared with its Lipper peers. (See the previous page for other performance comparisons.)

WHAT FUELED THE FUND'S VERY SOLID RETURN?

     Arizona Intermediate-Term Municipal benefited from the Federal Reserve's (the Fed's) aggressive interest rate reductions (discussed on page 3). Those reductions pushed short- and intermediate-term bond prices higher and yields lower, boosting returns. Lower expenses and a higher 30-day SEC yield than the Lipper average helped, too. Everything else being equal, lower expenses mean a higher yield and better overall returns.

     But we also employed a number of strategies that enhanced performance. For example, we continued to work closely with our seasoned credit research team to find what we considered to be undervalued securities for the portfolio. Strategic adjustments to the fund's duration--its sensitivity to interest rate changes--also factored in.

HOW DOES FINDING UNDERVALUED  SECURITIES HELP?

     Such bonds can significantly boost returns if they appreciate. That's why locating what we feel are undervalued securities is such a key ingredient to Arizona Intermediate-Term Municipal's ongoing success. But such opportunities take hard work to uncover, and our municipal credit research team provides vital support along those lines.

     With the help of the credit team, we look for bonds that may have been passed over by other investors and are trading at what we believe to be discounted prices. The team then closely examines the underlying credit stories behind the bonds. If those stories pass our rigorous standards, then we buy the securities for the portfolio.

WHILE WE'RE TALKING ABOUT CREDIT ISSUES, WHY DID YOU DECREASE THE PORTFOLIO'S EXPOSURE TO LOWER-RATED SECURITIES?

     To help insulate the fund against potential credit problems that can crop up when economic growth slows. To accomplish that shift, we sold some of our lower-credit bonds that seemed less likely to hold up well in the current financial environment. We also added quite a few insured bonds that carried AAA ratings.

[left margin]

"THE FUND POSTED A VERY ATTRACTIVE RETURN COMPARED WITH ITS HISTORICAL AVERAGE, WHILE OUTPACING THE MAJORITY OF ITS LIPPER PEERS."

YIELDS AS OF MAY 31, 2001
   30-DAY SEC YIELD                 3.85%
   30-DAY TAX-EQUIVALENT YIELDS
      31.40% TAX BRACKET            5.61%
      34.26% TAX BRACKET            5.86%
      39.23% TAX BRACKET            6.33%
      42.64% TAX BRACKET            6.71%

PORTFOLIO AT A GLANCE
                            5/31/01      5/31/00
NUMBER OF SECURITIES          52           42
WEIGHTED AVERAGE
   MATURITY                 8.1 YRS      9.4 YRS
AVERAGE DURATION            4.8 YRS      5.6 YRS
EXPENSE RATIO                0.51%        0.51%

Investment terms are defined in the Glossary on pages 18-19.


6      1-800-345-2021


Arizona Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Those shifts are reflected in the accompanying Portfolio Composition by Credit rating table. More than 90% of the portfolio was concentrated in AAA and AA securities by the end of May, up from 86% at the end of November.

YOU MENTIONED THAT DURATION MANAGEMENT HELPED FUND PERFORMANCE, TOO. HOW SO?

     Duration gauges how a fund's net asset value will react when interest rates change. Generally, the longer a fund's duration, the more its share price rises or falls when rates move. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

     During most of the last six months, the fund's duration was neutral to slightly long compared with the average duration of the Lipper group. With yields on short- and intermediate-term municipal bonds falling, the occasionally long duration boosted returns.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND SHORT-TERM INTEREST
RATES?

     The Fed's aggressive interest rate cuts this year should set the stage for a U.S. economic turnaround at some point. But rate reductions take time to work through the system. So for the near term, we're likely to see continued economic weakness, further corporate profit warnings, and possibly even additional layoffs.

     Given these conditions, we wouldn't be surprised if the Fed cut rates at least one more time. But we think that any additional cuts are likely to be far less aggressive than what we've seen so far this year.

WITH THOSE THOUGHTS IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We feel that the portfolio is fairly well positioned for the current environment. That means we'll likely keep duration roughly neutral to the Lipper group average and maintain the portfolio's heavy focus on securities rated AAA and AA. And as always, we'll work closely with our research team to uncover attractively valued bonds for the portfolio and to monitor developing credit trends.

ARE THERE ANY NOTABLE CHANGES YOU'RE PLANNING FOR THE FUND?

     Yes. Effective August 8, 2001, we will remove all restrictions on the fund's weighted average maturity. That is, the fund will be able to invest in municipal securities across all maturities. Reflecting that average maturity change, the fund will be renamed "American Century Arizona Municipal Bond."

HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY?

     We will still use the same disciplined investment approach, but we will have more flexibility to look for the best relative values, yields, and appreciation potential throughout the municipal market. Overall, though, investors aren't likely to notice big differences in fund strategy or performance. That's because optimal municipal yields and returns relative to risk (price volatility) still tend to be found in the intermediate-term maturity area.

WHAT'S THE MAIN REASON FOR THE CHANGES?

     We want to help make choosing a municipal bond fund easier for investors. People who know that they want a tax-advantaged bond investment but aren't sure what maturity to choose will be able to invest in a "core" municipal fund where we make the maturity decisions for them.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/01)
                                    % OF FUND INVESTMENTS
GO                                            46%
COPS/LEASES                                    9%
HIGHER EDUCATION                               8%
INDUSTRIAL DEVELOPMENT REVENUE                 8%
HOUSING REVENUE                                7%

TOP FIVE SECTORS (AS OF 11/30/00)
                                    % OF FUND INVESTMENTS
GO                                            42%
SPECIAL TAX REVENUE                           15%
HIGHER EDUCATION                              12%
COPS/LEASES                                    6%
POLLUTION CONTROL REVENUE                      5%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                    AS OF        AS OF
                   5/31/01      11/30/00
AAA                  70%           62%
AA                   22%           24%
A                     1%            7%
BBB                   7%            7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 17 for more information.


                                                  www.americancentury.com      7


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 92.2%
ARIZONA -- 88.4%
               $1,000,000  Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                  $ 1,036,530
                2,000,000  Arizona School Facilities Board
                              GO, (State School Improvement),
                              5.50%, 7/1/18                            2,074,339
                1,000,000  Arizona Student Loan Acquisition
                              Auth. Rev., Series 1999 A-1,
                              (Guaranteed: Student Loans),
                              5.65%, 5/1/14                            1,028,500
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9, Series 1994 C, (Sedona
                              Project of 1992), 5.60%,
                              7/1/06 (FGIC)                              925,614
                  350,000  Coconino County COP, 4.625%,
                              7/1/13 (AMBAC)                             342,192
                1,000,000  Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                      1,041,280
                  545,000  Gilbert County GO, Series 1994 C,
                              6.00%, 7/1/02 (MBIA)                       563,617
                  500,000  Glendale Industrial Development
                              Auth. Rev., Series 2001 A,
                              (Midwestern University), 5.75%,
                              5/15/21                                    497,345
                1,200,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University), 5.375%,
                              5/15/28                                  1,111,500
                  250,000  Maricopa County Elementary
                              School District No. 65 Littleton
                              GO, Series 2001 A, 4.875%,
                              7/1/12 (FSA)                               257,660
                  185,000  Maricopa County Elementary
                              School District No. 65 Littleton
                              GO, Series 2001 A, 4.875%,
                              7/1/13 (FSA)                               189,496
                  100,000  Maricopa County Elementary
                              School District No. 65 Littleton
                              GO, Series 2001 A, 5.00%,
                              7/1/14 (FSA)                               102,805
                1,040,000  Maricopa County School District
                              No. 28 Kyrene Elementary GO,
                              4.30%, 7/1/07 (MBIA)(1)                    799,126
                1,750,000  Maricopa County School District
                              No. 3 Tempe Elementary GO,
                              4.60%, 7/1/13 (MBIA)                     1,736,648
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                              530,430
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)(2)                                  545,745
                1,000,000  Maricopa County School District
                              No. 68 Alhambra Elementary
                              GO, 5.50%, 7/1/12 (FSA)                  1,079,680

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,615,000  Maricopa County School District
                              No. 79 Litchfield Elementary
                              GO, Series 2000 A, (Projects of
                              1998), 4.55%, 7/1/07 (FSA)             $ 1,666,454
                1,000,000  Maricopa County School District
                              No. 4 Mesa University GO,
                              Series 1993 E, 5.25%, 7/1/03
                              (FGIC)                                   1,041,010
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix
                              Elementary), 5.50%, 7/1/09
                              (MBIA)                                   1,075,490
                1,000,000  Maricopa County Unified School
                              District No. 210 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                   1,102,840
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of
                              1998), 6.20%, 7/1/02,
                              Prerefunded at 100% of Par
                              (FGIC)(2)                                1,035,950
                1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                            1,178,480
                1,150,000  Mohave County Community
                              College District, (State Board of
                              Directors), 6.00%, 3/1/20
                              (MBIA)                                   1,235,227
                1,000,000  Mohave County Unified School
                              District No. 1 Lake Havasu GO,
                              4.70%, 7/1/14 (FSA)                        986,410
                  300,000  Phoenix Airport Rev., Series
                              1994 C, 5.50%, 7/1/01
                              (MBIA)                                     300,555
                1,255,000  Phoenix Civic Improvement Corp.
                              Airport Rev., Series 1998 B,
                              (Senior Lien), 5.00%, 7/1/03
                              (FSA)                                    1,293,102
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Rev.,
                              (Junior Lien), 6.25%, 7/1/17
                              (FGIC)                                   1,106,350
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Jr. Lien), 4.90%, 7/1/12
                              (FGIC)                                   1,017,020
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Sr. Lien), 5.00%, 7/1/05          1,040,160
                1,300,000  Phoenix GO, Series 1995 A,
                              6.25%, 7/1/17                            1,491,321
                1,000,000  Phoenix GO, Series 1995 B,
                              5.25%, 7/1/15                            1,022,790
                1,815,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              11/6/03 (GNMA/FNMA/
                              FHLMC)                                   1,933,392
                1,840,000  Pima County Industrial
                              Development Auth. Industrial
                              Rev., Series 1997 B, 5.35%,
                              9/22/02 (GNMA/FNMA/
                              FHLMC)                                   1,882,449


8      1-800-345-2021                          See Notes to Financial Statements


Arizona Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,550,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), Series 1995 B,
                              5.05%, 7/1/07 (MBIA)                   $ 1,624,183
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%, 7/1/05
                              (MBIA)                                   1,122,550
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                     1,053,830
                1,125,000  Pima County Unified School
                              District No. 6 GO, (Marana),
                              5.50%, 7/1/15 (FGIC)                     1,178,606
                1,000,000  Salt River Project Agricultural
                              Improvement and Power District
                              Electric System Rev., Series
                              1993 B, 6.50%, 1/1/04                    1,073,320
                  480,000  Scottsdale GO, 7.50%, 7/1/02                  503,520
                1,600,000  Scottsdale GO, 6.25%, 7/1/15                1,778,176
                1,000,000  Sedona COP, 5.75%, 7/1/20                   1,001,700
                  525,000  Tucson COP, 5.70%, 7/1/02                     525,982
                1,000,000  Tucson Street and Highway Rev.,
                              5.70%, 7/1/01                            1,002,390
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)               537,165
                  300,000  Yuma County COP, Series 2001 B,
                              4.00%, 7/1/05 (MBIA)                       303,546
                  460,000  Yuma County COP, Series 2001 B,
                              4.20%, 7/1/07 (MBIA)                       463,997
                1,000,000  Yuma GO, 5.00%, 7/1/09
                              (AMBAC)                                  1,056,070
                                                                     -----------
                                                                      47,496,542
                                                                     -----------
PUERTO RICO -- 1.9%
                1,000,000  Puerto Rico Public Finance
                              Corporation, Series 1998 A,
                              (Commonwealth Appropriations),
                              5.125%, 6/1/24 (AMBAC)                   1,006,740
                                                                     -----------
U.S. VIRGIN ISLANDS -- 1.9%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/04                                  1,019,129
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            49,522,411
                                                                     -----------
   (Cost $48,417,044)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 7.8%
ARIZONA
               $  800,000  Pima County Industrial
                              Development Auth. Industrial
                              Rev., (Tucson Electric), VRDN,
                              2.90%, 6/6/01 (LOC: Toronto
                              Dominion Bank)                         $   800,000
                3,400,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont), VRDN,
                              3.10%, 6/1/01 (LOC: National
                              Westminster Bank PLC)                    3,400,000
                                                                     -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  4,200,000
                                                                     -----------
   (Cost $4,200,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $53,722,411
                                                                     ===========
   (Cost $52,617,044)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001

ASSETS
Investment securities, at value (identified
  cost of $52,617,044) (Note 3) .............................        $53,722,411
Receivable for capital shares sold ..........................             16,800
Interest receivable .........................................            928,196
                                                                     -----------
                                                                      54,667,407
                                                                     -----------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....................................          2,223,667
Payable for investments purchased ...........................          2,076,302
Accrued management fees (Note 2) ............................             21,351
Dividends payable ...........................................             36,858
Payable for trustees' fees
  and expenses (Note 2) .....................................                151
                                                                     -----------
                                                                       4,358,329
                                                                     -----------
Net Assets ..................................................        $50,309,078
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .....................................          4,707,349
                                                                     ===========

Net Asset Value Per Share ...................................        $     10.69
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid-in .............................................        $49,006,919
Undistributed net investment income .........................                237
Undistributed net realized gain
  on investment transactions ................................            196,555
Net unrealized appreciation
  on investments (Note 3) ...................................          1,105,367
                                                                     -----------
                                                                     $50,309,078
                                                                     ===========


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2001

INVESTMENT INCOME
Income:
Interest .......................................................      $2,297,648
                                                                      ----------

Expenses (Note 2):
Management fees ................................................         229,286
Trustees' fees and expenses ....................................           1,982
                                                                      ----------
                                                                         231,268
                                                                      ----------

Net investment income ..........................................       2,066,380
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investment transactions ...................         686,633
Change in net unrealized appreciation on investments ...........       1,618,469
                                                                      ----------

Net realized and unrealized gain on investments ................       2,305,102
                                                                      ----------

Net Increase in Net Assets Resulting from Operations ...........      $4,371,482
                                                                      ==========


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

Increase (Decrease) in Net Assets                       2001            2000

OPERATIONS
Net investment income ..........................   $  2,066,380    $  1,941,970
Net realized gain (loss) on
  investment transactions ......................        686,633        (489,841)
Change in net unrealized appreciation
  (depreciation) on investments ................      1,618,469      (1,437,725)
                                                   ------------    ------------
Net increase in net assets
  resulting from operations ....................      4,371,482          14,404
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (2,066,380)     (1,941,970)
In excess of net realized gains
  on investment transactions ...................           --          (119,783)
                                                   ------------    ------------
Decrease in net assets from distributions ......     (2,066,380)     (2,061,753)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................     13,947,652      22,650,903
Proceeds from reinvestment of distributions ....      1,665,193       1,581,583
Payments for shares redeemed ...................     (8,203,279)    (27,000,366)
                                                   ------------    ------------
Net increase (decrease) in net assets
  from capital share transactions ..............      7,409,566      (2,767,880)
                                                   ------------    ------------

Net increase (decrease) in net assets ..........      9,714,668      (4,815,229)

NET ASSETS
Beginning of period ............................     40,594,410      45,409,639
                                                   ------------    ------------
End of period ..................................   $ 50,309,078    $ 40,594,410
                                                   ============    ============
Undistributed net investment income ............   $        237            --
                                                   ============    ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................      1,318,594       2,207,587
Issued in reinvestment of distributions ........        157,845         154,058
Redeemed .......................................       (778,685)     (2,626,841)
                                                   ------------    ------------
Net increase (decrease) ........................        697,754        (265,196)
                                                   ============    ============


12      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Intermediate-Term Municipal Fund (the fund) is one fund in a series issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona intermediate-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS--It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 2001, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2001, the effective annual management fee was 0.51%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MAY 31, 2001

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2001, were $52,585,960 and $46,013,706, respectively.

    On May 31, 2001, accumulated net unrealized appreciation was $1,105,367, which consisted of unrealized appreciation of $1,279,284 and unrealized depreciation of $173,917. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2001.


14      1-800-345-2021


Arizona Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                             2001          2000          1999          1998          1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $    10.12    $    10.62    $    10.67    $    10.44    $    10.31
                                         ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ...............        0.48          0.48          0.46          0.46          0.45
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        0.57         (0.47)         0.01          0.28          0.13
                                         ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations ....        1.05          0.01          0.47          0.74          0.58
                                         ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income ..........       (0.48)        (0.48)        (0.46)        (0.46)        (0.45)
  From Net Realized Gains on
  Investment Transactions .............        --            --           (0.06)        (0.05)         --
  In Excess of Net Realized Gains
  on Investment Transactions ..........        --           (0.03)         --            --            --
                                         ----------    ----------    ----------    ----------    ----------
  Total Distributions .................       (0.48)        (0.51)        (0.52)        (0.51)        (0.45)
                                         ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ........  $    10.69    $    10.12    $    10.62    $    10.67    $    10.44
                                         ==========    ==========    ==========    ==========    ==========
  Total Return(1) .....................       10.57%         0.20%         4.51%         7.19%         5.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............        0.51%         0.51%         0.51%         0.54%         0.66%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) .............        0.51%         0.51%         0.51%         0.60%         0.79%
Ratio of Net Investment Income
  to Average Net Assets ...............        4.57%         4.71%         4.30%         4.33%         4.35%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) .............        4.57%         4.71%         4.30%         4.27%         4.22%
Portfolio Turnover Rate ...............         104%          117%           70%           39%           81%
Net Assets, End of Period
  (in thousands) ......................  $   50,309    $   40,594    $   45,410    $   40,047    $   30,555

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                www.americancentury.com      15


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Arizona Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Arizona Intermediate-Term Municipal Fund (one of the eight funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 13, 2001


16      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      KEN SALINGER
      DAVE MACEWEN
   Municipal Credit Research Director
      STEVEN PERMUT
   Municipal Credit Analysts
      DAVID MOORE
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-ANN-25993                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Florida Municipal Money Market


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The American Century Florida Municipal Money Market fund provided shareholders attractive tax-free yields and stability of principal during a volatile period in U.S. financial markets in the fiscal year ended May 31, 2001. The fund's investment team reviews portfolio strategy and performance on page 4.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Frequently Asked
      Questions ............................................................   2
FLORIDA MUNICIPAL MONEY MARKET
   Performance Information .................................................   3
   Portfolio at a Glance ...................................................   3
   Yields ..................................................................   3
   Management Q&A ..........................................................   4
   Portfolio Composition
      by Credit Rating .....................................................   4
   Portfolio Composition
      by Maturity ..........................................................   4
   Schedule of Investments .................................................   5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   7
   Statement of Operations .................................................   8
   Statement of Changes
      in Net Assets ........................................................   9
   Notes to Financial
      Statements ...........................................................  10
   Financial Highlights ....................................................  11
   Report of Independent
      Accountants ..........................................................  12
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  13
      Lipper Rankings ......................................................  13
      Credit Rating
         Guidelines ........................................................  13
      Investment Team
         Leaders ...........................................................  13
   Glossary ................................................................  14


                                                  www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Dividends are paid on the last business day of the month. We hope this makes your dividend payment date easy to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the FDIC or any other government agency. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Florida Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

               FLORIDA MUNICIPAL   OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS(2)
                 MONEY MARKET            AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)         1.71%                    1.53%             --
1 YEAR              3.72%                    3.42%         5 OUT OF 38
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS             3.31%                    3.12%         8 OUT OF 31
5 YEARS(3)          3.36%                    3.14%         6 OUT OF 29
LIFE OF FUND(3)     3.47%                    3.21%(4)      2 OUT OF 17(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96. Beginning on 1/1/97, management fees were phased in at a rate of 0.10% each month until 5/1/97.

(4) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 13-14 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                               AS OF 5/31/01
NET ASSETS                     $75.4 MILLION
                            5/31/01      5/31/00
NUMBER OF SECURITIES          30           37
WEIGHTED AVERAGE
   MATURITY                 22 DAYS      65 DAYS
EXPENSE RATIO                0.50%        0.50%

YIELDS AS OF MAY 31, 2001
   7-DAY CURRENT YIELD             3.10%
   7-DAY EFFECTIVE YIELD           3.14%
   7-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET            4.31%
      31.0% TAX BRACKET            4.49%
      36.0% TAX BRACKET            4.84%
      39.6% TAX BRACKET            5.13%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


                                                  www.americancentury.com      3


Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 2001?

     The fund performed very well. According to fund tracker Lipper Inc., the portfolio provided shareholders more federal tax-free income than the average state-specific tax-exempt money market fund. Florida Municipal Money Market's 7-day effective yield of 3.14% at the end of May was higher than the 2.71% average yield of the Lipper group. And of course, investments in the fund are also exempt from the state's intangibles tax.

     What's more, Florida Municipal Money Market's average annual returns for the one-, three-, and five-year periods ended May 31 ranked in the top 25% of the Lipper group. (See the previous page for detailed performance comparisons.)

WHAT'S BEHIND THE FUND'S SOLID PERFORMANCE?

     The fund has done so well over time in part because it has below-average expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders. Having lower expenses gives us a leg up on the competition. But we also helped performance by locking in attractive yields late last year.

HOW DID YOU MANAGE TO LOCK IN ATTRACTIVE TAX-FREE YIELDS?

     Conditions were much different six months ago--the economy was just beginning to slow down, and the Federal Reserve (the Fed) had yet to start cutting interest rates. We got a jump on the competition at that time by buying some longer-term money market securities at higher yields before the Fed lowered short-term interest rates to prop up the economy.

OKAY, BUT THEN WHY DID YOU HAVE MORE SHORT-TERM PAPER AT THE END OF MAY (SEE THE CHARTS AT LEFT)?

     Our higher-yielding, long-term securities naturally shortened as they moved closer to their maturity date. Rather than re-invest that money in one-year notes, we've put it in very short-term securities. We don't think it pays to buy anything longer right now--there isn't a big difference in yield on these securities, and we think the economy and interest rates could bounce back. Instead, we think rates will be higher nine months or a year from now, so we're reluctant to lock in current yields for a long period of time.

SPEAKING OF YOUR OUTLOOK, WHAT DO YOU SEE AHEAD FOR THE FUND AND YIELDS?

     We think most of the Fed's work on interest rates is already done, and that the economy could pick up late this year or early next. As a result, we'll likely avoid buying one-year notes until rates and the economy turn up again. In the meantime, we'll continue to work hard to find attractive tax-free yields using the same disciplined process that's worked so well over time.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/01      11/30/00
A1+                        82%           78%
A1                         18%           17%
A2                          --           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 13 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                           AS OF MAY 31, 2001
1-30 DAYS                         80%
31-90 DAYS                        20%

                        AS OF NOVEMBER 30, 2000
1-30 DAYS                         75%
91-180 DAYS                        5%
MORE THAN 180 DAYS                20%

Investment terms are defined in the Glossary on pages 14-15.


4      1-800-345-2021


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
               $3,000,000  Alachua County High Finance
                              Auth. Multifamily Rev., (University
                              Cove Apartments), 3.05%,
                              6/6/01                                 $ 3,000,000
                4,000,000  Broward County Airport Exempt
                              Facility Rev., (Various LearJet Inc.
                              Projects), VRDN, 3.15%,
                              6/7/01                                   4,000,000
                1,410,000  Broward County Housing Finance
                              Auth. Multifamily Rev.,
                              (Fishermens Landing), VRDN,
                              3.00%, 6/6/01 (LOC: Bank
                              One, Michigan)                           1,410,000
                1,240,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 3.15%,
                              6/6/01 (LOC: City National
                              Bank)                                    1,240,000
                3,000,000  Capital Projects Finance Auth.
                              Rev., Series 2000 H, (Loan
                              Program), 3.20%, 6/6/01                  3,000,000
                1,800,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 3.15%,
                              6/6/01 (LOC: Suntrust Bank
                              Central Florida)                         1,800,000
                3,310,000  Dade County GO, (Public
                              Improvement), 7.20%, 6/1/01
                              (FSA)                                    3,310,000
                3,000,000  Dade County GO, (Seaport
                              Bonds), 6.50%, 10/1/01
                              (AMBAC), Prerefunded at
                              101% of Par( (1))                        3,051,955
                1,475,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 3.07%,
                              6/7/01 (Liquidity: Merrill Lynch
                              & Co., Inc.) (Acquired
                              12/3/96-3/28/01, Cost
                              $1,475,000)(2)                           1,475,000
                1,000,000  Florida Board of Education Capital
                              Outlay GO, Series 1991 B,
                              6.70%, 6/1/01, Prerefunded at
                              101% of Par( (1))                        1,010,188
                2,500,000  Florida Division of Bond Finance
                              Rev., Series 2000 A,
                              (Department Natural Resource
                              Preservation), 6.60%, 7/1/01
                              (AMBAC), Prerefunded at
                              102% of Par( (1))                        2,554,813
                4,500,000  Florida Finance Agency Multifamily
                              Housing Rev., (Country Club),
                              VRDN, 3.70%, 6/1/01 (LOC:
                              Bank of New York)                        4,500,000
                4,500,000  Florida Finance Agency Multifamily
                              Housing Rev., (Woodlands),
                              VRDN, 3.13%, 6/6/01 (LOC:
                              Northern Trust Company)                  4,500,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Florida Housing Finance Agency
                              Rev. Trust Receipts, Series
                              1998-12, VRDN, 3.25%,
                              6/6/01 (MBIA) (Acquired
                              1/23/01, Cost $1,000,000)(2)           $ 1,000,000
                4,095,000  Florida Housing Finance Corp.
                              Rev., Series 1999 I-1, (Heritage
                              Pointe), VRDN, 3.05%, 6/6/01
                              (LOC: Keybank, N.A.)                     4,095,000
                1,000,000  Florida Turnpike Auth. Rev., Series
                              1995 A, 5.50%, 7/1/01
                              (AMBAC)                                  1,001,010
                3,000,000  Florida Turnpike Auth. Rev., Series
                              2000 B, 5.00%, 7/1/01                    3,001,683
                  520,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Government Loan),
                              VRDN, 2.95%, 6/7/01 (FGIC)
                              (SBBPA: Credit Local de France)            520,000
                1,500,000  Hillsborough County Industrial
                              Development Pollution Control
                              Auth. Rev., (Tampa Electric
                              Company Gannon), VRDN,
                              3.20%, 6/1/01                            1,500,000
                  650,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              3.80%, 6/1/01 (LOC: Wells
                              Fargo Bank Northwest N.A.)                 650,000
                3,700,000  Jacksonville Electric Auth. Rev.
                              Trust Receipts, Series 1995
                              SGA17, VRDN, 3.02%, 6/6/01
                              (LOC: Societe Generale)
                              (Acquired 6/15/00-5/29/01,
                              Cost $3,700,000)(2)                      3,700,000
                2,700,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Dutton
                              Press Inc.), VRDN, 3.15%,
                              6/6/01 (LOC: Suntrust Bank,
                              Miami) (Acquired 12/27/00-
                              4/11/01, Cost $2,700,000)(2)             2,700,000
                2,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II), VRDN,
                              3.13%, 6/6/01 (LOC: Northern
                              Trust Company)                           2,150,000
                  930,000  Orange County Housing Finance
                              Auth. Homeowner Rev., Series
                              2000 B-2, 4.65%, 6/29/01
                              (AMBAC)                                    930,000
                3,000,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1991 A, 6.50%, 10/1/01,
                              Prerefunded at 102% of Par( (1))         3,081,813
                2,000,000  Palm Beach County Airport Rev.,
                              Series 2000 A, (Galaxy Aviation),
                              3.15%, 6/6/01 (LOC: Suntrust
                              Bank)                                    2,000,000
                3,415,000  Palm Beach County Health
                              Facilities Auth. Rev., Series
                              1999 B, (Hospital Improvement),
                              VRDN, 3.70%, 6/6/01                      3,415,000


See Notes to Financial Statements                 www.americancentury.com      5


Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $5,000,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.), VRDN,
                              3.15%, 6/6/01 (LOC: Allied
                              Irish Bank Plc)                        $ 5,000,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 3.15%,
                              6/6/01 (LOC: ABN Amro Bank
                              N.V.) (Acquired 3/17/97,
                              Cost $2,100,000)(2)                      2,100,000
                2,275,000  Reedy Creek Improvement District
                              Utilities Rev., Series 1991-1,
                              6.50%, 10/1/01 (MBIA),
                              Prerefunded at 101% of Par( (1))         2,314,075
                                                                     -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                                $74,010,537
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local securities.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $10,975,000 which represented 14.6% of net assets.


6      1-800-345-2021                          See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001

ASSETS
Investment securities, at value (amortized cost
  and cost for federal income tax purposes) .................      $ 74,010,537
Cash ........................................................           763,831
Interest receivable .........................................           612,170
Prepaid portfolio insurance (Note 2) ........................             6,513
                                                                   ------------
                                                                     75,393,051
                                                                   ------------

LIABILITIES
Accrued management fees (Note 2) ............................            31,462
Dividends payable ...........................................             8,000
Payable for trustees' fees
  and expenses (Note 2) .....................................               229
                                                                   ------------
                                                                         39,691
                                                                   ------------

Net Assets ..................................................      $ 75,353,360
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .....................................        75,392,612
                                                                   ============

Net Asset Value Per Share ...................................      $       1.00
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in .............................................      $ 75,392,612
Accumulated net realized loss
  on investment transactions ................................           (39,252)
                                                                   ------------
                                                                   $ 75,353,360
                                                                   ============


See Notes to Financial Statements                 www.americancentury.com      7


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2001

INVESTMENT INCOME
Income:
Interest ..................................................         $ 3,501,816
                                                                    -----------

Expenses (Note 2):
Management fees ...........................................             413,133
Trustees' fees and expenses ...............................               3,756
Portfolio insurance and other expenses ....................               3,217
                                                                    -----------
                                                                        420,106
                                                                    -----------

Net investment income .....................................           3,081,710
                                                                    -----------

Net realized loss on
  investment transactions .................................                (482)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ...............................         $ 3,081,228
                                                                    ===========


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

Decrease in Net Assets                                  2001            2000

OPERATIONS
Net investment income ..........................  $   3,081,710   $   2,836,164
Net realized loss on investment transactions ...           (482)        (38,770)
                                                  -------------   -------------
Net increase in net assets
  resulting from operations ....................      3,081,228       2,797,394
                                                  -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (3,081,710)     (2,836,164)
                                                  -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................     87,253,801     107,372,100
Proceeds from reinvestment of distributions ....      2,916,668       2,579,591
Payments for shares redeemed ...................    (99,718,470)   (112,520,535)
                                                  -------------   -------------
Net decrease in net assets
  from capital share transactions ..............     (9,548,001)     (2,568,844)
                                                  -------------   -------------

Net decrease in net assets .....................     (9,548,483)     (2,607,614)

NET ASSETS
Beginning of period ............................     84,901,843      87,509,457
                                                  -------------   -------------
End of period ..................................  $  75,353,360   $  84,901,843
                                                  =============   =============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................     87,253,801     107,372,100
Issued in reinvestment of distributions ........      2,916,668       2,579,591
Redeemed .......................................    (99,718,470)   (112,520,535)
                                                  -------------   -------------
Net decrease ...................................     (9,548,001)     (2,568,844)
                                                  =============   =============


See Notes to Financial Statements                www.americancentury.com      9


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Money Market Fund (the fund) is one of the funds in a series issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 2001, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    At May 31, 2001, the fund had accumulated net realized capital loss carryovers, for federal income tax purposes, of $38,987 (expiring 2004-2009) which may be used to offset future taxable gains.

    The fund has elected to treat net capital losses of $479, incurred in the seven-month period ended May 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees' who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2001, the effective annual management fee was 0.49%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


10      1-800-345-2021


Florida Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                        2001          2000          1999          1998           1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $      1.00   $      1.00   $      1.00   $      1.00    $      1.00
                                   -----------   -----------   -----------   -----------    -----------
Income From Investment Operations
  Net Investment Income .........         0.04          0.03          0.03          0.03           0.03
                                   -----------   -----------   -----------   -----------    -----------
Distributions
  From Net Investment Income ....        (0.04)        (0.03)        (0.03)        (0.03)         (0.03)
                                   -----------   -----------   -----------   -----------    -----------
Net Asset Value, End of Period ..  $      1.00   $      1.00   $      1.00   $      1.00    $      1.00
                                   ===========   ===========   ===========   ===========    ===========
  Total Return(1) ...............         3.72%         3.30%         2.92%         3.31%          3.55%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........         0.50%         0.50%         0.50%         0.51%          0.12%
Ratio of Operating Expenses
  to Average Net Assets
(Before Expense Waiver) .........         0.50%         0.50%         0.50%         0.53%          0.66%
Ratio of Net Investment Income
  to Average Net Assets .........         3.67%         3.26%         2.88%         3.25%          3.48%
Ratio of Net Investment Income
  to Average Net Assets
(Before Expense Waiver) .........         3.67%         3.26%         2.88%         3.23%          2.94%
Net Assets, End of Period
  (in thousands) ................  $    75,353   $    84,902   $    87,509   $   109,684    $   112,129

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                www.americancentury.com      11


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Florida Municipal Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Municipal Money Market Fund (one of the eight funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 13, 2001


12      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
      BRYAN KARCHER
   Municipal Credit Research Director
      STEVEN PERMUT
   Municipal Credit Analysts
      DAVID MOORE
      BILL MCCLINTOCK
      TIM BENHAM
      BRAD BODE


                                                 www.americancentury.com      13


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 11.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      15


Notes
--------------------------------------------------------------------------------


16      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
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INVESTOR RELATIONS
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AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-ANN-25990                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Florida Intermediate-Term Municipal


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     Florida Intermediate-Term Municipal generated exceptionally strong returns for the year ended May 31, 2001. Demand for bonds surged because of economic weakness, falling interest rates, and plummeting stock prices. The fund's investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 3.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products

     And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
FLORIDA INTERMEDIATE-TERM MUNICIPAL
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Yields ..................................................................   6
   Portfolio at a Glance ...................................................   6
   Top Five Sectors ........................................................   7
   Portfolio Composition
      by Credit Rating .....................................................   7
   Schedule of Investments .................................................   8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  11
   Statement of Operations .................................................  12
   Statement of Changes
      in Net Assets ........................................................  13
   Notes to Financial
      Statements ...........................................................  14
   Financial Highlights ....................................................  16
   Report of Independent
      Accountants ..........................................................  17
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  18
      Comparative Indices ..................................................  18
      Lipper Rankings ......................................................  18
      Credit Rating
         Guidelines ........................................................  18
      Investment Team
         Leaders ...........................................................  18
   Glossary ................................................................  19


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* A weakening U.S. economy, slumping stock prices, and falling interest rates fueled very attractive municipal bond returns during the year ended May 31, 2001.

* With financial conditions deteriorating, the Federal Reserve (the Fed) aggressively reduced the federal funds rate target to 4.00% by the end of May, the lowest level since 1994.

* Economic conditions, municipal supply and demand, and the Fed's rate cuts pushed municipal yields lower.

* Municipal bonds with high credit ratings generally outperformed lower-rated bonds for the year.

MUNICIPAL CREDIT REVIEW

* Municipal credit quality in Florida remained generally sound during the year ended May 31, 2001.

* Florida continues to experience steady job growth, while the state's unemployment rate remains close to national levels.

* High population growth continues to strengthen Florida's economy, but also pressures government services for education, health and human services, and transportation.

* Overall, we expect municipal credit quality in Florida to remain favorable for now.

* From a longer-term perspective, we expect Florida's low business costs and company-friendly regulatory environment to continue making the state an attractive place for business expansion.

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal returned 10.70%, significantly more than its 6.15% average annual return since its 1994 inception. (See performance information on page 5.)

* The fund benefited from falling interest rates, low expenses, a relatively high yield, and a number of strategies that we employed.

* With the help of our credit research team, we continued to look for attractively valued securities that seemed likely to appreciate and boost Florida Intermediate-Term Municipal's returns.

* During most of the last six months, the fund's interest rate sensitivity was about the same as or greater than that of the Lipper group average. Rates fell, so that enhanced performance.

* We raised Florida Intermediate-Term Municipal's credit quality to help insulate the fund against potential credit problems that can crop up when economic growth slows.

* We feel that the portfolio is fairly well positioned for the current environment.

[left margin]

       FLORIDA INTERMEDIATE-TERM MUNICIPAL
                    (ACBFX)
    TOTAL RETURNS:            AS OF 5/31/01
       6 Months                       4.65%*
       1 Year                        10.70%
    30-DAY SEC YIELD:                 3.79%
    INCEPTION DATE:                 4/11/94
    NET ASSETS:               $53.9 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     For U.S. bond investors, the year ended May 31, 2001, was about as good as it gets. A weakening U.S. economy, slumping stock prices, and falling interest rates sparked a powerful rally that boosted U.S. bonds--including municipals--to unusually strong returns (see the table at right).

     That was in marked contrast with U.S. stock performance. The S&P 500 fell by more than 10% and the Nasdaq Composite fell 38%, helping to build demand for bonds.

CONDITIONS CHANGED SUDDENLY  AND DRAMATICALLY

     In May 2000, the Federal Reserve (the Fed) was still concerned about unsustainably strong economic growth and inflation. To cool the economy, the Fed raised its target for the federal funds rate--a key short-term interest rate--by 50 basis points (0.50%) to 6.50%.

     But by the second half of 2000, the economy was slowing sharply. In the fourth quarter, the annualized rate of economic growth was only 1%, just six months after racing ahead at a 5.6% rate during the second quarter of 2000.

     At the beginning of 2001--after dramatic declines in business spending, soaring inventories and excess capacity, and recessionary conditions in the manufacturing and technology sectors-- the Fed began aggressively cutting short-term interest rates to prevent a recession in the overall economy. Five 50-basis-point cuts later, the federal funds rate target was 4.00%, its lowest level since 1994.

A LOWER AND STEEPER MUNICIPAL YIELD CURVE

     Economic conditions, municipal supply and demand, and the Fed's rate cuts pulled down municipal yields (shown at right). The muni yield curve shifted down as prices rose, and it steepened as short-term yields fell more than longer-term yields because of the Fed's cuts. While most muni investors benefited from the downward shift in the yield curve, the curve's steepening--and the degree to which investors took advantage of it--helped separate top performers from the rest of the pack.

QUALITY MATTERED

     As often happens when economic conditions deteriorate and interest rates fall, higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below).

     This happened for basically two reasons. First, high-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the greater interest income of high-yield bonds cushions the impact of changing rates. Second, worsening economic conditions tend to put more pressure on high-yield issuers and bond prices than their investment-grade counterparts--lower ratings typically correspond with less financial margin for error.

[right margin]

"A WEAKENING U.S. ECONOMY, SLUMPING STOCK PRICES, AND FALLING INTEREST RATES SPARKED A POWERFUL RALLY THAT BOOSTED U.S. BONDS TO UNUSUALLY STRONG RETURNS."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2001
   MERRILL LYNCH 0- TO 3-YEAR
      MUNICIPAL INDEX                  7.45%
   LEHMAN BROTHERS 5-YEAR
      MUNICIPAL GO INDEX              10.17%
   LEHMAN BROTHERS LONG-TERM
      MUNICIPAL BOND INDEX            15.38%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below

FALLING & STEEPENING MUNICIPAL YIELD CURVE
FOR THE YEAR ENDED MAY 31, 2001

YEARS TO
MATURITY        5/31/00          11/30/00         5/31/01
1                4.70%            4.24%            2.89%
2                4.89%            4.33%            3.18%
3                4.99%            4.38%            3.43%
4                5.06%            4.43%            3.63%
5                5.11%            4.46%            3.79%
6                5.15%            4.49%            3.95%
7                5.19%            4.53%            4.10%
8                5.23%            4.59%            4.22%
9                5.27%            4.65%            4.34%
10               5.31%            4.71%            4.46%
11               5.36%            4.79%            4.56%
12               5.42%            4.87%            4.66%
13               5.47%            4.95%            4.75%
14               5.53%            5.03%            4.84%
15               5.59%            5.11%            4.93%
16               5.64%            5.16%            4.98%
17               5.70%            5.21%            5.03%
18               5.75%            5.26%            5.07%
19               5.81%            5.30%            5.11%
20               5.87%            5.34%            5.15%
21               5.88%            5.35%            5.16%
22               5.89%            5.36%            5.17%
23               5.90%            5.37%            5.18%
24               5.91%            5.38%            5.19%
25               5.91%            5.39%            5.20%
26               5.92%            5.40%            5.21%
27               5.92%            5.41%            5.21%
28               5.93%            5.41%            5.21%
29               5.93%            5.42%            5.21%
30               5.94%            5.42%            5.21%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Municipal credit quality in Florida remained generally sound during the year ended May 31, 2001. Job growth continued at a pace not seen since early 1998, and business expansions and relocations to the state's warm-weather climate continued. In addition, Florida's low reliance on the troubled manufacturing sector also helped. Although Florida is not facing a shortfall like many of its regional neighbors, the state's revenue growth continues to slow, even as spending demands for programs such as Medicaid increase.

THE EMPLOYMENT BACKDROP

     Florida continues to experience steady job growth, while the state's unemployment rate remains close to national levels. The state's relatively diversified employment base centers on the growing trade and services industry, but is also influenced by agriculture and tourism.

STATE REVENUES

     Florida's generally conservative fiscal practices have yielded large budget surpluses over the last several years. Although the state has no personal income tax, its other revenue sources have consistently grown.

     Sales tax, representing approximately 60% of Florida's tax revenue, has averaged roughly 7% yearly growth since 1996. However, overall revenue growth continues to slow from prior-year levels. Contributing to the slowdown are various tax-law changes resulting from legislation enacted earlier in 2001, including a half-million-dollar reduction made to the intangibles tax.

     As a buffer against economic volatility, Florida established a Budget Stabilization Fund in 1997 and has made yearly deposits. At the end of fiscal 2001, this fund met the required minimum level of 5% of general fund revenues.

POPULATION GROWTH

     High population growth continues to strengthen Florida's economy, but also pressures government services for education, health and human services, and transportation. Population growth appears to be slowing, however--during the 1990s, the state's population swelled by about 24%, but during the current decade, growth of roughly 16% is expected.

     In addition, the state's senior-citizen population is expected to continue rising. Such an increase would likely ensure strong demand for health and social services. As a result, the state will need to address projected increases in Medicaid expenditures related to both cost pressure and increased caseloads.

ON THE HORIZON

     Overall, we expect municipal credit quality in Florida to remain favorable for now. From a longer-term perspective, we expect Florida's low business costs and company-friendly regulatory environment to continue making the state an attractive place for business expansion. However, the state's burgeoning population will create the need for additional infrastructure expenditures.

[line graph - data below]

"FLORIDA CONTINUES TO EXPERIENCE STEADY JOB GROWTH, WHILE THE STATE'S UNEMPLOYMENT RATE REMAINS CLOSE TO NATIONAL LEVELS."

FLORIDA DEMOGRAPHIC TRENDS

               Percentage increase
Year           in total employment       Unemployment rate
1995                  3.40%                    5.50%
1996                  3.10%                    5.10%
1997                  3.70%                    4.80%
1998                  3.50%                    4.30%
1999                  2.90%                    3.90%
2000                  3.60%                    3.60%

Source: Economy.com


4      1-800-345-2021


Florida Intermediate-Term Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                 FLORIDA       LEHMAN 5-YEAR          FLORIDA INTERM.
               INTERMEDIATE-     MUNICIPAL         MUNICIPAL DEBT FUNDS(2)
              TERM MUNICIPAL      GO INDEX     AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       4.65%            4.92%            4.05%            --
1 YEAR           10.70%           10.17%            9.56%        2 OUT OF 16
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           5.22%            5.17%            3.98%        1 OUT OF 15
5 YEARS*          6.09%            5.71%            4.87%        1 OUT OF 11
LIFE OF FUND*     6.15%            5.83%(3)         5.01%(4)     1 OUT OF 10(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/30/94, the date nearest the fund's inception for which data are available.

See pages 18-19 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
Florida Intermediate-Term Municipal*    $15,316
Lehman 5-Year Municipal GO Index        $15,007

                Florida Intermediate-        Lehman 5-Year
                   Term Municipal*         Municipal GO Index
DATE                   VALUE                     VALUE
4/11/1994             $10,000                   $10,000
6/30/1994             $10,140                   $10,134
9/30/1994             $10,260                   $10,217
12/31/1994            $10,117                   $10,183
3/31/1995             $10,629                   $10,596
6/30/1995             $10,903                   $10,866
9/30/1995             $11,163                   $11,163
12/31/1995            $11,482                   $11,367
3/31/1996             $11,423                   $11,402
6/30/1996             $11,446                   $11,452
9/30/1996             $11,648                   $11,639
12/31/1996            $11,902                   $11,892
3/31/1997             $11,919                   $11,874
6/30/1997             $12,297                   $12,169
9/30/1997             $12,608                   $12,435
12/31/1997            $12,880                   $12,663
3/31/1998             $13,015                   $12,812
6/30/1998             $13,190                   $12,942
9/30/1998             $13,595                   $13,298
12/31/1998            $13,714                   $13,403
3/31/1999             $13,800                   $13,541
6/30/1999             $13,575                   $13,384
9/30/1999             $13,616                   $13,502
12/31/1999            $13,632                   $13,498
3/31/2000             $13,912                   $13,654
6/30/2000             $14,131                   $13,874
9/30/2000             $14,408                   $14,148
12/31/2000            $14,983                   $14,534
3/31/2001             $15,301                   $14,940
5/31/2001             $15,316                   $15,007

$10,000 investment made 4/11/94**

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Florida Intermediate-Term Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                Florida Intermediate-        Lehman 5-Year
                   Term Municipal*         Municipal GO Index
DATE                   RETURN                    RETURN
5/31/1994**             1.79%                     1.58%
5/31/1995               7.31%                     6.89%
5/31/1996               4.34%                     4.74%
5/31/1997               6.63%                     6.08%
5/31/1998               8.20%                     6.95%
5/31/1999               4.71%                     4.90%
5/31/2000               0.49%                     0.65%
5/31/2001              10.70%                    10.17%

* Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which index data are available.


                                                  www.americancentury.com      5


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Florida Intermediate-Term Municipal fund investment team.

HOW DID FLORIDA INTERMEDIATE-TERM MUNICIPAL PERFORM DURING THE YEAR ENDED MAY 31, 2001?

     The fund provided investors with a very attractive return that outpaced the Lipper peer average. Florida Intermediate-Term Municipal returned 10.70%, significantly higher than its 6.15% average annual return since its 1994 inception. The 16 "Florida Intermediate Municipal Debt Funds" tracked by Lipper Inc. returned 9.56% on average. Based on those returns, Florida
Intermediate-Term Municipal ranked #2 among its Lipper peers. The fund's longer-term performance versus the Lipper group was even more impressive. (See the previous page for other performance comparisons.)

WHAT FUELED THE FUND'S VERY SOLID RETURN?

     Florida Intermediate-Term Municipal benefited from the Federal Reserve's (the Fed's) aggressive interest rate reductions (discussed on page 3). Those reductions pushed short- and intermediate-term bond prices higher and yields lower, boosting returns. Lower expenses and a higher 30-day SEC yield than the Lipper average helped, too. Everything else being equal, lower expenses mean a higher yield and better overall returns.

     But we also employed a number of strategies that enhanced performance. For example, we continued to work closely with our seasoned credit research team to find what we considered to be undervalued securities for the portfolio. Strategic adjustments to the fund's duration--its sensitivity to interest rate changes--also factored in.

HOW DOES FINDING UNDERVALUED  SECURITIES HELP?

     Such bonds can significantly boost returns if they appreciate. That's why locating what we feel are undervalued securities is such a key ingredient to Florida Intermediate-Term Municipal's ongoing success. But such opportunities take hard work to uncover, and our municipal credit research team provides vital support along those lines.

     With the help of the credit team, we look for bonds that may have been passed over by other investors and are trading at what we believe to be discounted prices. The team then closely examines the underlying credit stories behind the bonds. If those stories pass our rigorous standards, then we buy the securities for the portfolio.

IN WHAT OTHER WAYS DOES THE CREDIT TEAM ADD VALUE?

     The team also monitors and tracks developing credit trends, an especially important function during challenging economic times such as these. The team helps us to steer clear of bonds and bond issuers that appear more likely to experience credit downgrades.

     Along those lines, we decided to increase the portfolio's credit quality to help insulate the fund against any potential credit problems. To accomplish that strategy, we sold some of our lower-credit bonds that seemed less likely to hold up well in the current financial environment. We also added quite a few insured bonds that carried AAA ratings.

[left margin]

"THE FUND PROVIDED INVESTORS WITH A VERY ATTRACTIVE RETURN THAT OUTPACED THE LIPPER PEER AVERAGE."

YIELDS AS OF MAY 31, 2001
   30-DAY SEC YIELD                 3.79%
   30-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET             5.26%
      31.0% TAX BRACKET             5.49%
      36.0% TAX BRACKET             5.92%
      39.6% TAX BRACKET             6.27%

PORTFOLIO AT A GLANCE
                            5/31/01      5/31/00
NUMBER OF SECURITIES          63           58
WEIGHTED AVERAGE
   MATURITY                 8.2 YRS      9.3 YRS
AVERAGE DURATION           5.1 YRS       5.4 YRS
EXPENSE RATIO                0.51%        0.51%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


Florida Intermediate-Term Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

YOU MENTIONED THAT DURATION MANAGEMENT HELPED FUND PERFORMANCE, TOO. HOW SO?

     Duration gauges how a fund's net asset value will react when interest rates change. Generally, the longer a fund's duration, the more its share price rises or falls when rates move. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

     During most of the last six months, the fund's duration was neutral to slightly long compared with the average duration of the Lipper group. With yields on short- and intermediate-term municipal bonds falling because of Fed rate cuts, the occasionally long duration boosted returns.

     But predicting the direction of short-term interest rates can be extremely difficult. That's why we manage duration conservatively, typically keeping within a relatively narrow band around that of the Lipper group average and making only minor adjustments when opportunities present themselves.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND SHORT-TERM INTEREST
RATES?

     The Fed's aggressive interest rate cuts this year should set the stage for a U.S. economic turnaround at some point. But rate reductions take time to work through the system. So for the near term, we're likely to see continued economic weakness, further corporate profit warnings, and possibly even additional layoffs.

     Given these conditions, we wouldn't be surprised if the Fed cut rates at least one more time. But we think that any additional cuts are likely to be far less aggressive than what we've seen so far this year.

WITH THOSE THOUGHTS IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We feel that the portfolio is fairly well positioned for the current environment. That means we'll likely keep duration roughly neutral to the Lipper group average and maintain the portfolio's heavy focus on securities rated AAA and AA.

ARE YOU PLANNING ANY NOTABLE CHANGES TO THE FUND?

     Yes. Effective August 8, 2001, we will remove all restrictions on the fund's weighted average maturity. That is, the fund will be able to invest in municipal securities across all maturities. Reflecting that average maturity change, the fund will be renamed "American Century Florida Municipal Bond."

HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY?

     We will still use the same disciplined investment approach, but we will have more flexibility to look for the best relative values, yields, and appreciation potential throughout the municipal market. Overall, though, investors aren't likely to notice big differences in fund strategy or performance. That's because optimal municipal yields and returns relative to risk (price volatility) still tend to be found in the intermediate-term maturity area.

WHAT'S THE MAIN REASON FOR THE CHANGES?

     We want to help make choosing a municipal bond fund easier for investors. People who know that they want a tax-advantaged bond investment but aren't sure what maturity to choose will be able to invest in a "core" municipal fund where we make the maturity decisions for them.

[right margin]

TOP FIVE SECTORS (AS OF 5/31/01)
                                    % OF FUND INVESTMENTS
WATER AND SEWER REVENUE                       17%
SPECIAL TAX REVENUE                           12%
TRANSPORTATION REVENUE                        12%
ELECTRIC REVENUE                              11%
GO                                             9%

TOP FIVE SECTORS (AS OF 11/30/00)
                                    % OF FUND INVESTMENTS
WATER AND SEWER REVENUE                       20%
SPECIAL TAX REVENUE                           19%
TRANSPORTATION REVENUE                        16%
HOSPITAL REVENUE                              10%
HOUSING REVENUE                               10%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                   % OF FUND INVESTMENTS
                    AS OF         AS OF
                   5/31/01      11/30/00
AAA                  86%           80%
AA                    6%            7%
A                     2%            4%
BBB                   6%            9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.


                                                  www.americancentury.com      7


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 89.5%
FLORIDA -- 81.8%
               $2,110,000  Broward County Airport Systems
                              Rev., (Passenger Facility),
                              (Conventional Lien H-1), 5.25%,
                              10/1/12 (AMBAC)                        $ 2,176,612
                  960,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.20%,
                              5/1/04 (MBIA)                            1,005,533
                  715,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.25%,
                              5/1/05 (MBIA)                              755,712
                  250,000  Dade County Aviation Rev., Series
                              1995 E, 5.50%, 10/1/10
                              (AMBAC)                                    265,123
                1,150,000  Duval County School Board
                              Certificates of Participation,
                              5.75%, 7/1/16 (FSA)                      1,210,237
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                      524,005
                  500,000  East County Water Control District
                              Rev., 5.375%, 11/1/01
                              (Asset Guaranty)                           504,775
                  205,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                                209,451
                  200,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.80%,
                              4/1/06 (GNMA/FNMA)                         205,242
                  315,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              4/1/07 (GNMA/FNMA)                         323,379
                1,050,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1995 C, 5.50%, 6/1/12
                              (MBIA)                                   1,092,977
                2,320,000  Florida Division of Bond Finance
                              Rev., Series 1998 B,
                              (Environmental Protection-
                              Preservation), 5.25%, 7/1/10
                              (FSA)                                    2,458,503
                  500,000  Florida Housing Finance Agency
                              Rev., (Windwood), 5.65%,
                              12/1/07 (AXA)                              512,955
                  450,000  Florida Housing Finance Agency,
                              Series 1995 E, (Williamsburg
                              Village Apartments), 5.60%,
                              12/1/07 (AMBAC)                            477,558
                2,105,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              7/29/03 (FSA)                            2,118,388

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,000,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                 $ 1,005,640
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                    386,110
                  675,000  Greater Orlando Aviation Auth.
                              Rev., Series 1999 A, 5.25%,
                              10/1/09 (FGIC)                             710,053
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                      430,760
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%,
                              5/1/03 (MBIA)                              414,928
                1,250,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.20%,
                              10/1/04 (FGIC)                           1,272,388
                1,500,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.40%,
                              10/1/06 (FGIC)                           1,527,840
                1,550,000  Jacksonville Excise Taxes Rev.,
                              Series 1996 B, 5.50%,
                              10/1/07 (FGIC)                           1,579,280
                1,005,000  Key West Utility Board Electric
                              Rev., 4.25%, 10/1/09
                              (AMBAC)                                  1,004,879
                1,145,000  Key West Utility Board Electric
                              Rev., 5.00%, 10/1/12
                              (AMBAC)                                  1,185,544
                  550,000  Lee County Industrial
                              Development Health Care
                              Facilities Auth. Rev., Series
                              1999 A, (Shell Point Village),
                              5.50%, 11/15/09                            534,078
                1,000,000  Miami Beach Stormwater Rev.,
                              5.75%, 9/1/17 (FGIC)                     1,060,730
                1,910,000  Miami Beach Water & Sewer
                              Rev., 5.625%, 9/1/16
                              (AMBAC)                                  2,017,476
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                      678,301
                  160,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                      172,029
                  390,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)(1)                   421,617
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                              524,075
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., Linked
                              Inverse Floater, 5.10%, 7/1/04
                              (FGIC)                                   1,031,220
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev., 5.70%,
                              10/1/04                                    534,870


8      1-800-345-2021                          See Notes to Financial Statements


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $1,300,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1993 B, 5.25%, 10/1/23
                              (MBIA)                                 $ 1,295,671
                1,000,000  Palm Beach County Airport
                              Systems Rev., 4.00%, 10/1/06
                              (MBIA)                                   1,005,120
                1,000,000  Palm Beach County Airport
                              Systems Rev., 5.50%, 10/1/07
                              (MBIA)                                   1,078,650
                2,000,000  Pasco County Solid Waste
                              Disposal & Resource Recovery
                              System Rev., 6.00%, 4/1/10
                              (AMBAC)                                  2,208,099
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                     531,745
                  300,000  Pensacola Airport Rev., Series
                              1998 A, 6.00%, 10/1/01
                              (MBIA)                                     302,799
                  360,000  Pinellas County Educational
                              Facilities Auth. Rev., (Barry
                              University), 4.45%, 10/1/01                359,705
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04              299,760
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05              299,217
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07              294,651
                1,000,000  Polk County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)                                   1,020,040
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                              410,156
                3,000,000  Sunrise Excise Tax & Special
                              Assessment Rev., 5.20%,
                              10/1/22 (AMBAC)                          3,014,429
                  805,000  Tallahassee Energy System Rev.,
                              5.00%, 10/1/11 (AMBAC)                     836,234
                1,000,000  Tampa Bay Water Utility System
                              Rev., Series 1998 A, 4.75%,
                              10/1/27 (FGIC)                             907,200
                  400,000  Tampa Guaranteed Entitlement
                              Rev., 6.00%, 10/1/18
                              (AMBAC)                                    441,032
                1,000,000  Tampa Water & Sewer Rev.,
                              6.00%, 10/1/17 (FSA)                     1,072,960
                  910,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 3.75%, 11/1/05
                              (MBIA)                                     913,476

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  420,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 4.15%, 11/1/08
                              (MBIA)                                 $   420,651
                  620,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 4.25%, 11/1/09
                              (MBIA)                                     619,244
                  500,000  Volusia County School District
                              GO, 6.20%, 8/1/03 (FGIC)                   512,535
                  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 5.25%,
                              2/1/02                                     504,465
                                                                     -----------
                                                                      48,680,107
                                                                     -----------
PUERTO RICO -- 3.4%
                1,000,000  Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.75%,
                              7/1/08 (MBIA)                            1,108,610
                  875,000  Puerto Rico Commonwealth GO,
                              (Public Improvement), 5.25%,
                              7/1/18 (FSA)                               907,550
                                                                     -----------
                                                                       2,016,160
                                                                     -----------
U.S. VIRGIN ISLANDS -- 4.3%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                    1,008,980
                1,500,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/03                                  1,520,820
                                                                     -----------
                                                                       2,529,800
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            53,226,067
                                                                     -----------
   (Cost $52,060,993)

SHORT-TERM MUNICIPAL SECURITIES -- 10.5%
FLORIDA
                2,600,000  Hillsborough County Industrial
                              Development Auth. Rev., (Tampa
                              Electric Company Gannon),
                              VRDN, 3.20%, 6/1/01                      2,600,000
                1,900,000  Martin County Pollution Control
                              Rev., (Florida Power & Light
                              Co.), VRDN, 3.20%, 6/1/01                1,900,000
                1,750,000  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 3.10%,
                              6/1/01                                   1,750,000
                                                                     -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  6,250,000
                                                                     -----------
    (Cost $6,250,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $59,476,067
                                                                     ===========
   (Cost $58,310,993)


See Notes to Financial Statements                 www.americancentury.com      9


Florida Intermediate-Term Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

AXA = AXA Insurance Co.

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.


10      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001

ASSETS
Investment securities, at value (identified cost
  of $58,310,993) (Note 3) ....................................      $59,476,067
Receivable for investments sold ...............................        1,010,130
Receivable for capital shares sold ............................            4,500
Interest receivable ...........................................          672,744
                                                                     -----------
                                                                      61,163,441
                                                                     -----------

LIABILITIES
Disbursements in excess
  of demand deposit cash ......................................          323,444
Payable for investments purchased .............................        6,890,369
Accrued management fees (Note 2) ..............................           23,069
Dividends payable .............................................           66,885
Payable for trustees' fees
  and expenses (Note 2) .......................................              162
                                                                     -----------
                                                                       7,303,929
                                                                     -----------
Net Assets ....................................................      $53,859,512
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .......................................        5,050,108
                                                                     ===========

Net Asset Value Per Share .....................................      $     10.67
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid-in ...............................................      $52,387,269
Undistributed net investment income ...........................              149
Accumulated undistributed net realized
  gain on investment transactions .............................          307,020
Net unrealized appreciation
  on investments (Note 3) .....................................        1,165,074
                                                                     -----------
                                                                     $53,859,512
                                                                     ===========


See Notes to Financial Statements                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2001

INVESTMENT INCOME
Income:
Interest .......................................................      $2,568,833
                                                                      ----------

Expenses (Note 2):
Management fees ................................................         260,696
Trustees' fees and expenses ....................................           2,260
                                                                      ----------
                                                                         262,956
                                                                      ----------

Net investment income ..........................................       2,305,877
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investment transactions ...................         792,148
Change in net unrealized appreciation on investments ...........       2,025,955
                                                                      ----------

Net realized and unrealized
  gain on investments ..........................................       2,818,103
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ....................................      $5,123,980
                                                                      ==========


12      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

Increase in Net Assets                                  2001            2000

OPERATIONS
Net investment income ..........................   $  2,305,877    $  2,152,189
Net realized gain (loss) on
  investment transactions ......................        792,148        (484,743)
Change in net unrealized appreciation
  (depreciation) on investments ................      2,025,955      (1,368,165)
                                                   ------------    ------------
Net increase in net assets
  resulting from operations ....................      5,123,980         299,281
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .....................     (2,305,877)     (2,152,189)
In excess of net realized gains
  on investment transactions ...................           --           (42,748)
                                                   ------------    ------------
Decrease in net assets from distributions ......     (2,305,877)     (2,194,937)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................     16,722,646      35,464,099
Proceeds from reinvestment of distributions ....      1,470,966       1,302,513
Payments for shares redeemed ...................    (13,229,155)    (33,172,596)
                                                   ------------    ------------
Net increase in net assets from
  capital share transactions ...................      4,964,457       3,594,016
                                                   ------------    ------------

Net increase in net assets .....................      7,782,560       1,698,360

NET ASSETS
Beginning of period ............................     46,076,952      44,378,592
                                                   ------------    ------------
End of period ..................................   $ 53,859,512    $ 46,076,952
                                                   ============    ============
Undistributed net investment income ............   $        149            --
                                                   ============    ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ...........................................      1,590,702       3,487,214
Issued in reinvestment of distributions ........        139,806         127,967
Redeemed .......................................     (1,251,364)     (3,269,438)
                                                   ------------    ------------
Net increase ...................................        479,144         345,743
                                                   ============    ============


See Notes to Financial Statements               www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Intermediate-Term Municipal Fund (the fund) is one of the funds in a series issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities held by the fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 2001, 100% (unaudited) of the fund's distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2001, the effective annual management fee was 0.51%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended May 31, 2001 were $75,912,010 and $69,322,045, respectively.

    On May 31, 2001, accumulated net unrealized appreciation was $1,165,074, which consisted of unrealized appreciation of $1,216,862 and unrealized depreciation of $51,788. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended May 31, 2001.


                                                 www.americancentury.com      15


Florida Intermediate-Term Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                            2001          2000          1999          1998          1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $    10.08    $    10.50    $    10.56    $    10.34    $    10.18
                                        ----------    ----------    ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income ..............        0.47          0.45          0.44          0.45          0.46
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        0.59         (0.41)         0.05          0.38          0.20
                                        ----------    ----------    ----------    ----------    ----------
  Total From Investment Operations ...        1.06          0.04          0.49          0.83          0.66
                                        ----------    ----------    ----------    ----------    ----------
Distributions
  From Net Investment Income .........       (0.47)        (0.45)        (0.44)        (0.45)        (0.46)
  From Net Realized Gains
  on Investment Transactions .........        --            --           (0.11)        (0.16)        (0.04)
  In Excess of Net Realized Gains
  on Investment Transactions .........        --           (0.01)         --            --            --
                                        ----------    ----------    ----------    ----------    ----------
  Total Distributions ................       (0.47)        (0.46)        (0.55)        (0.61)        (0.50)
                                        ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period .......  $    10.67    $    10.08    $    10.50    $    10.56    $    10.34
                                        ==========    ==========    ==========    ==========    ==========
  Total Return(1) ....................       10.70%         0.49%         4.71%         8.20%         6.63%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............        0.51%         0.51%         0.51%         0.54%         0.65%
Ratio of Operating Expenses
  to Average Net Assets
(Before Expense Waiver) ..............        0.51%         0.51%         0.51%         0.58%         0.86%
Ratio of Net Investment Income
  to Average Net Assets ..............        4.49%         4.49%         4.13%         4.28%         4.42%
Ratio of Net Investment Income
  to Average Net Assets
(Before Expense Waiver) ..............        4.49%         4.49%         4.13%         4.24%         4.21%
Portfolio Turnover Rate ..............         138%          155%          154%          154%           82%
Net Assets, End of Period
  (in thousands) .....................  $   53,860    $   46,077    $   44,379    $   29,605    $   16,513

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


16      1-800-345-2021                         See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Florida Intermediate-Term Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Florida Intermediate-Term Municipal Fund (one of the eight funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 13, 2001


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB are considered "investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN
   Municipal Credit Research Director
       STEVEN PERMUT
   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than- market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-ANN-25992                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Tax-Free Money Market


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The American Century Tax-Free Money Market fund provided shareholders attractive tax-free yields and stability of principal during a volatile period in U.S. financial markets in the fiscal year ended May 31, 2001. The fund's investment team reviews portfolio strategy and performance beginning on page 4.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products

     And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Frequently Asked
   Questions ...............................................................   2
TAX-FREE MONEY MARKET
   Performance Information .................................................   3
   Portfolio at a Glance ...................................................   3
   Yields ..................................................................   3
   Management Q&A ..........................................................   4
   Portfolio Composition
      by Credit Rating .....................................................   4
   Portfolio Composition
      by Maturity ..........................................................   4
   Schedule of Investments .................................................   5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................   8
   Statement of Operations .................................................   9
   Statement of Changes
      in Net Assets ........................................................  10
   Notes to Financial
      Statements ...........................................................  11
   Financial Highlights ....................................................  12
   Report of Independent
      Accountants ..........................................................  13
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies ......................................................  14
      Lipper Rankings ......................................................  14
      Credit Rating
         Guidelines ........................................................  14
      Investment Team
         Leaders ...........................................................  14
   Glossary ................................................................  15


                                                 www.americancentury.com      1


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Dividends are paid on the last business day of the month. We hope this makes your dividend payment date easy to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

* calling an Investor Relations Representative at 1-800-345-2021* weekdays, 7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation, and supply and demand for money market securities.

     Keep in mind that no money market fund is guaranteed or insured by the FDIC or any other government agency. Although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.


2      1-800-345-2021


Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                          TAX-FREE         TAX-EXEMPT MONEY MARKET FUNDS(2)
                        MONEY MARKET       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)                1.70%               1.51%             --
1 YEAR                     3.71%               3.36%        10 OUT OF 131
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3)                 3.37%               3.04%        9 OUT OF 123
5 YEARS(3)                 3.36%               3.05%        9 OUT OF 115
10 YEARS(3)                3.04%               2.91%        12 OUT OF 79

The fund's inception date was 7/31/84.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

See pages 14-15 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                               AS OF 5/31/01
NET ASSETS                    $249.5 MILLION
                           5/31/01      5/31/00
NUMBER OF SECURITIES         56           54
WEIGHTED AVERAGE
   MATURITY                35 DAYS      58 DAYS
EXPENSE RATIO               0.50%        0.50%

YIELDS AS OF MAY 31, 2001
   7-DAY CURRENT YIELD            3.00%
   7-DAY EFFECTIVE YIELD          3.04%
   7-DAY TAX-EQUIVALENT YIELDS
      28.0% TAX BRACKET           4.17%
      31.0% TAX BRACKET           4.35%
      36.0% TAX BRACKET           4.69%
      39.6% TAX BRACKET           4.97%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return.


                                                  www.americancentury.com      3


Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

HOW DID TAX-FREE MONEY MARKET  PERFORM DURING THE FISCAL YEAR ENDED  MAY 31,
2001?

     The fund performed very well. According to fund tracker Lipper Inc., the portfolio provided shareholders more tax-free income than the average tax-exempt money market fund. Tax-Free Money Market's 7-day effective yield of 3.04% at the end of May was higher than the 2.65% average yield of the Lipper group.

     What's more, Tax-Free Money Market's average annual returns for the one-, three-, and five-year periods ended May 31 ranked in the top 10% of the Lipper group. (See the previous page for detailed performance comparisons.)

WHAT'S BEHIND THE FUND'S EXCELLENT PERFORMANCE?

     The fund has done so well over time in part because it has below-average expenses. Other things being equal, lower expenses mean higher yields and returns for our shareholders. Having lower expenses gives us a leg up on the competition. But we also helped performance by locking in attractive yields late last year.

HOW DID YOU MANAGE TO LOCK IN ATTRACTIVE TAX-FREE YIELDS?

     Conditions were much different six months ago--the economy was just beginning to slow down, and the Federal Reserve (the Fed) had yet to cut interest rates. We got a jump on the competition at that time by buying some longer-term money market securities at higher yields before the Fed lowered short-term interest rates to prop up the economy.

OKAY, BUT THEN WHY DID YOU HAVE MORE SHORT-TERM PAPER AT THE END OF MAY (SEE THE CHARTS AT LEFT)?

     Our higher-yielding, long-term securities naturally shortened as they moved closer to their maturity date. Rather than re-invest that money in one-year notes, we've put it in very short-term securities. We don't think it pays to buy anything longer right now--there isn't a big difference in yield on these securities, and we think the economy and interest rates could bounce back. Instead, we think rates will be higher nine months or a year from now, so we're reluctant to lock in current yields for a long period of time.

SPEAKING OF YOUR OUTLOOK, WHAT DO YOU SEE AHEAD FOR THE FUND AND YIELDS?

     We think most of the Fed's work on interest rates is already done, and that the economy could pick up late this year or early next. As a result, we'll likely avoid buying one-year notes until rates and the economy turn up again. In the meantime, we'll continue to work hard to find attractive tax-free yields using the same disciplined process that's worked so well over time.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                      % OF FUND INVESTMENTS
                       AS OF        AS OF
                      5/31/01      11/30/00
A1+                     84%           75%
A1                      16%           20%
A2                       --            5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 14 for more information.

[pie charts - data below]

PORTFOLIO COMPOSITION
BY MATURITY
                        AS OF MAY 31, 2001
1-30 DAYS                      84%
31-90 DAYS                     10%
91-180 DAYS                     6%

                     AS OF NOVEMBER 30, 2000
1-30 DAYS                      72%
31-90 DAYS                     10%
91-180 DAYS                     8%
MORE THAN 180 DAYS             10%

Investment terms are defined in the Glossary on pages 15-16.


4      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
ALASKA -- 2.0%
             $  5,000,000  North Slope Boro GO, Series
                              1994 B, 7.50%, 6/30/01
                              (FSA)                                 $  5,012,516
                                                                    ------------
ARIZONA -- 4.6%
                6,400,000  Arizona State Transportation
                              Board Highway Rev., Series
                              1991 A, 6.35%, 7/1/01,
                              Prerefunded at 101.5% of Par(1)          6,507,466
                4,995,000  Maricopa County Pollution Control
                              Corporation Rev., 3.20%,
                              6/7/01 (FHLMC) (Acquired
                              3/9/01, Cost $4,995,000)(2)              4,995,000
                                                                    ------------
                                                                      11,502,466
                                                                    ------------
COLORADO -- 2.9%
                2,500,000  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 3.80%,
                              6/1/01 (LOC: U.S. Bank, N.A.)            2,500,000
                3,450,000  Arvada Water Enterprise Rev.,
                              VRDN, 4.25%, 6/1/01 (FSA)                3,450,000
                1,250,000  University of Colorado Parking
                              Rev., Series 2001 A, 4.50%,
                              6/1/02                                   1,265,562
                                                                    ------------
                                                                       7,215,562
                                                                    ------------
DELAWARE -- 1.2%
                3,000,000  Delaware Economic Development
                              Auth. Industrial Rev., Series
                              1997 C, (Delaware Clean
                              Power), VRDN, 3.15%, 6/6/01              3,000,000
                                                                    ------------
DISTRICT OF COLUMBIA -- 1.6%
                4,000,000  District of Columbia Rev., (Institute
                              for International Economics),
                              VRDN, 3.05%, 6/6/01 (LOC:
                              Suntrust Bank N.A.)                      4,000,000
                                                                    ------------
FLORIDA -- 22.9%
                1,625,000  Alachua County High Finance
                              Auth. Multifamily Rev., (University
                              Cove Apartments), 3.05%,
                              6/6/01 (LOC: SouthTrust
                              Bank N.A.)                               1,625,000
                4,500,000  Broward County Airport Exempt
                              Facility Rev., (Various LearJet Inc.
                              Projects), VRDN, 3.15%,
                              6/7/01 (LOC: Bank of America)            4,500,000
                1,860,000  Broward County Industrial
                              Development Rev., 3.15%,
                              6/6/01 (LOC: Suntrust Bank
                              South Florida, N.A.) (Acquired
                              3/29/01, Cost $1,860,000)(2)             1,860,000
                7,000,000  Capital Projects Finance Auth.
                              Rev., Series 2000 H, (Loan
                              Program), 3.20%, 6/6/01                  7,000,000

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $11,005,000  Florida Finance Agency Multifamily
                              Housing Rev., (Country Club),
                              VRDN, 3.70%, 6/1/01 (LOC:
                              Bank of New York)                     $ 11,004,999
                3,500,000  Florida Finance Agency Multifamily
                              Housing Rev., (Woodlands),
                              VRDN, 3.13%, 6/6/01 (LOC:
                              Northern Trust Company)                  3,500,000
                1,325,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 3.25%,
                              6/6/01 (LOC: Bank of New
                              York) (Acquired 1/8/01, Cost
                              $1,325,000)(2)                           1,325,000
                  500,000  Hillsborough County Industrial
                              Development Auth. Rev., (Tampa
                              Electric Company, Gannon),
                              VRDN, 3.20%, 6/1/01                        500,000
                4,000,000  Hillsborough County Industrial
                              Development Auth. Rev., (Various
                              Tampa Metro Area YMCA
                              Projects), VRDN, 3.05%,
                              6/7/01 (LOC: Bank of America
                              N.A.)                                    4,000,000
                4,300,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 3.02%, 6/6/01
                              (SBBPA: Societe Generale)
                              (Acquired 1/11/01-3/30/01,
                              Cost $4,300,000)(2)                      4,300,000
                3,850,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Various
                              Gulliver Schools Projects),
                              VRDN, 3.05%, 6/7/01 (LOC:
                              Bank of America N.A.)                    3,850,000
                4,400,000  Orange County Health Facilities
                              Auth. Rev., (Presbyterian
                              Retirement), VRDN, 3.05%,
                              6/7/01 (LOC: Bank of America
                              N.A.) (Acquired 1/8/01, Cost
                              $4,400,000)(2)                           4,400,000
                6,000,000  Orange County Health Facilities
                              Auth. Rev., Series 2000 A,
                              (Various Florida Hospital
                              Association Projects), VRDN,
                              3.20%, 6/6/01                            6,000,000
                3,095,000  Orange County Housing Finance
                              Auth. Rev., Series 2000 B-2,
                              4.65%, 6/29/01
                              (GNMA/FNMA)                              3,095,000
                                                                    ------------
                                                                      56,959,999
                                                                    ------------
GEORGIA -- 9.0%
                6,500,000  Fulton County Development Auth.
                              Rev., (Various Trinity Schools Inc.
                              Projects), VRDN, 3.05%,
                              6/6/01 (LOC: Suntrust Bank,
                              Atlanta)                                 6,500,000
                5,000,000  Gwinnett County Development
                              Auth. Rev., (Various Wesleyan
                              Schools Inc. Projects), 3.05%,
                              6/6/01 (LOC: Suntrust Bank)              5,000,000
                6,000,000  Municipal Electric Auth. of
                              Georgia Rev., Series 1997 B,
                              (Project One), 5.00%, 1/1/02
                              (MBIA)                                   6,031,383


See Notes to Financial Statements                 www.americancentury.com      5


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------

             $  4,900,000  Richmond County Hospital Auth.
                              Rev. Anticipation Certificates,
                              (University Health Services Inc.),
                              VRDN, 3.05%, 6/6/01 (LOC:
                              Suntrust Bank, Atlanta)               $  4,900,000
                                                                    ------------
                                                                      22,431,383
                                                                    ------------
ILLINOIS -- 3.3%
                5,000,000  Chicago Rev., Series 2000 A,
                              4.25%, 1/3/02 (LOC:
                              Landesbank Hessen-Thuringen
                              Girozentrale)                            5,000,000
                3,040,000  Illinois Sales Tax Rev., Series
                              1991 N, 6.90%, 6/15/01,
                              Prerefunded at 102% of Par(1)            3,104,321
                                                                    ------------
                                                                       8,104,321
                                                                    ------------
INDIANA -- 0.5%
                1,140,000  Pike Township School Building
                              Corporation Rev., 4.50%,
                              1/15/02 (FGIC)                           1,149,323
                                                                    ------------
IOWA -- 1.4%
                3,400,000  Iowa Finance Auth. Solid Waste
                              Disposal Rev., (Cedar River
                              Paper Co.), VRDN, 3.15%,
                              6/1/01 (LOC: Swiss Bank)                 3,400,000
                                                                    ------------
KENTUCKY -- 4.3%
                9,900,000  Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              3.20%, 6/6/01 (Capital
                              Reinsurance Company) (SBBPA:
                              Chase Manhattan Bank)                    9,900,000
                  705,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 3.15%, 6/6/01 (LOC:
                              PNC Bank NA)                               705,000
                                                                    ------------
                                                                      10,605,000
                                                                    ------------
MICHIGAN -- 1.3%
                3,185,000  Michigan State Housing
                              Development Auth. Rev., (Pine
                              Ridge), VRDN, 3.05%, 6/6/01
                              (LOC: Bank One, Michigan)                3,185,000
                                                                    ------------
MISSOURI -- 3.5%
                3,600,000  Lebanon Industrial Development
                              Auth. Rev., (Various Durham
                              County Projects), VRDN, 3.20%,
                              6/6/01 (LOC: Commerce Bank)              3,600,000
                4,825,000  Sikeston Electric Rev., 6.25%,
                              6/1/02, Prerefunded at 102%
                              of Par (MBIA)(1)                         5,073,040
                                                                    ------------
                                                                       8,673,040
                                                                    ------------
MULTI-STATE  -- 9.8%
               24,370,000  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 3.30%,
                              6/7/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 5/2/00-5/29/01,
                              Cost $24,370,000)(2)                    24,370,000
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
NEBRASKA -- 1.4%
             $  3,370,000  Nebraska Public Power District
                              Rev., (Nuclear Facility), 5.40%,
                              7/1/01 (MBIA-IBC)                     $  3,372,979
                                                                    ------------
NEVADA -- 2.6%
                4,000,000  Clark County Economic
                              Development Rev., (Lutheran
                              Secondary School Association),
                              VRDN, 3.10%, 6/7/01 (LOC:
                              Allied Irish Banks PLC)                  4,000,000
                2,500,000  Clark County School District GO,
                              Series 1995 A, 5.75%,
                              6/15/01 (MBIA)                           2,500,963
                                                                    ------------
                                                                       6,500,963
                                                                    ------------
NEW MEXICO -- 3.2%
                8,000,000  New Mexico GO, Series 2000 A,
                              (Tax & Revenue Anticipation
                              Notes), 5.00%, 6/29/01                   8,005,140
                                                                    ------------
NEW YORK -- 1.6%
                4,000,000  New York City Municipal Water
                              Finance Auth. Rev., Series
                              1994 G, 3.00%, 6/1/01 (FGIC)             4,000,000
                                                                    ------------
NORTH CAROLINA -- 3.0%
                2,000,000  Mecklenburg County GO, (Public
                              Improvement), 6.20%, 1/1/02,
                              Prerefunded at 101.5% of Par(1)          2,062,043
                5,290,000  North Carolina Capital Facilities
                              Finance Agency Rev., (North
                              Carolina A&T Foundation),
                              3.05%, 6/7/01 (LOC: First
                              Union National Bank)                     5,290,000
                                                                    ------------
                                                                       7,352,043
                                                                    ------------
OHIO -- 1.6%
                3,950,000  Clinton County Hospital Rev.,
                              (Ohio Hospital Capital Inc.),
                              VRDN, 3.20%, 6/6/01 (LOC:
                              Fifth Third Bank)                        3,950,000
                                                                    ------------
OREGON -- 1.4%
                3,500,000  Oregon State Housing &
                              Community Services Department
                              Multifamily Rev., Series 2000 O,
                              4.18%, 6/1/01                            3,500,000
                                                                    ------------
SOUTH CAROLINA -- 2.9%
                2,500,000  South Carolina Jobs-Economic
                              Development Auth. Rev., Series
                              2000 B, (Ortec Inc.), 3.15%,
                              6/7/01 (LOC: Bank of America
                              N.A.)                                    2,500,000
                4,735,000  South Carolina Public Service
                              Auth. Rev., Series 1998 A,
                              5.00%, 1/1/02                            4,789,569
                                                                    ------------
                                                                       7,289,569
                                                                    ------------


6      1-800-345-2021                          See Notes to Financial Statements


Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TENNESSEE -- 2.0%
             $  4,995,000  Elizabethton Health & Educational
                              Facilities Board Rev., 3.20%,
                              6/7/01 (Acquired 3/5/01,
                              Cost $4,995,000)(2)                   $  4,995,000
                                                                    ------------
TEXAS -- 5.7%
                5,500,000  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 3.10%, 6/7/01
                              (LOC: Bank One Texas N.A.)               5,500,000
                8,755,000  Port Arthur Navigation District
                              Rev., (Motiva Enterprises),
                              3.25%, 6/6/01                            8,755,000
                                                                    ------------
                                                                      14,255,000
                                                                    ------------
VIRGINIA -- 2.6%
                6,500,000  Halifax County Industrial
                              Development Auth. Rev.,
                              (O'Sullivan Industries), VRDN,
                              3.10%, 6/7/01 (LOC: Bank of
                              America N.A.) (Acquired
                              2/1/99, Cost $6,500,000)(2)              6,500,000
                                                                    ------------
WASHINGTON -- 3.7%
                1,405,000  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              3.35%, 6/6/01 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,405,000)(2)            1,405,000
                2,500,000  Washington GO, Series 1991
                              R-92 B, 6.20%, 9/1/01                    2,512,474
                2,600,000  Washington Housing Finance
                              Commission Nonprofit Rev.,
                              (YMCA Columbia/Willamette),
                              VRDN, 3.05%, 6/7/01 (LOC:
                              Wells Fargo Bank, N.A.)                  2,600,000
                1,800,000  Washington Housing Finance
                              Commission Rev., (Local 82),
                              3.40%, 6/1/01 (LOC: U.S.
                              Bank N.A.)                               1,800,000
                1,000,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                            1,001,983
                                                                    ------------
                                                                       9,319,457
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $248,648,761
                                                                    ============


NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $54,150,000 which represented 21.7% of net assets.


See Notes to Financial Statements                 www.americancentury.com      7


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MAY 31, 2001

ASSETS
Investment securities, at value (amortized
  cost and cost for federal income
  tax purposes) ...........................................       $ 248,648,761
Interest receivable .......................................           2,137,535
Prepaid portfolio insurance ...............................              17,514
                                                                  -------------
                                                                    250,803,810
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................           1,203,557
Accrued management fees (Note 2) ..........................             103,508
Dividends payable .........................................              34,970
Payable for trustees' fees
  and expenses (Note 2) ...................................                 753
                                                                  -------------
                                                                      1,342,788
                                                                  -------------

Net Assets ................................................       $ 249,461,022
                                                                  =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................         249,518,871
                                                                  =============

Net Asset Value Per Share .................................       $        1.00
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ...........................................       $ 249,518,871
Accumulated net realized loss
  on investment transactions ..............................             (57,849)
                                                                  -------------
                                                                  $ 249,461,022
                                                                  =============


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MAY 31, 2001

INVESTMENT INCOME
Income:
Interest ..................................................         $ 9,888,192
                                                                    -----------

Expenses (Note 2):
Management fees ...........................................           1,174,251
Trustees' fees and expenses ...............................              10,589
Portfolio insurance and other expenses ....................               8,578
                                                                    -----------
                                                                      1,193,418
                                                                    -----------

Net investment income .....................................           8,694,774
                                                                    -----------

REALIZED LOSS ON INVESTMENTS
Net realized loss on
  investment transactions .................................              (9,941)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ...............................         $ 8,684,833
                                                                    ===========


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

Increase (Decrease) in Net Assets                     2001              2000

OPERATIONS
Net investment income ......................    $   8,694,774     $   8,116,293
Net realized loss on
  investment transactions ..................           (9,941)          (47,908)
                                                -------------     -------------
Net increase in net assets
  resulting from operations ................        8,684,833         8,068,385
                                                -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (8,717,749)       (8,135,943)
                                                -------------     -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................      222,488,551       250,007,281
Proceeds from reinvestment
  of distributions .........................        8,217,710         7,790,118
Payments for shares redeemed ...............     (215,064,517)     (306,923,492)
                                                -------------     -------------
Net increase (decrease) in net assets
  from capital share transactions ..........       15,641,744       (49,126,093)
                                                -------------     -------------
Net increase (decrease) in net assets ......       15,608,828       (49,193,651)

NET ASSETS
Beginning of period ........................      233,852,194       283,045,845
                                                -------------     -------------
End of period ..............................    $ 249,461,022     $ 233,852,194
                                                =============     =============

Undistributed net investment income ........             --       $      22,975
                                                =============     =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................      222,488,551       250,007,281
Issued in reinvestment of distributions ....        8,217,710         7,790,118
Redeemed ...................................     (215,064,517)     (306,923,492)
                                                -------------     -------------
Net increase (decrease) ....................       15,641,744       (49,126,093)
                                                =============     =============


10      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one of the funds in a series issued by the trust. The fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions. For the year ended May 31, 2001, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal income tax.

    At May 31, 2001, the fund had accumulated net realized capital loss carryovers, for federal income tax purposes, of $51,504 (expiring in 2008 and 2009) which may be used to offset future taxable gains.

    For the seven month period ended May 31, 2001, the fund incurred net capital losses of $6,347. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2001, the effective annual management fee was 0.49%.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      11


Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                        2001           2000           1999              1998             1997
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $      1.00    $      1.00    $      1.00       $      1.00       $      1.00
                                   -----------    -----------    -----------       -----------       -----------
Income From Investment Operations
  Net Investment Income .........         0.04           0.03           0.03              0.04              0.03
                                   -----------    -----------    -----------       -----------       -----------
Distributions
  From Net Investment Income ....        (0.04)         (0.03)         (0.03)            (0.04)            (0.03)
                                   -----------    -----------    -----------       -----------       -----------
Net Asset Value, End of Period ..  $      1.00    $      1.00    $      1.00       $      1.00       $      1.00
                                   ===========    ===========    ===========       ===========       ===========
  Total Return(1) ...............         3.71%          3.30%          3.10%             3.70%             2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........         0.50%          0.50%          0.31%(2)          0.04%(2)          0.67%
Ratio of Net Investment Income
   to Average Net Assets ........         3.64%          3.23%          3.10%(2)          3.68%(2)          2.93%
Net Assets, End of Period
  (in thousands) ................  $   249,461    $   233,852    $   283,046       $   444,277       $    85,730

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.

(2) ACIM voluntarily waived its management fee from August 1, 1997 through July 31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by 0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In absence of the waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999 and 0.52% and 3.20% for 1998, respectively.


12      1-800-345-2021                         See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and
Shareholders of the Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Tax-Free Money Market Fund (one of the eight funds in the American Century Municipal Trust hereafter referred to as the "Fund") at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 13, 2001


                                                 www.americancentury.com      13


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     TAX-FREE MONEY MARKET seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     An investment in Tax-Free Money Market is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's TAX-EXEMPT MONEY MARKET FUNDS category intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
   Portfolio Managers
       BRYAN KARCHER
   Municipal Credit Research Director
       STEVEN PERMUT
   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE


14      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 12.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

* PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

* VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                                 www.americancentury.com      15


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


16      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-ANN-25989                      (c)2001 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Annual Report

[photo of rowers]

Limited-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free
High-Yield Municipal


May 31, 2001                    [american century logo and text logo (reg.sm)]


[inside front cover]


TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The American Century Limited-, Intermediate-, and Long-Term Tax-Free funds and American Century High-Yield Municipal fund generated exceptionally strong returns for the year ended May 31, 2001. Demand for bonds surged because of economic weakness, falling interest rates, and plummeting stock prices. The funds' investment team reviews the economic and market climate, as well as portfolio strategy and performance, beginning on page 4.

     We're pleased to announce some important changes in the investment team's executive leadership. Effective July 1, 2001, Robert Puff, Jr., president and chief investment officer (CIO) of American Century Investment Management, Inc. (ACIM--American Century's investment management subsidiary), became the subsidiary's chairman.

     The chairmanship is a newly created position that allows us to continue to benefit from Bob's 30 years of investment experience while removing the responsibility for the day-to-day management of ACIM. Bob can focus more on business strategy and professional development of investment managers, serving as a mentor and resource for the various investment management teams.

     Randall Merk, formerly a senior vice president and CIO for American Century's fixed-income discipline, succeeded Bob as ACIM president and CIO. As our top investment management executive, Randy is responsible for all of American Century's investment management functions, including portfolio management, research, and trading.

     David MacEwen, a senior vice president who oversaw all of American Century's municipal and money market portfolios and municipal credit research, assumed Randy's role as CIO for fixed income. Dave is responsible for portfolio management and research for all of the company's bond and money market products.

     And Steven Permut, a vice president and senior portfolio and credit research manager, was promoted to succeed Dave as leader of American Century's municipal fund and credit research teams.

     Our heartiest congratulations to these investment team leaders and colleagues. We strongly believe they will continue to serve you and American Century well. As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    4
   Municipal Credit Review ................................................    5
LIMITED-TERM TAX-FREE
   Performance Information ................................................    6
   Management Q&A .........................................................    7
   Schedule of Investments ................................................    9
INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   14
LONG-TERM TAX-FREE
   Performance Information ................................................   19
   Management Q&A .........................................................   20
   Schedule of Investments ................................................   22
HIGH-YIELD MUNICIPAL
   Performance Information ................................................   26
   Management Q&A .........................................................   27
   Schedule of Investments ................................................   29
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   31
   Statement of Operations ................................................   32
   Statement of Changes
      in Net Assets .......................................................   33
   Notes to Financial
      Statements ..........................................................   35
   Financial Highlights ...................................................   37
   Report of Independent
      Accountants .........................................................   41
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   42
      Credit Rating
         Guidelines .......................................................   42
      Investment Team
         Leaders ..........................................................   42
      Comparative Indices .................................................   43
      Lipper Rankings .....................................................   43
   Glossary ...............................................................   44


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* For U.S. bond investors, the year ended May 31, 2001, was about as good as it gets. A weakening economy, slumping stock prices, and falling interest rates sparked a powerful rally that boosted bonds--including municipals--to unusually strong returns.

* Dramatic declines in business spending, soaring inventories, and recessionary conditions in the manufacturing and technology sectors prompted the Federal Reserve to cut short-term interest rates aggressively beginning in 2001 to prevent a recession in the overall economy.

* The muni yield curve shifted down as prices rose, and it steepened as short-term yields fell more than longer-term yields because of the Fed's rate cuts.

* As often happens when economic conditions deteriorate and interest rates fall, higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below).

MUNICIPAL CREDIT REVIEW

* Municipal credit quality generally remained strong during the year ended May 31, 2001, despite a weakening U.S. economy.

* Municipal credit quality drew strength from the 1990s boom years. The cumulative effects of strong economic and tax revenue growth from 1993 through the first half of 2000 bolstered issuers' financial reserves.

* Tax-backed bonds proved surprisingly resilient against softening economic conditions.

* The weakest links in the revenue-backed sectors were health care and electric utilities.

LIMITED-TERM TAX-FREE

* The portfolio enjoyed its best-ever fiscal-year return and ranked in the top 10% of the short- to intermediate-term tax-exempt bond funds tracked by Lipper (see page 6).

* We modestly increased the fund's sensitivity to interest rate changes late last year. That helped returns when short-term municipal rates fell sharply.

* We also enhanced performance by adjusting the fund's yield curve positioning, holding a small number of higher-yielding bonds with maturities around 10 years or so.

* With the economy slowing, we maintained our high overall credit quality. We also limited our exposure to select California bonds.

INTERMEDIATE-TERM TAX-FREE

* The fund had an exceptional year, providing investors with its best fiscal-year return in over 10 years and outpacing Lipper and historical averages (see page 11).

* We made several decisions that boosted the fund's performance above and beyond that of the Lipper average. For example, we shifted the portfolio's state exposure when we saw attractive opportunities in Arizona and California.

[left margin]

                 LIMITED-TERM TAX-FREE
                       (TWTSX)
    TOTAL RETURNS:                 AS OF 5/31/01
       6 Months                            4.21%*
       1 Year                              8.95%
    30-DAY SEC YIELD:                      3.49%
    INCEPTION DATE:                       3/1/93
    NET ASSETS:                    $37.2 million

              INTERMEDIATE-TERM TAX-FREE
                       (TWTIX)
    TOTAL RETURNS:                 AS OF 5/31/01
       6 Months                            4.46%*
       1 Year                             10.77%
    30-DAY SEC YIELD:                      3.86%
    INCEPTION DATE:                       3/2/87
    NET ASSETS:                   $188.2 million

* Not annualized.

See Total Returns on pages 6 and 11.
Investment terms are defined in the Glossary on pages 44-45.


2      1-800-345-2021


Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

* We feel that the portfolio is fairly well positioned for the current environment, but we may increase the intermediate-term bond holdings at some point and decrease holdings of other maturities.

* Effective August 8, 2001, we will remove all restrictions on the fund's weighted average maturity, allowing the fund to invest in municipal securities across all maturities. Reflecting that change, the fund will be renamed "American Century Tax-Free Bond."

LONG-TERM TAX-FREE

* The fund posted its best fiscal-year return in over 10 years and kept ahead of much of the competition (see page 19).

* Our "coupon barbell" provided a significant advantage during the second half of 2000. The coupon barbell refers to our light exposure to par bonds and heavier weightings in higher-coupon premium bonds and lower-coupon discount bonds.

* We lightened the barbell in December. That helped because the barbell didn't work as well in 2001 when the yield curve steepened instead of flattened.

* We continued to focus on the fund's credit quality. As of May 31, 2001, the portfolio's average credit quality was AAA, with 66% invested in AAA bonds.

* We're comfortable with the fund's current position, with its emphasis on AAA bonds. In anticipation of yield curve flattening, we're likely to maintain our exposure to investments that would perform well in that environment, including discount bonds and noncallable bonds.

HIGH-YIELD MUNICIPAL

* The fund posted by far its best fiscal-year return since its inception three years ago--the one-year return was more than double the average annual return since 1998 (see page 26).

* Security selection was very important. In a year fraught with challenges--including weakening economic conditions and a growing number of defaults and downgrades among high-yield issuers--investing wisely and avoiding mistakes made a big difference.

* We improved the fund's overall credit quality, increasing the weighting of AAA bonds and reducing our holdings in non-rated bonds.

* As long as "economic weakness" are the watchwords, we'll remain very selective, emphasizing investments we believe can withstand less-than-ideal economic conditions.

[right margin]

                 LONG-TERM TAX-FREE
                       (TWTLX)
    TOTAL RETURNS:                  AS OF 5/31/01
       6 Months                             4.48%*
       1 Year                              11.78%
    30-DAY SEC YIELD:                       4.46%
    INCEPTION DATE:                        3/2/87
    NET ASSETS:                    $113.2 million

                HIGH-YIELD MUNICIPAL
                       (ABHYX)
    TOTAL RETURNS:                  AS OF 5/31/01
       6 Months                             4.33%*
       1 Year                               9.13%
    30-DAY SEC YIELD:                       5.47%
    INCEPTION DATE:                       3/31/98
    NET ASSETS:                     $29.3 million

* Not annualized.

See Total Returns on pages 19 and 26.
Investment terms are defined in the Glossary on pages 44-45.


                                                  www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     For U.S. bond investors, the year ended May 31, 2001, was about as good as it gets. A weakening economy, slumping stock prices, and falling interest rates sparked a powerful rally that boosted bonds--including municipals--to unusually strong returns (see the table at left).

     That was in marked contrast with U.S. stock performance. The broader market--represented by the S&P 500--fell by more than 10%, and technology stocks--represented by the Nasdaq Composite--fell 38%, helping to build demand for bonds.

CONDITIONS CHANGED SUDDENLY  AND DRAMATICALLY

     In May 2000, the Federal Reserve was still concerned about unsustainably strong economic growth and inflation. To cool the economy, the Fed raised its target for the federal funds rate--a key short-term interest rate-- by 50 basis points (0.50%) to 6.50%.

     But by the second half of 2000, the economy was slowing sharply. By the fourth quarter, the annualized rate of economic growth was only 1%, just six months after racing ahead at a 5.6% rate during the second quarter of 2000.

     Dramatic declines in business spending, soaring inventories, and recessionary conditions in the manufacturing and technology sectors prompted the Fed to cut short-term interest rates aggressively beginning in 2001 to prevent a recession in the overall economy. Five 50 basis point cuts later, the federal funds rate target was 4.00%, its lowest level since 1994.

A LOWER AND STEEPER MUNICIPAL YIELD CURVE

     Economic conditions, municipal supply and demand, and the Fed's rate cuts pulled down municipal yields (shown at left). The muni yield curve shifted down as prices rose, and it steepened as short-term yields fell more than longer-term yields in anticipation of the Fed's cuts. While most muni investors benefited from the downward shift in the yield curve, the curve's steepening--and the degree to which investors took advantage of it--helped separate top performers from the rest of the pack.

QUALITY MATTERED

     As often happens when economic conditions deteriorate and interest rates fall, higher-quality "investment-grade" munis (those rated BBB or higher) outperformed lower-quality "high-yield" munis (those rated BB and below).

     This occurred for basically two reasons. First, high-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. Second, worsening economic conditions tend to put more pressure on high-yield issuers and prices than their investment-grade counterparts--lower ratings typically correspond with less financial margin for error.

[left margin]

"A WEAKENING ECONOMY, SLUMPING STOCK PRICES, AND FALLING INTEREST RATES SPARKED A POWERFUL RALLY THAT BOOSTED BONDS TO UNUSUALLY STRONG RETURNS."

MUNICIPAL BOND INDEX RETURNS
FOR THE YEAR ENDED MAY 31, 2001

MERRILL LYNCH 0- TO 3-YEAR
   MUNICIPAL INDEX                  7.45%
LEHMAN BROTHERS 5-YEAR
   MUNICIPAL GO INDEX              10.17%
LEHMAN BROTHERS LONG-TERM
   MUNICIPAL BOND INDEX            15.38%

Source: Lipper Inc. and Russell/Mellon Analytical Services

[line graph - data below]

FALLING & STEEPENING MUNICIPAL YIELD CURVE
FOR THE YEAR ENDED MAY 31, 2001

YEARS TO
MATURITY        5/31/00          11/30/00         5/31/01
1                4.70%            4.24%            2.89%
2                4.89%            4.33%            3.18%
3                4.99%            4.38%            3.43%
4                5.06%            4.43%            3.63%
5                5.11%            4.46%            3.79%
6                5.15%            4.49%            3.95%
7                5.19%            4.53%            4.10%
8                5.23%            4.59%            4.22%
9                5.27%            4.65%            4.34%
10               5.31%            4.71%            4.46%
11               5.36%            4.79%            4.56%
12               5.42%            4.87%            4.66%
13               5.47%            4.95%            4.75%
14               5.53%            5.03%            4.84%
15               5.59%            5.11%            4.93%
16               5.64%            5.16%            4.98%
17               5.70%            5.21%            5.03%
18               5.75%            5.26%            5.07%
19               5.81%            5.30%            5.11%
20               5.87%            5.34%            5.15%
21               5.88%            5.35%            5.16%
22               5.89%            5.36%            5.17%
23               5.90%            5.37%            5.18%
24               5.91%            5.38%            5.19%
25               5.91%            5.39%            5.20%
26               5.92%            5.40%            5.21%
27               5.92%            5.41%            5.21%
28               5.93%            5.41%            5.21%
29               5.93%            5.42%            5.21%
30               5.94%            5.42%            5.21%

Source: Bloomberg Financial Markets


4      1-800-345-2021


Municipal Credit Review
--------------------------------------------------------------------------------

     Municipal credit quality (which measures the financial fortitude of municipal bond issuers) generally remained strong during the year ended May 31, 2001, despite a weakening U.S. economy. Credit rating upgrades continued to exceed downgrades through the first quarter of 2001, despite the high-profile downgrade of California's general obligation debt due to its energy crisis.

     Municipal credit quality drew strength from the 1990s boom years. The cumulative effects of strong economic and tax-revenue growth from 1993 through the first half of 2000 bolstered issuers' financial reserves. As a result, states had much more cushion to fall back on when they were hit by the recent slowdowns in growth and tax revenues than they had for the recession in the early 1990s (see the accompanying graph).

SECTOR ANALYSIS

     Tax-backed bonds proved surprisingly resilient against softening economic conditions. They were boosted by rising (albeit slowly) sales and property tax collections as consumer spending and real estate activity levels remained high. Credit quality among bonds backed by revenue from specific projects (water, sewer, transportation, and housing) also stayed mostly strong as the number of customers and usage rates continued to grow. A mini boom in the college-age population helped support bonds issued by colleges and universities, while residential development, rising property values, and increases in state aid bolstered school district bonds.

     The weakest links in the revenue-backed sectors were health care and electric utilities. Paltry earnings and higher labor costs added new pressures to health care issuers, who were already battling reduced reimbursements and stiffer competition. California's energy crisis resulted in downgrades of several of the state's public power providers.

REGIONAL PERFORMANCE

     In terms of downgrades, the West underperformed the rest of the U.S. This was due mostly to California and related downgrades of public power providers that receive the bulk of their revenues from the Golden State's two largest publicly owned utilities.

     Economically speaking, much of the West--particularly Nevada, Arizona, Colorado, and Utah--grew faster than the national average. Other economic hot spots were in the Southeast. The Midwest lagged the rest of the nation because its large manufacturing base faced recessionary conditions, but credit quality did not weaken significantly. The diversified Northeast economy appeared to weather the economic slowdown better than the U.S. as a whole.

[right margin]

"THE CUMULATIVE EFFECTS OF STRONG ECONOMIC AND TAX-REVENUE GROWTH FROM 1993 THROUGH THE FIRST HALF OF 2000 BOLSTERED ISSUERS' FINANCIAL RESERVES."

[line graph - data below]

STATE FUND BALANCES
          (% OF EXPENDITURES)
Jun-79            8.7%
Jun-80            9.0%
Jun-81            4.4%
Jun-82            2.9%
Jun-83            1.5%
Jun-84            3.8%
Jun-85            5.2%
Jun-86            3.5%
Jun-87            3.1%
Jun-88            4.2%
Jun-89            4.8%
Jun-90            3.4%
Jun-91            1.1%
Jun-92            1.8%
Jun-93            4.2%
Jun-94            5.1%
Jun-95            5.8%
Jun-96            6.8%
Jun-97            7.9%
Jun-98            9.2%
Jun-99            8.4%
Jun-00           10.1%
Jun-01            7.2%
Jun-02            5.9%

Note: 2001 figures are estimates and 2002 are based on recommendations.
Source: National Association of State Budget Officers


                                                  www.americancentury.com      5


Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                               MERRILL LYNCH          SHORT/INTERMEDIATE
               LIMITED-TERM    0- TO 3-YEAR         MUNICIPAL DEBT FUNDS(2)
                 TAX-FREE     MUNICIPAL INDEX   AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       4.21%            4.13%             3.97%            --
1 YEAR            8.95%            7.45%             8.00%        4 OUT OF 39
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           4.70%            4.89%             4.00%        2 OUT OF 36
5 YEARS*          4.87%            4.74%             4.46%        6 OUT OF 26
LIFE OF FUND*     4.57%            4.47%             4.48%(3)     6 OUT OF 14(3)

The fund's inception date was 3/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 43-44 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
Limited-Term Tax-Free*            $14,460
Merrill-Lynch 0- to
   3-Year Municipal Index         $14,340

                     Limited-Term       Merrill-Lynch 0- to
                       Tax-Free*       3-Year Municipal Index
DATE                     VALUE                 VALUE
3/1/1993                $10,000               $10,000
3/31/1993               $10,014                $9,991
6/30/1993               $10,132               $10,110
9/30/1993               $10,227               $10,149
12/31/1993              $10,337               $10,321
3/31/1994               $10,322               $10,318
6/30/1994               $10,426               $10,395
9/30/1994               $10,524               $10,498
12/31/1994              $10,591               $10,457
3/31/1995               $10,790               $10,693
6/30/1995               $10,964               $10,903
9/30/1995               $11,110               $11,063
12/31/1995              $11,305               $11,212
3/31/1996               $11,364               $11,324
6/30/1996               $11,434               $11,402
9/30/1996               $11,564               $11,534
12/31/1996              $11,721               $11,672
3/31/1997               $11,768               $11,728
6/30/1997               $12,007               $11,906
9/30/1997               $12,204               $12,072
12/31/1997              $12,378               $12,220
3/31/1998               $12,501               $12,355
6/30/1998               $12,627               $12,474
9/30/1998               $12,892               $12,678
12/31/1998              $13,012               $12,832
3/31/1999               $13,112               $12,950
6/30/1999               $13,006               $12,973
9/30/1999               $13,116               $13,081
12/31/1999              $13,164               $13,154
3/31/2000               $13,291               $13,304
6/30/2000               $13,493               $13,462
9/30/2000               $13,728               $13,654
12/31/2000              $14,078               $13,901
3/31/2001               $14,408               $14,204
5/31/2001               $14,460               $14,340

$10,000 investment made 3/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                     Limited-Term       Merrill-Lynch 0- to
                       Tax-Free*       3-Year Municipal Index
DATE                    RETURN                RETURN
5/31/1993**              0.76%                 0.23%
5/31/1994                3.26%                 4.02%
5/31/1995                5.00%                 4.31%
5/31/1996                4.32%                 4.62%
5/31/1997                4.49%                 4.08%
5/31/1998                5.79%                 4.96%
5/31/1999                4.15%                 4.58%
5/31/2000                1.14%                 2.68%
5/31/2001                8.95%                 7.45%

* Fund returns and rankings would have been lower if management fees had not been waived from 11/30/93 to 2/29/96. Beginning on 3/1/96, management fees were phased in at a rate of 0.10% each month until 8/1/96.

** From 3/1/93 (the fund's inception date) to 5/31/93.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Bryan Karcher]

     An interview with Bryan Karcher, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MAY 31, 2001?

     In a great year for the fund and the municipal bond market as a whole, Limited-Term Tax-Free produced its best-ever fiscal-year performance. Limited-Term Tax-Free returned 8.95%, almost twice the average annual return over the life of the fund.

     Not only did the portfolio perform well in absolute terms, but it also did very well compared with other short- and intermediate-term tax-exempt bond funds. The portfolio's return for the one- and three-year periods ended May 31, 2001, ranked in the top 10% of the "Short/Intermediate Municipal Debt Funds" tracked by Lipper Inc.

MANY SHAREHOLDERS INVEST IN THIS FUND LOOKING FOR TAX-FREE INCOME. HOW DID ITS YIELD STACK UP?

     The fund's yield naturally declined over the course of the year as interest rates fell. Nevertheless, our 30-day SEC yield of 3.49% at the end of May is attractive when measured against yields on fully taxable investments.

     The fund's yield equates to a 5.78% tax-equivalent yield for investors in the highest federal tax bracket. That compares with a yield of 4.19% on the two-year Treasury note, a good proxy for yields on short-term taxable investments.

WHAT'S BEHIND THE FUND'S SOLID PERFORMANCE?

     We start out with one key advantage over the competition--our expenses are below average. Other things being equal, lower expenses should translate into higher yields and returns for our shareholders.

     We also boosted fund performance by making some modest adjustments to the portfolio's sensitivity to interest rate changes. In addition, we shifted our exposure to bonds issued by different states, and to different points on the municipal yield curve (see page 4 for an example of the yield curve).

LET'S START WITH HOW YOU MANAGED THE FUND'S INTEREST RATE SENSITIVITY, OR DURATION.

     Okay. The first thing you need to know is that the longer a fund's duration, the more sensitive its share price is to interest rate changes. Of course, the opposite is also true. And because bond prices move the opposite direction of interest rates, you want a longer duration when rates fall and a shorter duration when rates rise.

     Late last year we lengthened Limited-Term Tax-Free's duration, because we expected rates to trend lower amid softening economic growth. Having a longer duration helped the fund's return because rates in the limited-term bond market fell dramatically.

[right margin]

YIELDS AS OF MAY 31, 2001
30-DAY SEC YIELD                3.49%
30-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET            4.85%
   31.0% TAX BRACKET            5.06%
   36.0% TAX BRACKET            5.45%
   39.6% TAX BRACKET            5.78%

PORTFOLIO AT A GLANCE
                        5/31/01      5/31/00
NUMBER OF SECURITIES      37           35
WEIGHTED AVERAGE
   MATURITY             4.4 YRS      3.7 YRS
AVERAGE DURATION        3.6 YRS      3.1 YRS
EXPENSE RATIO            0.51%        0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                         AS OF        AS OF
                        5/31/01      11/30/00
AAA                       69%          75%
AA                        15%           8%
A                         11%          12%
BBB                        5%           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 44-45.


                                                  www.americancentury.com      7


Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW ABOUT THE FUND'S EXPOSURE TO THE MUNICIPAL YIELD CURVE?

     Another way we try to enhance returns is by looking at the yield curve to find the most attractive relative values. We try to improve performance by structuring the maturities of the bonds in the portfolio to capture what we think are the best yields and performance out there.

     In recent months, we boosted performance by using a modest "barbell" structure. A barbell is heavy at the ends and light in the middle. At the long end of our barbell were bonds with maturities around 10 years.

     Bonds with these longer maturities offered a big yield pickup over the shortest bonds. Holding these bonds contributed a great deal to income. That's important because income tends to be the largest part of return for short-term bond funds. What's more, these bonds have a slightly longer duration, so they also had decent price gains as rates fell. Bonds at the short end of our barbell helped offset the longer-term securities and kept our overall duration in check.

YOU ALSO MENTIONED THAT YOU MADE SOME STATE PLAYS. ANY STORIES THERE?

     There are a couple state plays we made that helped returns. They're also good examples of how fund shareholders can benefit from our team-based management approach.

     First, we added some Arizona bonds because there was a flood of new supply. Generally speaking, when a state issues a lot of new debt, prices on its bonds tend to fall and yields rise. But prices tend to bounce back when supply dries up. We were able to add Arizona bonds at what we think were very attractive prices because a member of our municipal bond team follows the Arizona market very closely.

AND A SECOND EXAMPLE OF THE MANAGEMENT TEAM AT WORK?

     Our municipal credit research team saw California's power problems coming and steered us away from bonds issued by the state's troubled utilities. That move really paid off--the state's power crisis weighed heavily on these bonds. Limiting our exposure to select California bonds helped our relative performance.

     The credit team also helped us in our decision to maintain the fund's high average credit quality. With the economy slowing, we generally steered clear of lower-rated securities. At the end of May, the fund's concentration in securities rated either AAA or AA was better than 80%.

OKAY, WHAT'S YOUR OUTLOOK FOR THE MARKET AND THE FUND?

     We think most of the Fed's work on interest rates is already done, and that the economy could pick up late this year or early next. If we're right, short-term rates are about as low as they're going to get, and could even begin to rise.

     We think the barbell structure we have in place would work relatively well in that environment. We also think it's important to monitor the fund's credit quality until we see economic growth rebound and lower-rated bonds start to do better.

[left margin]

"SHORT-TERM RATES ARE ABOUT AS LOW AS THEY'RE GOING TO GET, AND COULD EVEN BEGIN TO RISE."

TOP FIVE STATES (AS OF 5/31/01)
                 % OF FUND INVESTMENTS
INDIANA                 11.0%
OKLAHOMA                10.9%
ILLINOIS                10.5%
WASHINGTON               8.1%
TEXAS                    6.9%

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
COLORADO                14.0%
TEXAS                   11.2%
OKLAHOMA                10.9%
WASHINGTON               9.6%
ILLINOIS                 6.4%


8      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 93.6%
ALASKA -- 2.7%
                   $1,000  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/05 (FSA)                        $ 1,065
                                                                         -------
ARIZONA -- 4.6%
                      715  Coconino County Unified School
                              District No. 1 Flagstaff GO,
                              5.25%, 7/1/03 (FSA)                            745
                    1,000  Glendale Water & Sewer Rev.,
                              5.00%, 7/1/06 (FGIC)                         1,053
                                                                         -------
                                                                           1,798
                                                                         -------
COLORADO -- 6.7%
                      500  Denver Health & Hospital Rev.,
                              Series 1998 A, 4.75%,
                              12/1/01                                        500
                    2,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 A, (Refunding &
                              Improvement), 5.45%, 12/1/04
                              (LOC: Banque Nationale de
                              Paris S.A.)                                  2,089
                                                                         -------
                                                                           2,589
                                                                         -------
DISTRICT OF COLUMBIA -- 4.1%
                    1,385  District of Columbia GO, Series
                              1999 B, 5.50%, 6/1/09 (FSA)                  1,488
                      105  District of Columbia GO, Series
                              1999 B, 5.50%, 6/1/09,
                              Prerefunded at 100% of Par
                              (FSA)(1)                                       114
                                                                         -------
                                                                           1,602
                                                                         -------
HAWAII -- 2.7%
                    1,000  Hawaii Airport System Rev.,
                              Series 1994-3, 5.70%, 7/1/07
                              (AMBAC)                                      1,059
                                                                         -------
ILLINOIS -- 10.5%
                    1,365  Chicago Multi-family Housing Rev.,
                              Series 2001 B, (Stone Terrace
                              Apartments), 4.10%, 3/20/03
                              (LOC: Northern Trust Company)                1,373
                      595  Illinois Development Finance Auth.
                              Gas Supply Rev., Series 2001 B,
                              (Midwestern University), 5.00%,
                              5/15/08                                        595
                    1,000  University of Illinois COP, (Utility
                              Infrastructure), 5.75%, 8/15/08
                              (MBIA)                                       1,090
                    1,000  Will & Kendall Counties
                              Community Consolidated
                              School District No. 202, Series
                              2000 B, 5.125%, 1/1/14 (FSA)                 1,015
                                                                         -------
                                                                           4,073
                                                                         -------

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
INDIANA -- 11.0%
                   $  700  Michigan City School Building
                              Corp. Rev., 5.00%, 7/5/07
                              (FSA)(2)                                   $   733
                      980  Michigan City School Building
                              Corp. Rev., 5.00%, 1/5/08
                              (FSA)(2)                                     1,021
                    1,390  Perry Township School Building
                              Corp. Rev., (First Mortgage),
                              5.25%, 7/15/13 (FSA)                         1,437
                    1,000  Pike Township School Building
                              Corp. Rev., 5.00%, 1/15/08
                              (FGIC)                                       1,042
                                                                         -------
                                                                           4,233
                                                                         -------
LOUISIANA -- 2.6%
                    1,000  Louisiana Local Government
                              Environment Facilities
                              Community Development Auth.
                              Rev., (Public Construction),
                              5.25%, 2/15/02 (Guaranteed:
                              CDC Funding Corporation)                     1,017
                                                                         -------
MICHIGAN -- 4.3%
                      600  Detroit GO, Series 1995 A,
                              6.10%, 4/1/03                                  626
                    1,000  Michigan Hospital Finance Auth.
                              Rev., Series 1999 A, (Ascension
                              Health Credit), 5.25%,
                              11/15/05 (MBIA)                              1,055
                                                                         -------
                                                                           1,681
                                                                         -------
MISSOURI -- 2.6%
                    1,000  St. Louis Airport Rev., 6.00%,
                              1/1/04                                       1,028
                                                                         -------
NEVADA -- 2.6%
                    1,000  Las Vegas GO, (Public Safety),
                              4.00%, 4/1/04 (FSA)                          1,013
                                                                         -------
NEW YORK -- 2.7%
                    1,000  New York City GO, Series 1998 H,
                              5.00%, 8/1/03                                1,037
                                                                         -------
NORTH CAROLINA -- 1.3%
                      500  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                           512
                                                                         -------
OKLAHOMA -- 10.9%
                    1,800  Moore GO, 6.00%, 4/1/04
                              (MBIA)(3)                                    1,883
                    1,200  Oklahoma City Airport Trust Rev.,
                              Series 2000 B, (Junior Lien),
                              5.50%, 7/1/09 (FSA)                          1,278
                    1,000  Tulsa Public Facilities Auth.
                              Solidwaste Steam & Electric
                              Rev., Series 1994 A, (Ogden
                              Martin System), 5.25%,
                              11/1/02 (AMBAC)                              1,028
                                                                         -------
                                                                           4,189
                                                                         -------


See Notes to Financial Statements                 www,americancentury.com      9


Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
SOUTH CAROLINA -- 2.2%
                   $  855  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.00%, 1/1/02 (FGIC)               $   870
                                                                         -------
TEXAS -- 6.9%
                    1,000  Corpus Christi Utility System Rev.,
                              5.50%, 7/15/07 (FSA)                         1,076
                      500  Houston Water & Sewer System
                              Rev., Series 1992 C, (Junior
                              Lien), 5.90%, 12/1/05 (MBIA)                   544
                    1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)                1,040
                                                                         -------
                                                                           2,660
                                                                         -------
UTAH -- 1.8%
                      700  Eagle Mountain Utah Water &
                              Sewer Rev., 5.60%, 11/15/13
                              (ACA)                                          711
                                                                         -------
VIRGINIA -- 2.6%
                    1,000  Montgomery County Industrial
                              Development Auth. Lease Rev.,
                              Series 2000 A, 4.65%,
                              7/15/02 (AMBAC)                              1,006
                                                                         -------
WASHINGTON -- 8.1%
                    1,000  Clark County Public Utility District
                              No. 1 Electric Rev., 6.20%,
                              1/1/03 (FGIC)                                1,023
                    2,000  Port Seattle GO, 5.50%, 5/1/06                  2,112
                                                                         -------
                                                                           3,135
                                                                         -------
WISCONSIN -- 2.7%
                    1,000  Milwaukee County Airport Rev.,
                              Series 2000 A, 5.50%,
                              12/1/04 (FGIC)                               1,057
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                36,335
                                                                         -------
   (Cost $35,294)

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 6.4%
DELAWARE -- 2.6%
                   $1,000  Delaware Economic Development
                              Auth. Industrial Rev., Series
                              1997 C, (Delaware Clean
                              Power), VRDN, 3.15%, 6/6/01                $ 1,000
                                                                         -------
NEW YORK -- 3.8%
                    1,500  New York City, Series 1992 B,
                              VRDN, 2.90%, 6/1/01 (FGIC)                   1,500
                                                                         -------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                      2,500
                                                                         -------
   (Cost $2,500)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $38,835
                                                                         =======
   (Cost $37,794)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.


10      1-800-345-2021                         See Notes to Financial Statements


Intermediate-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                             LEHMAN 5-YEAR
           INTERMEDIATE-TERM   MUNICIPAL    INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
               TAX-FREE        GO INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      4.46%           4.92%            4.31%              --
1 YEAR          10.77%          10.17%            9.97%         23 OUT OF 117
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.01%           5.17%            4.15%         11 OUT OF 111
5 YEARS          5.78%           5.71%            5.27%         13 OUT OF 98
10 YEARS         5.96%           6.13%            5.97%         12 OUT OF 24

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 43-44 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/01
Lehman 5-Year
   Municipal GO Index             $18,136
Intermediate-Term Tax-Free        $17,834

                   Intermediate-Term       Lehman 5-Year
                       Tax-Free         Municipal GO Index
DATE                     VALUE                 VALUE
5/31/1991               $10,000               $10,000
5/31/1992               $10,825               $10,884
5/31/1993               $11,764               $11,906
5/31/1994               $12,083               $12,275
5/31/1995               $12,934               $13,121
5/31/1996               $13,467               $13,743
5/31/1997               $14,314               $14,578
5/31/1998               $15,402               $15,592
5/31/1999               $16,029               $16,356
5/31/2000               $16,099               $16,462
5/31/2001               $17,834               $18,136

$10,000 investment made 5/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Intermediate-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                   Intermediate-Term       Lehman 5-Year
                       Tax-Free         Municipal GO Index
DATE                    RETURN                RETURN
5/31/1992                8.25%                 8.84%
5/31/1993                8.67%                 9.39%
5/31/1994                2.72%                 3.10%
5/31/1995                7.04%                 6.89%
5/31/1996                4.12%                 4.74%
5/31/1997                6.29%                 6.08%
5/31/1998                7.60%                 6.95%
5/31/1999                4.07%                 4.90%
5/31/2000                0.44%                 0.65%
5/31/2001               10.77%                10.17%


                                                 www.americancentury.com      11


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID INTERMEDIATE-TERM TAX-FREE PERFORM DURING THE YEAR ENDED  MAY 31, 2001?

     The fund had an exceptional year, providing investors with its best fiscal-year return in over 10 years and outpacing Lipper and historical averages.

     Intermediate-Term Tax-Free returned 10.77%, far above its 5.96% average annual return of the last 10 years. By comparison, the 117 "Intermediate Municipal Debt Funds" tracked by Lipper Inc. returned 9.97% on average.

     Intermediate-Term Tax-Free's three- and five-year returns were even more impressive compared with its peers' returns. (See the previous page for other performance comparisons.)

WHAT FUELED THOSE RETURNS?

     Many bond funds posted excellent returns, due primarily to the Federal Reserve's aggressive interest rate cuts (discussed on page 4). But we also made several decisions that boosted the fund's performance above and beyond that of the Lipper average. For example, we shifted the portfolio's state exposure when we saw attractive opportunities.

CAN YOU GIVE EXAMPLES OF SOME OF YOUR STATE SHIFTS?

     Sure. Arizona provides a good example of the value plays that we employ to try and boost returns. (See the Top Five States table on page 13, where you'll notice that the percentage invested in Arizona rose during the last six months.

     For most of 2000, Arizona experienced fairly low new municipal bond issuance. But several large bond deals came to market earlier this year, pressuring prices lower and yields higher. We took advantage of that supply influx to add some of the state's bonds at what we considered very attractive prices. That play made sense to us because Arizona municipal bond issuance is projected to lighten considerably. As issuance dries up, we expect the bonds to appreciate.

YOU ALSO ADDED SOME CALIFORNIA MUNICIPAL BONDS. GIVEN CALIFORNIA'S ONGOING ENERGY CRISIS, WASN'T THAT RISKY?

     Not any more so than most of our other investments. California is a huge state with numerous municipal issuers, many of whom have remained mostly unaffected by the energy crisis.

     A large number of California muni bonds have experienced price volatility simply because of their location. They still have strong fundamentals and solid financial backing, but they're guilty by association with other California debt.

     But situations like this give us excellent opportunities to buy good bonds at low prices. We're confident we can separate the wheat from the chaff because we're experienced California investors. We manage seven California portfolios and our municipal investment team is based in the Golden State.

[left margin]

YIELDS AS OF MAY 31, 2001
30-DAY SEC YIELD                3.86%
30-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET            5.36%
   31.0% TAX BRACKET            5.59%
   36.0% TAX BRACKET            6.03%
   39.6% TAX BRACKET            6.39%

PORTFOLIO AT A GLANCE
                         5/31/01      5/31/00
NUMBER OF SECURITIES      131           99
WEIGHTED AVERAGE
   MATURITY             8.5 YRS       9.9 YRS
AVERAGE DURATION        5.6 YRS       5.6 YRS
EXPENSE RATIO            0.51%         0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                         AS OF        AS OF
                        5/31/01      11/30/00
AAA                       79%           73%
AA                        13%           11%
A                          5%           12%
BBB                        3%            4%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 44-45.


12      1-800-345-2021


Intermediate-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Our seasoned Cal-based muni credit research team identified California's power crisis well in advance of the actual event. Thanks to the team, we had no direct exposure to the California utilities that experienced financial difficulties. The team also helped us limit the portfolio's indirect exposure to the situation.

     Also, many of the Cal bonds we picked up are backed by strong California school districts that met our credit research team's strict criteria. And finally, most of the Cal securities in the portfolio have bond insurance and are rated AAA.

     Adding those top-quality California bonds fit in well with our strategy to increase the portfolio's AAA holdings due to the economic slowdown. We felt adding high-credit bonds made sense because issuers of AAA bonds are less likely to experience significant financial difficulties during a slow economy.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES?

     The Fed's aggressive short-term interest rate cuts this year should set the stage for an eventual economic turnaround. But that could take a while. So for the near term, we're likely to see continued economic weakness, further corporate profit warnings, and possibly even additional layoffs.

     As we were writing this report in June, the Fed cut rates for the sixth time this year. We wouldn't be surprised if the Fed reduces rates one more time. But we think that any additional cuts will be far less aggressive than the ones we've seen so far this year.

WITH THOSE THOUGHTS IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We feel that the portfolio is fairly well positioned for the current environment, but we may increase the intermediate-term bond holdings at some point and decrease holdings of other maturities.

ARE THERE ANY OTHER NOTABLE CHANGES YOU'RE PLANNING FOR THE FUND?

     Yes. Effective August 8, 2001, we will remove all restrictions on the fund's weighted average maturity, allowing the fund to invest in municipal securities across all maturities. Reflecting that change, the fund will be renamed "American Century Tax-Free Bond."

HOW WILL THIS AFFECT YOUR INVESTMENT STRATEGY?

     We will still use the same disciplined investment approach, but we will have more flexibility to look for the best relative values, yields, and appreciation potential. Overall, though, investors aren't likely to notice big differences in fund strategy or performance. That's because optimal risk-adjusted municipal yields and returns still tend to be found in the intermediate-term maturity area.

WHAT'S THE MAIN REASON FOR THE CHANGES?

     We want to help make choosing a municipal bond fund easier for investors. People who know that they want a tax-advantaged bond investment but aren't sure what maturity to choose will be able to invest in a "core" municipal fund where we make the maturity decisions for them.

[right margin]

"EFFECTIVE AUGUST 8, 2001, WE WILL REMOVE ALL RESTRICTIONS ON THE FUND'S WEIGHTED AVERAGE MATURITY."

TOP FIVE STATES (AS OF 5/31/01)
                 % OF FUND INVESTMENTS
CALIFORNIA              11.3%
ARIZONA                 10.6%
INDIANA                  8.0%
TEXAS                    7.3%
WASHINGTON               5.7%

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
TEXAS                   13.4%
WASHINGTON               8.2%
ARIZONA                  7.9%
NEW YORK                 7.7%
COLORADO                 7.1%


                                                 www.americancentury.com      13


Intermediate-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 91.7%
ALABAMA -- 1.6%
                   $1,000  Alabama Board of Education Rev.,
                              (Shelton State Community
                              College), 6.00%, 10/1/09
                              (MBIA)                                    $  1,097
                    1,000  East Central Industrial
                              Development Auth. Rev., 5.25%,
                              9/1/13 (AMBAC)                               1,028
                    1,165  Lauderdale County and Florence
                              Healthcare Auth. Rev. GO,
                              Series 1999 A, (Coffee Health
                              Group), 4.50%, 7/1/02 (MBIA)                 1,184
                                                                        --------
                                                                           3,309
                                                                        --------
ALASKA -- 1.4%
                    1,670  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/04 (FSA)                          1,765
                    1,055  Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)                               1,092
                       75  Alaska Industrial Development &
                              Export Auth. Power Rev., Series
                              1998-1, (Snettisham), 5.25%,
                              1/1/04 (AMBAC)(1)                               78
                                                                        --------
                                                                           2,935
                                                                        --------
ARIZONA -- 10.6%
                    1,000  Arizona School Facilities Board
                              GO, (State School Improvement),
                              5.50%, 7/1/18(2)                             1,037
                    2,925  Chandler Water & Sewer Rev.,
                              4.50%, 7/1/06 (FSA)(2)                       3,015
                    1,640  Glendale Water & Sewer Rev.,
                              4.80%, 7/1/03 (FGIC)                         1,693
                    2,000  Maricopa County Community
                              College District GO, Series
                              1997 B, 5.00%, 7/1/12                        2,042
                    4,700  Maricopa County Community
                              College District GO, Series
                              2001 D,  (Project of 1994),
                              4.00%, 7/1/02                                4,762
                    1,000  Maricopa County Elementary
                              School District No. 68 Alhambra
                              GO, 5.50%, 7/1/14 (FSA)                      1,074
                    1,730  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              11/6/03 (GNMA/FNMA/
                              FHLMC)                                       1,843
                    2,000  Pima County Unified School
                              District No. 1 GO, Series
                              1993 E, (Tucson), 5.25%,
                              7/1/08 (FGIC)                                2,084
                    1,925  Pinal County Unified School
                              District No. 43 Apache Junction
                              GO, 4.50%, 7/1/10 (FGIC)                     1,943

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $2,050  Pinal County Unified School
                              District No. 43 Apache Junction
                              GO, 5.75%, 7/1/15 (FGIC)                  $  2,242
                                                                        --------
                                                                          21,735
                                                                        --------
CALIFORNIA -- 11.3%
                      475  California Housing Finance
                              Agency Home Mortgage Rev.,
                              Series 1996 A, 5.60%,
                              8/1/09 (MBIA)                                  477
                    2,900  California Maritime Infrastructure
                              Auth. Airport Rev., (San Diego
                              Uni Port District), 5.25%,
                              11/1/15 (AMBAC)                              2,935
                    1,100  California Public Works Board
                              Lease Rev. COP, Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/04,
                              Prerefunded at 102% of Par(1)                1,181
                    3,000  California State GO, 5.75%,
                              12/1/11 (MBIA-IBC)                           3,320
                    1,280  East Bay-Delta Housing &
                              Finance Agency Lease Rev.,
                              Series 2000 A, (Lease
                              Purchase Project), 4.75%,
                              6/1/05 (MBIA)                                1,293
                    1,985  Gilroy Unified School District
                              COP, (Measure J Capital
                              Projects), 4.25%, 9/1/06
                              (MBIA)(2)                                    2,031
                    2,000  Gilroy Unified School District
                              COP, (Measure J Capital
                              Projects), 4.50%, 9/1/09
                              (MBIA)(2)                                    2,041
                    1,015  Kern Community College School
                              Facilities Improvement District
                              GO, (Mammoth Campus),
                              5.65%, 8/1/23 (AMBAC)(3)                       297
                    1,950  Los Altos School District GO,
                              Series 2001 B, 5.00%,
                              8/1/14(2)                                    1,993
                    1,550  Placer Union High School District
                              GO, Series 2000 A, (Capital
                              Appreciation), 6.28%, 8/1/18
                              (FGIC)(3)                                      618
                    1,000  Port of Oakland Rev., Series
                              2000 K, 5.25%, 11/1/07
                              (FGIC)                                       1,066
                    1,200  Rocklin Unified School District
                              Community Facilities Special
                              Tax, (Capital Appreciation #1),
                              6.09%, 9/1/23 (AMBAC)(3)                       352
                      825  Rocklin Unified School District
                              Community Facilities Special
                              Tax, (Capital Appreciation #1),
                              6.10%, 9/1/24 (AMBAC)(3)                       228
                    1,960  San Francisco City & County
                              Airports Commission Rev., Issue
                              18A, 5.25%, 5/1/12 (MBIA)                    2,039
                    2,145  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 5.50%, 7/1/15
                              (MBIA)                                       2,226


14      1-800-345-2021                         See Notes to Financial Statements


Intermediate-Term Tax-Free--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $1,000  San Francisco Uptown Parking
                              Corporation Rev., (Union Square),
                              6.00%, 7/1/20 (MBIA)                      $  1,056
                                                                        --------
                                                                          23,153
                                                                        --------
COLORADO -- 5.0%
                      500  Colorado Water Resources &
                              Power Development Auth.
                              Clean Water Rev., Series
                              2000 A, 6.25%, 9/1/16                          553
                    1,615  Denver City & County Excise Rev.,
                              Series 2001 A, (Convention
                              Center), 4.25%, 9/1/03 (FSA)                 1,653
                    1,000  Denver Sales Tax Rev., Series
                              1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)(1)                     1,011
                    4,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 B, 5.45%,
                              12/1/20 (LOC: Allied Irish
                              Bank PLC)(4)                                 4,177
                    3,000  University of Colorado Parking
                              Rev., 6.00%, 12/1/22                         2,986
                                                                        --------
                                                                          10,380
                                                                        --------
DISTRICT OF COLUMBIA -- 1.7%
                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(1)                            1,027
                    1,155  District of Columbia Rev.,
                              (Gonzaga College High School),
                              5.20%, 7/1/12 (FSA)                          1,196
                    1,275  Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03
                              (MBIA)                                       1,346
                                                                        --------
                                                                           3,569
                                                                        --------
FLORIDA -- 2.4%
                    2,000  Florida Board of Education
                              Capital Outlay GO, Series
                              1998 D, 4.50%, 6/1/24                        1,756
                    1,000  Florida Governmental Utility Auth.
                              Rev., (Sarasota Utility System),
                              4.75%, 10/1/21 (AMBAC)                         930
                    1,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                       1,006
                    1,400  Tampa Bay Water Utility System
                              Rev., Series 1998 A, 4.75%,
                              10/1/27 (FGIC)                               1,270
                                                                        --------
                                                                           4,962
                                                                        --------
GEORGIA -- 1.8%
                    2,500  Atlanta Water & Wastewater Rev.,
                              Series 1999 A, 5.50%,
                              11/1/22 (FGIC)                               2,624

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $1,000  Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01                     $  1,003
                                                                        --------
                                                                           3,627
                                                                        --------
HAWAII -- 1.4%
                    2,000  Hawaii Airport System Rev.,
                              Series 2000 B, 6.625%,
                              7/1/17 (FGIC)                                2,228
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                           559
                                                                        --------
                                                                           2,787
                                                                        --------
ILLINOIS -- 1.5%
                    1,485  Cook County High School District
                              No. 202 GO, (Capital
                              Appreciation), 4.53%, 12/1/08
                              (FSA)(3)                                     1,053
                      655  Illinois Development Finance Auth.
                              Gas Supply Rev., Series
                              2001 B, (Midwestern University),
                              5.125%, 5/15/10                                649
                      400  Illinois Development Finance Auth.
                              Gas Supply Rev., Series
                              2001 B, (Midwestern University),
                              5.75%, 5/15/16                                 396
                    1,000  Illinois Rural Bond Bank Public
                              Projects Construction Notes,
                              5.25%, 11/1/01                               1,009
                                                                        --------
                                                                           3,107
                                                                        --------
INDIANA -- 8.0%
                    1,500  Fort Wayne Hospital Auth. Rev.,
                              (Parkview Health Systems Inc.),
                              4.75%, 11/15/28 (MBIA)                       1,322
                    1,000  Franklin Township School Building
                              Corporation Marion County GO,
                              4.50%, 1/5/03 (FGIC)                         1,020
                    1,900  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Holy Cross
                              Health System Corp.), 5.375%,
                              12/2/12 (MBIA)                               1,977
                    2,500  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                      2,649
                    1,405  Michigan City School Building
                              Corp. Rev., 5.00%, 1/5/07
                              (FSA)(2)                                     1,467
                    1,610  Michigan City School Building
                              Corp. Rev., 5.00%, 1/5/09
                              (FSA)(2)                                     1,672
                    1,200  Porter County Jail Building Corp.
                              GO, 5.25%, 7/10/11 (FSA)                     1,262
                    1,640  Porter County Jail Building Corp.
                              GO, 4.70%, 7/10/13 (FSA)                     1,610
                    1,725  Porter County Jail Building Corp.
                              GO, 4.80%, 7/10/14 (FSA)                     1,691
                    1,650  Valparaiso Middle Schools
                              Building Corporation GO,
                              5.75%, 7/15/18 (FGIC)                        1,728
                                                                        --------
                                                                          16,398
                                                                        --------


See Notes to Financial Statements                www.americancentury.com      15


Intermediate-Term Tax-Free--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------
KANSAS -- 0.2%
                   $  500  Kansas Department of
                              Transportation Highway Rev.,
                              5.375%, 3/1/13                            $    512
                                                                        --------
MISSISSIPPI -- 0.8%
                    1,510  Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/03
                              (AMBAC)                                      1,579
                                                                        --------
MISSOURI -- 2.4%
                    3,000  Missouri Health & Educational
                              Facilities Auth. Rev., Series
                              1998 A, (Park Lane Medical
                              Center), 5.60%, 1/1/15
                              (MBIA)(4)                                    3,222
                    1,500  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 2000 B1, (Single Family
                              Mortgage), 7.45%, 12/26/07
                              (GNMA/FNMA)                                  1,719
                                                                        --------
                                                                           4,941
                                                                        --------
NEVADA -- 0.5%
                    1,000  Clark County School District GO,
                              Series 1997 B, (Building &
                              Renovation), 5.25%, 6/15/17
                              (FGIC)                                       1,004
                                                                        --------
NEW JERSEY -- 1.3%
                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                                   1,095
                    1,410  New Jersey Educational Facilities
                              Auth. Rev., Series 1994 A,
                              (New Jersey Institute of
                              Technology), 5.90%, 7/1/08
                              (MBIA)                                       1,508
                                                                        --------
                                                                           2,603
                                                                        --------
NEW MEXICO -- 0.5%
                      985  New Mexico Mortgage Finance
                              Auth. Rev., Series 1999 D2,
                              (Single Family Mortgage),
                              6.75%, 7/1/07 (GNMA/
                              FNMA/FHLMC)                                  1,093
                                                                        --------
NEW YORK -- 4.0%
                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                               1,625
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                               1,117
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                              1,077

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                    $  1,049
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                       1,054
                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                       1,244
                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B, 5.25%,
                              10/1/15 (FGIC)                               1,054
                                                                        --------
                                                                           8,220
                                                                        --------
NORTH CAROLINA -- 2.9%
                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%,
                              1/1/06 (FSA)                                 2,167
                    1,800  North Carolina GO, Series
                              1998 A, 4.75%, 4/1/10                        1,858
                    2,000  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                         2,049
                                                                        --------
                                                                           6,074
                                                                        --------
OHIO -- 3.1%
                    1,500  Bowling Green State University,
                              4.75%, 6/1/09 (FGIC)                         1,547
                    1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                       1,280
                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)(4)                     3,631
                                                                        --------
                                                                           6,458
                                                                        --------
OKLAHOMA -- 2.9%
                    3,010  Oklahoma City Airport Trust Rev.,
                              Series 2000 B, (Junior Lien),
                              5.50%, 7/1/09 (FSA)(4)                       3,207
                    2,500  Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)(1)                    2,761
                                                                        --------
                                                                           5,968
                                                                        --------
OREGON -- 1.8%
                    1,805  Lane County School District
                              No. 19 Springfield GO, 6.375%,
                              10/15/04, Prerefunded at
                              101% of Par (MBIA)(1)                        1,987
                      750  Tri-county Metropolitan
                              Transportation District Rev.,
                              Series 2000 A, 5.375%,
                              8/1/20                                         761
                    1,030  Wilsonville Water System Rev.,
                              5.375%, 6/1/19 (MBIA)                        1,044
                                                                        --------
                                                                           3,792
                                                                        --------


16      1-800-345-2021                         See Notes to Financial Statements


Intermediate-Term Tax-Free--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------
PENNSYLVANIA -- 3.4%
                   $2,000  Pennsylvania Housing Finance
                              Agency GO, (Multifamily
                              Development - I), 5.00%,
                              12/30/02                                  $  2,027
                    2,500  Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                               2,581
                    1,000  Spring Ford Area School District
                              GO, 3.75%, 8/1/03 (FSA)                      1,012
                    1,435  Wilson Area School District GO,
                              4.50%, 2/15/05 (FGIC)(2)                     1,474
                                                                        --------
                                                                           7,094
                                                                        --------
RHODE ISLAND -- 0.5%
                    1,000  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                              1,106
                                                                        --------
SOUTH CAROLINA -- 1.6%
                    1,700  Florence Water & Sewer Rev.,
                              7.50%, 3/1/18 (AMBAC)                        2,038
                    1,225  South Carolina Ports Auth. Rev.,
                              4.30%, 7/1/05 (FSA)                          1,242
                                                                        --------
                                                                           3,280
                                                                        --------
TEXAS -- 7.3%
                    1,000  Dallas-Fort Worth Regional
                              Airport Rev., Series 1994 A,
                              5.90%, 11/1/08 (MBIA)                        1,065
                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                         1,052
                    1,520  Harris County Housing Finance
                              Corporation Rev., (Las Americas
                              Apartments), 4.90%, 3/1/11
                              (FNMA)                                       1,543
                    3,000  Hays Consolidated Independent
                              School District GO, (Capital
                              Appreciation), 5.20%, 8/15/11
                              (Guaranteed: Permanent School
                              Fund)(3)(4)                                  1,805
                      300  Houston Participation Interest
                              COP, 6.40%, 6/1/27                             312
                    2,000  Houston Water & Sewer System
                              Rev., Series 1992 A, 6.375%,
                              12/1/14 (MBIA)                               2,122
                    1,500  Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27 (FGIC)                1,490
                    1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)                1,040
                    1,000  North East Independent School
                              District Texas GO, 4.50%,
                              2/1/16 (Guaranteed:
                              Permanent School Fund)                         931
                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)                   2,069

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                    $  1,675
                                                                        --------
                                                                          15,104
                                                                        --------
U.S. VIRGIN ISLANDS -- 1.5%
                    2,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 A, (Senior
                              Lien), 5.20%, 10/1/09                        2,038
                    1,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                        1,009
                                                                        --------
                                                                           3,047
                                                                        --------
UTAH -- 1.3%
                      660  Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08,
                              Prerefunded at 102% of Par
                              (MBIA-IBC)(1)                                  701
                      340  Intermountain Power Agency
                              Power Supply Rev., Series
                              1993 A, 5.40%, 7/1/08
                              (MBIA-IBC)                                     354
                    1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                               1,080
                      445  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                                  469
                                                                        --------
                                                                           2,604
                                                                        --------
VIRGINIA -- 1.3%
                    1,055  Bristol Utility Systems Rev.,
                              5.75%, 7/15/14 (FSA)                         1,153
                    1,500  Fairfax County COP, 5.30%,
                              4/15/23                                      1,506
                                                                        --------
                                                                           2,659
                                                                        --------
WASHINGTON -- 5.7%
                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02                   1,036
                    1,000  Port of Seattle Rev., Series
                              1997 B, 5.10%, 10/1/03
                              (FGIC)                                       1,035
                    1,500  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15
                              (MBIA)                                       1,639
                    1,220  Port of Seattle Rev., Series
                              2000 D, 5.50%, 2/1/04
                              (MBIA)                                       1,273
                    1,055  Port Olympia GO, Series 1998 B,
                              5.35%, 12/1/12 (AMBAC)                       1,084
                    2,000  Snohomish County Public Utility
                              District No. 1 Electric Rev.,
                              5.625%, 1/1/05 (FGIC)                        2,093
                    1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03                   1,015
                    1,000  Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                         1,075


See Notes to Financial Statements                www.americancentury.com      17


Intermediate-Term Tax-Free--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------

                   $1,000  Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                             $  1,003
                      500  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                                  502
                                                                        --------
                                                                          11,755
                                                                        --------
WISCONSIN -- 2.0%
                    1,155  Slinger School District GO,
                              5.10%, 4/1/12 (FSA)                          1,190
                    2,590  Wisconsin Health and Educational
                              Facilities Rev., (Aurora Medical
                              Group), 6.00%, 11/15/10 (FSA)                2,877
                                                                        --------
                                                                           4,067
                                                                        --------
TOTAL MUNICIPAL SECURITIES                                               188,922
                                                                        --------
   (Cost $183,643)

SHORT-TERM MUNICIPAL SECURITIES -- 8.3%
CALIFORNIA -- 0.1%
                      250  California Infrastructure & Economic
                              Development Bank Industrial
                              Development Rev., Series
                              1999 A, VRDN, 3.00%, 6/7/01
                              (LOC: Comerica Bank-CA)                        250
                                                                        --------
FLORIDA -- 2.2%
                    4,500  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 3.10%,
                              6/1/01 (AMBAC)                               4,500
                                                                        --------
MULTI-STATE -- 1.5%
                    3,000  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 3.30%,
                              6/7/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust Co.)
                              (Acquired 5/29/01,
                              Cost $3,000)(5)                              3,000
                                                                        --------
OREGON -- 2.2%
                    4,600  Oregon Economic Development
                              Rev., (Newsprint Company),
                              VRDN, 3.20%, 6/1/01 (LOC:
                              Toronto Dominion Bank)                       4,600
                                                                        --------

Principal Amount               ($ in Thousands)                       Value
-------------------------------------------------------------------------------
TENNESSEE -- 2.3%
                   $4,800  Jackson Electric Systems Rev.,
                              VRDN, 3.05%, 6/6/01 (LOC:
                              Suntrust Bank N.A.)                       $  4,800
                                                                        --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                     17,150
                                                                        --------
   (Cost $17,150)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $206,072
                                                                        ========
   (Cost $200,793)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insurance Corp.-Insured Bond Certificate

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $3,000 (in thousands) which represented 1.6% of net assets.


18      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                            LEHMAN LONG-TERM
               LONG-TERM       MUNICIPAL       GENERAL MUNICIPAL DEBT FUNDS(2)
               TAX-FREE       BOND INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      4.48%           5.19%              4.29%            --
1 YEAR          11.78%          15.38%             11.16%       84 OUT OF 274
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          4.12%           4.78%              3.59%       68 OUT OF 236
5 YEARS          6.07%           7.16%              5.47%       34 OUT OF 187
10 YEARS         6.57%           7.70%              6.38%       26 OUT OF 85

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 43-44 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 5/31/01
Lehman Long-Term Municipal
   Bond Index                     $21,002
Long-Term Tax-Free                $18,902

                      Long-Term          Lehman Long-Term
                       Tax-Free        Municipal Bond Index
DATE                     VALUE                 VALUE
5/31/1991               $10,000               $10,000
5/31/1992               $11,027               $11,104
5/31/1993               $12,196               $12,702
5/31/1994               $12,474               $12,815
5/31/1995               $13,527               $14,234
5/31/1996               $14,081               $14,861
5/31/1997               $15,284               $16,349
5/31/1998               $16,748               $18,257
5/31/1999               $17,324               $19,051
5/31/2000               $16,912               $18,203
5/31/2001               $18,902               $21,002

$10,000 investment made 5/31/91

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED MAY 31)

                      Long-Term          Lehman Long-Term
                       Tax-Free        Municipal Bond Index
DATE                    RETURN                RETURN
5/31/1992               10.27%                11.04%
5/31/1993               10.60%                14.39%
5/31/1994                2.28%                 0.89%
5/31/1995                8.44%                11.07%
5/31/1996                4.10%                 4.41%
5/31/1997                8.54%                10.01%
5/31/1998                9.58%                11.67%
5/31/1999                3.44%                 4.35%
5/31/2000               -2.38%                -4.45%
5/31/2001               11.78%                15.38%


                                                 www.americancentury.com      19


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwen]

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID LONG-TERM TAX-FREE PERFORM DURING THE YEAR ENDED MAY 31, 2001?

     The fund posted its best fiscal year return in over 10 years and kept ahead of much of the competition. Long-Term Tax-Free returned 11.78%, beating the 11.16% average return of 274 "General Municipal Debt Funds" tracked by Lipper Inc.

     Long-Term Tax-Free's longer-term returns also compared favorably. For the three-, five- and 10-year periods ended May 31, 2001, the fund ranked in the top third of its peer group (see the previous page for more fund performance comparisons).

HOW DID LONG-TERM TAX-FREE'S YIELD COMPARE?

     The fund offered investors more federal tax-free income than the Lipper average. Its 30-day SEC yield was 4.46% on May 31, 2001, compared with the 4.15% average yield of its peer group.

     The fund's relatively high yield and low expenses contributed to its outperformance of its peers. As of May 31, 2001, annualized fund expenses were only 0.51%, compared with the 1.13% average expenses reported by Lipper.

WHAT OTHER FACTORS HELPED THE FUND OUTPERFORM ITS COMPETITORS?

     Our "coupon barbell" strategy provided a significant advantage during the second half of 2000. The coupon barbell refers to our light exposure to par bonds (which trade at face value) and heavier weightings in higher-coupon premium bonds and lower-coupon discount bonds.

     Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield. Discount bonds trade below their face value and carry interest rates below prevailing rates. They're sensitive to interest rate changes, so they performed well in the final months of last year as long-term interest rates fell and bond prices rose.

     Recognizing that our "deep" discount bonds--those with the lowest coupons--had already appreciated nicely, we sold some in December, reducing the barbell.

HOW HAS THE COUPON BARBELL PERFORMED  IN 2001?

     Not as well. The steepening municipal yield curve (see page 4) worked against us, even though we had reduced the barbell. Long-term interest rates remained stubbornly high, causing our discount holdings to underperform.

     The same pattern held true for non-callable bonds, another area of focus for the fund. These bonds, which can't be redeemed by their issuers prior to maturity, also have heightened interest rate sensitivity. They performed well in the final half of 2000, but have languished this year.

[left margin]

YIELDS AS OF MAY 31, 2001
30-DAY SEC YIELD                   4.46%
30-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET               6.19%
   31.0% TAX BRACKET               6.46%
   36.0% TAX BRACKET               6.97%
   39.6% TAX BRACKET               7.38%

PORTFOLIO AT A GLANCE
                           5/31/01       5/31/00
NUMBER OF SECURITIES         87            68
WEIGHTED AVERAGE
   MATURITY               16.0 YRS      18.6 YRS
AVERAGE DURATION           8.9 YRS       9.0 YRS
EXPENSE RATIO               0.51%         0.51%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                           % OF FUND INVESTMENTS
                            AS OF        AS OF
                           5/31/01      11/30/00
AAA                          66%           69%
AA                           26%           17%
A                             3%            5%
BBB                           5%            9%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 44-45.


20      1-800-345-2021


Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID YOU MODIFY YOUR STRATEGY IN ANTICIPATION OF WEAKENING ECONOMIC CONDITIONS?

     We continued to focus on the fund's credit quality. As of May 31, 2001, the portfolio's average credit quality was AAA, with 66% invested in AAA bonds and 55% in insured bonds.

WHY DID YOU ADD TO THE FUND'S CALIFORNIA HOLDINGS?

     We're very interested in opportunities where bonds become available at attractive prices and yields because of bad news that has unfairly tainted an entire sector. Under those circumstances, we believe we can find individual securities that remain financially sound and have appreciation potential.

     California is a huge state, with a diverse economy and numerous pockets of economic activity. Many solid investment-grade bonds remain available in California, and we believe we know how to find them. Our municipal investment team is based in California, and we know the state extremely well. We manage seven California municipal portfolios, and we believe we can leverage that expertise and experience.

SO, WHAT WAS THE PRIMARY ATTRACTION OF THE CALIFORNIA BONDS YOU ADDED?

     The basics--high yields and low prices. California's problems, real or perceived--including the addition of over $10 billion in state power revenue bonds to be issued this summer--caused California muni prices to move from very expensive to relatively cheap compared with other state munis. We were able to purchase insured California bonds with yields 40 basis points (0.40%) higher than insured bonds from other states.

     We hadn't seen such a large yield advantage for Cal bonds since the early 1990s, when the state was mired in the last recession. Given our view that the current situation isn't nearly as dire as it was a decade ago and that most of the bad news has already been factored into bond prices, we chose to selectively lock in those values and yields.

WHAT'S YOUR OUTLOOK FOR THE U.S. ECONOMY AND MUNI BOND YIELDS?

     Based on the way munis were priced (reflected in the steep yield curve shown on page 4), we thought the market was somewhat over-optimistic about the near-term stimulative effects of the Fed's interest rate cuts and President Bush's tax cuts. We think continued economic weakness will cause the municipal yield curve to flatten, with long-term yields declining from stubbornly high current levels (shown on page 4).

     We believe the basis for this ongoing weakness and curve flattening could be reduced consumer spending, brought on by a reduction in confidence caused by continued layoffs, growing concerns about the economy, and continued stock market volatility.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     We'll continue to work closely with our team of muni credit analysts to monitor the effects of a slowing economy on our holdings. We're comfortable with the fund's current position, with its emphasis on AAA bonds. In anticipation of yield curve flattening, we're likely to maintain our exposure to investments that would perform well in that environment, including discount bonds and noncallable bonds.

     California bonds still look like an excellent opportunity. If their prices and yields remain attractive, we'll selectively add to our California holdings.

[right margin]

"CALIFORNIA BONDS STILL LOOK LIKE AN EXCELLENT OPPORTUNITY. IF THEIR PRICES AND YIELDS REMAIN ATTRACTIVE, WE'LL SELECTIVELY ADD TO OUR CALIFORNIA HOLDINGS."

TOP FIVE STATES (AS OF 5/31/01)
                 % OF FUND INVESTMENTS
TEXAS                   15.2%
CALIFORNIA               8.7%
MASSACHUSETTS            7.8%
WASHINGTON               7.3%
NEW YORK                 6.2%

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
TEXAS                   21.4%
ILLINOIS                 6.8%
MASSACHUSETTS            6.8%
WASHINGTON               6.0%
INDIANA                  5.5%


                                                 www.americancentury.com      21


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 93.3%
ALABAMA -- 0.8%
                   $  865  Alabama Water Pollution Control
                              Auth. Rev., 5.75%, 8/15/18
                              (AMBAC)                                   $    910
                                                                        --------
ARIZONA -- 2.6%
                    2,000  Maricopa County Community
                              College District GO, Series
                              1997 B, 5.00%, 7/1/12                        2,042
                    1,000  Mohave County Community
                              College District Rev., (State
                              Board of Directors), 6.00%,
                              3/1/20 (MBIA)                                1,074
                                                                        --------
                                                                           3,116
                                                                        --------
CALIFORNIA -- 8.7%
                    1,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various California State
                              University Projects), 6.20%,
                              10/1/08                                      1,076
                    1,605  Long Beach Bond Finance Auth.
                              Lease Rev., (Plaza Parking
                              Facility), 5.25%, 11/1/21(1)                 1,571
                    2,000  Los Altos School District GO,
                              Series 2001 B, 5.00%,
                              8/1/16(1)                                    2,012
                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                        1,624
                    1,850  Northern California Power Agency
                              Public Power Rev., Series
                              1992 A, (Hydroelectric Project
                              No.1), 6.25%, 7/1/12 (MBIA)                  1,945
                    2,000  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 6.00%, 7/1/31 (MBIA)                2,081
                                                                        --------
                                                                          10,309
                                                                        --------
COLORADO -- 1.7%
                    2,000  University of Colorado Parking
                              Rev., 6.00%, 12/1/22                         1,990
                                                                        --------
CONNECTICUT -- 1.7%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                     2,023
                                                                        --------
FLORIDA -- 1.0%
                    1,000  Orlando Utilities Commission
                              Water & Electric Rev., Series
                              1989 D, 6.75%, 10/1/17                       1,184
                                                                        --------
GEORGIA -- 4.5%
                    2,000  Atlanta Water & Wastewater Rev.,
                              Series 1999 A, 5.50%,
                              11/1/22 (FGIC)                               2,099

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  255  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)(2)               $    292
                      110  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)(2)                    128
                      635  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)                       732
                    2,000  Henry County Water & Sewerage
                              Auth. Rev., 5.625%, 2/1/30
                              (FGIC)                                       2,055
                                                                        --------
                                                                           5,306
                                                                        --------
HAWAII -- 1.0%
                      620  Honolulu City & County Board of
                              Water Supply Rev., 5.50%,
                              7/1/15 (FSA)                                   645
                      580  Honolulu City & County Board
                              of Water Supply Rev., 5.50%,
                              7/1/16 (FSA)                                   599
                                                                        --------
                                                                           1,244
                                                                        --------
ILLINOIS -- 5.8%
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                              (AMBAC)                                      2,223
                    1,000  Illinois Development Finance Auth.
                              Waste Disposal Rev., (Armstrong
                              World Industries), 0%, 12/1/24(3)              350
                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(2)                  737
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(2)                 1,317
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                       1,230
                    1,000  McHenry County Conservation
                              District GO, Series 1998 A,
                              5.25%, 2/1/18                                1,023
                                                                        --------
                                                                           6,880
                                                                        --------
INDIANA -- 4.9%
                    1,000  Fort Wayne Hospital Auth. Rev.,
                              (Parkview Health Systems Inc.),
                              4.75%, 11/15/28 (MBIA)                         881
                      220  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15, Prerefunded at
                              100% of Par(2)                                 266
                      780  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15                                  950
                    3,500  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17(4)                                   3,708
                                                                        --------
                                                                           5,805
                                                                        --------


22      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
KANSAS -- 0.9%
                   $  325  Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par (FGIC)(2)                  $    360
                      675  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                          730
                                                                        --------
                                                                           1,090
                                                                        --------
MASSACHUSETTS -- 7.8%
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1992 F, 6.25%, 7/1/12
                              (AMBAC)                                      1,131
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                       1,793
                    2,000  Massachusetts Water Pollution
                              Abatement Rev., Series 1998 A,
                              (New Bedford), 4.75%, 2/1/26
                              (FGIC)                                       1,817
                    2,800  Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)(4)                     2,573
                    2,000  Massachusetts Water Resources
                              Auth. Rev., Series 1998 A,
                              4.75%, 8/1/16 (FSA)                          1,935
                                                                        --------
                                                                           9,249
                                                                        --------
MICHIGAN -- 1.3%
                    1,485  Grand Valley State University Rev.,
                              5.75%, 12/1/15 (FGIC)                        1,581
                                                                        --------
MISSOURI -- 2.6%
                    1,145  Jackson County Public Building
                              Corp. Rev., Series 2000 A,
                              6.00%, 11/1/18                               1,206
                    1,775  Missouri Development Finance
                              Board, Series 2000 A, (Midtown
                              Redevelopment), 5.75%,
                              4/1/22 (MBIA)                                1,854
                                                                        --------
                                                                           3,060
                                                                        --------
NEBRASKA -- 1.0%
                    1,000  Omaha GO, Series 2000 A,
                              6.50%, 12/1/30                               1,199
                                                                        --------
NEVADA -- 1.7%
                    2,045  Clark County Passenger Facility
                              Charge Rev., (Las Vegas
                              McCarran International), 5.00%,
                              7/1/18 (MBIA)                                2,000
                                                                        --------
NEW HAMPSHIRE -- 0.9%
                    1,000  New Hampshire Health &
                              Education Facilities Auth. Rev.,
                              5.375%, 7/1/16 (AMBAC)                       1,029
                                                                        --------
NEW YORK -- 6.2%
                    2,000  New York City Municipal Water
                              Finance Auth. Rev., Series
                              1998 D, 4.75%, 6/15/25
                              (MBIA-IBC)                                   1,837

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $2,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 B,
                              4.50%, 11/15/27                           $  1,725
                    3,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 C,
                              4.75%, 5/1/23                                2,764
                    1,000  New York State Local Government
                              Assistance Corp. Rev., Series
                              1991 D, 6.75%, 4/1/02,
                              Prerefunded at 102% of Par(2)                1,053
                                                                        --------
                                                                           7,379
                                                                        --------
NORTH CAROLINA -- 0.9%
                    1,000  North Carolina Municipal Power
                              Agency No.1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10 (MBIA)              1,111
                                                                        --------
NORTH DAKOTA -- 1.3%
                    1,500  Grand Forks Health Care System
                              Rev., (Altru Health System
                              Obligation Group), 7.125%,
                              8/15/24                                      1,546
                                                                        --------
OHIO -- 0.7%
                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                                 885
                                                                        --------
PENNSYLVANIA -- 0.6%
                    4,000  Erie School District GO, Capital
                              Appreciation, 6.23%, 9/1/30
                              (AMBAC)(5)                                     766
                                                                        --------
PUERTO RICO -- 0.5%
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.5% of Par(2)                               553
                                                                        --------
RHODE ISLAND -- 4.1%
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                      1,207
                    2,000  Rhode Island Depositors Economic
                              Protection Corp. Special
                              Obligation Rev., Series 1993 A,
                              6.25%, 8/1/16 (MBIA)(2)                      2,290
                    1,300  Rhode Island Depositors Economic
                              Protection Corp. Special
                              Obligation Rev., Series 1993 B,
                              6.00%, 8/1/17 (MBIA)(2)                      1,387
                                                                        --------
                                                                           4,884
                                                                        --------
SOUTH CAROLINA -- 2.5%
                    1,500  Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                                1,780
                      860  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)                                         997


See Notes to Financial Statements                www.americancentury.com      23


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  140  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)(2)                                 $    163
                                                                        --------
                                                                           2,940
                                                                        --------
TEXAS -- 15.2%
                    1,000  Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                       1,053
                    1,000  Frisco Independent School District
                              GO, Series 1998 A, 4.50%,
                              8/15/29 (Guaranteed:
                              Permanent School Fund)                         836
                      274  Houston Participation Interest
                              COP, 6.40%, 6/1/27                             285
                    2,000  Houston Water & Sewer System
                              Rev., Series 1997 C, (Junior
                              Lien), 5.375%, 12/1/27 (FGIC)                1,987
                    1,400  Lubbock Health Facilities
                              Development Corp. Rev., (St.
                              Joseph Health System), 5.25%,
                              7/1/13                                       1,381
                    1,500  Pearland Independent School
                              District GO, 6.00%, 2/15/15
                              (Guaranteed: Permanent School
                              Fund)                                        1,611
                    2,000  San Antonio Electric and Gas
                              Rev., 7.10%, 2/1/09 (FGIC)(2)(5)             1,412
                    1,000  Tarrant County Health Facility
                              Development Corp. Health
                              System Rev., (Ft. Worth
                              Osteopathic), 6.00%, 5/15/11
                              (MBIA)                                       1,099
                    2,000  Texas Southern University Rev.,
                              Series 1998 B, 4.50%,
                              11/1/23 (AMBAC)                              1,727
                    2,000  Texas Water Development Board
                              Rev., Series 1999 B, (Senior
                              Lien), 5.625%, 7/15/21                       2,049
                    1,000  Tomball Independent School
                              District GO, Series 2001 A,
                              5.00%, 2/15/23 (Guaranteed:
                              Permanent School Fund)                         952
                    1,765  Travis County GO, 4.50%, 3/1/19                 1,586
                    1,000  Travis County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Ascension Health
                              Credit), 5.875%, 11/15/24
                              (AMBAC)                                      1,029
                    3,380  Wylie Independent School District
                              GO, 5.50%, 8/15/22
                              (Guaranteed: Permanent School
                              Fund)(5)                                     1,016
                                                                        --------
                                                                          18,023
                                                                        --------
UTAH -- 1.1%
                    1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15(2)                                   1,270
                                                                        --------

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
VIRGINIA -- 1.0%
                   $1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/06, Prerefunded
                              at 100% of Par(2)                         $  1,132
                                                                        --------
WASHINGTON -- 7.3%
                    2,000  King County GO, Series 1997 D,
                              5.75%, 12/1/11                               2,168
                    1,260  Mason County School District
                              No. 309 Shelton GO, 5.625%,
                              12/1/17 (FGIC)(1)                            1,309
                    1,015  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15
                              (MBIA)                                       1,109
                    1,720  University of Washington
                              University Rev., (Student
                              Facilities Fee), 5.875%, 6/1/18
                              (FSA)                                        1,820
                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                                1,183
                    1,000  Washington Public Power Supply
                              System Rev., Series 1996 A,
                              (Nuclear Project No. 1), 5.75%,
                              7/1/12 (MBIA)                                1,061
                                                                        --------
                                                                           8,650
                                                                        --------
WISCONSIN -- 3.0%
                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)(2)                                    1,333
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                               2,258
                                                                        --------
                                                                           3,591
                                                                        --------
TOTAL MUNICIPAL SECURITIES                                               110,705
                                                                        --------
   (Cost $106,888)

SHORT-TERM MUNICIPAL SECURITIES -- 6.7%
ARIZONA -- 0.3%
                      300  Maricopa County Pollution Control
                              Corp. Rev., Series 1994 D,
                              (Arizona Public Service Co.),
                              VRDN, 3.00%, 6/1/01 (LOC:
                              Bank of America N.A.)                          300
                                                                        --------
DELAWARE -- 0.8%
                    1,000  Delaware Economic Development
                              Auth. Industrial Rev., Series
                              1997 C, (Delaware Clean
                              Power), VRDN, 3.15%, 6/6/01                  1,000
                                                                        --------
FLORIDA -- 2.3%
                    1,100  Martin County Pollution Control
                              Rev., (Florida Power & Light Co.),
                              VRDN, 3.20%, 6/1/01                          1,100


24      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $1,600  Pinellas County Health Facilities
                              Auth. Rev., (Pooled Hospital
                              Loan Program), VRDN, 3.10%,
                              6/1/01 (AMBAC)                            $  1,600
                                                                        --------
                                                                           2,700
                                                                        --------
OREGON -- 3.3%
                    1,200  Oregon Economic Development
                              Rev., (Newsprint Company),
                              VRDN, 3.20%, 6/1/01 (LOC:
                              Toronto Dominion Bank)                       1,200
                    2,700  Oregon Economic Development
                              Rev., Series 2000-197,
                              (Newsprint Project), VRDN,
                              3.20%, 6/1/01 (LOC: Toronto
                              Dominion Bank)                               2,700
                                                                        --------
                                                                           3,900
                                                                        --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                      7,900
                                                                        --------
   (Cost $7,900)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $118,605
                                                                        ========
   (Cost $114,788)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insurance Corp.-Insured Bond Certificate

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) When-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security is in default.

(4) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(5) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.


See Notes to Financial Statements                www.americancentury.com      25


High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MAY 31, 2001

                           LEHMAN LONG-TERM
              HIGH-YIELD      MUNICIPAL       HIGH YIELD MUNICIPAL DEBT FUNDS(2)
               MUNICIPAL     BOND INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)      4.33%          5.19%              3.49%              --
1 YEAR           9.13%         15.38%              7.39%         20 OUT OF 69
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS*         4.04%          4.78%              1.48%          2 OUT OF 48
LIFE OF FUND*    4.41%          4.99%              1.72%          2 OUT OF 48

The fund's inception date was 3/31/98.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 43-44 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 5/31/01
Lehman Long-Term Municipal
   Bond Index                     $11,666
High-Yield Municipal*             $11,466

                      High-Yield         Lehman Long-Term
                       Municipal*      Municipal Bond Index
DATE                     VALUE                 VALUE
3/31/1998               $10,000               $10,000
6/30/1998               $10,275               $10,187
9/30/1998               $10,607               $10,537
12/31/1998              $10,660               $10,567
3/31/1999               $10,757               $10,656
6/30/1999               $10,685               $10,389
9/30/1999               $10,542               $10,117
12/31/1999              $10,444                $9,862
3/31/2000               $10,577               $10,327
6/30/2000               $10,700               $10,481
9/30/2000               $10,988               $10,804
12/31/2000              $11,205               $11,489
3/31/2001               $11,419               $11,725
5/31/2001               $11,466               $11,666

$10,000 investment made 3/31/98

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MAY 31)

                      High-Yield         Lehman Long-Term
                       Municipal*      Municipal Bond Index
DATE                    RETURN                RETURN
5/31/1998**              1.81%                 1.41%
5/31/1999                6.18%                 4.35%
5/31/2000               -2.81%                -4.45%
5/31/2001                9.13%                15.38%

* Fund returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 11/1/99.

** From 3/31/98 (the fund's inception date) to 5/31/98.


26      1-800-345-2021


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut, a portfolio manager on the High-Yield Municipal fund investment team.

HOW DID HIGH-YIELD MUNICIPAL PERFORM DURING THE YEAR ENDED MAY 31, 2001?

     The fund posted by far its best fiscal year return since its inception three years ago--the one-year return was more than double the average annual return since 1998. And in a year when many bond funds performed exceptionally well, High-Yield Municipal still stayed ahead of the pack, returning 9.13% compared with the 7.39% average total return of 69 "High Yield Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results also continued to compare favorably. For the three-year period ended May 31, 2001, the difference between the performance of the fund and the Lipper average was even larger--the fund returned 4.04% compared with just 1.48% for the Lipper average.

HOW DID THE FUND'S YIELD HOLD UP?

     The yield fell as the Federal Reserve slashed short-term interest rates and the bond market rallied (see page 4). But our yield remained competitive with the average of other high-yield municipal funds.

     High-Yield Municipal's 30-day SEC yield dropped from 5.80% on November 30, 2000, to 5.47% on May 31, 2001. But that 5.47% yield remained higher than the 5.40% average yield of the fund's Lipper group, and it translated into a 9.06% tax-equivalent yield for investors in the highest federal income tax bracket.

DID LOWER-THAN-AVERAGE EXPENSES CONTINUE TO BENEFIT THE FUND?

     They did. As of May 31, 2001, High-Yield Municipal's annualized expense ratio was 0.64%, half the 1.28% average ratio of its Lipper group. All else being equal, lower expenses translate into higher yields and returns.

WHAT OTHER FACTORS HELPED THE FUND'S STRONG RELATIVE PERFORMANCE?

     Security selection was very important. In a year fraught with challenges--including weakening economic conditions and a growing number of defaults and downgrades among high-yield issuers--investing wisely and avoiding mistakes made a big difference. In fact, in terms of relative performance, security selection overwhelmed other portfolio strategies such as sector selection and duration management (used to manipulate a fund's interest rate sensitivity).

     Much of the credit for the good security selection within High-Yield Municipal's portfolio goes to our municipal credit research team, whose experience and thorough monitoring of our holdings helped us safely navigate through increasingly difficult conditions.

CAN YOU PROVIDE SOME EXAMPLES OF HOW SECURITY SELECTION BOOSTED RETURNS?

     Sure. The fund held relatively few or no bonds in the sectors that performed poorly during the year. Health care bonds faced difficulties as the sector suffered from weak earnings and slower cash flows stemming from intensified competition, reduced reimbursements, and rising labor costs.

[right margin]

YIELDS AS OF MAY 31, 2001
30-DAY SEC YIELD                 5.47%
30-DAY TAX-EQUIVALENT YIELDS
   28.0% TAX BRACKET             7.60%
   31.0% TAX BRACKET             7.93%
   36.0% TAX BRACKET             8.55%
   39.6% TAX BRACKET             9.06%

PORTFOLIO AT A GLANCE
                         5/31/01       5/31/00
NUMBER OF SECURITIES       36            25
WEIGHTED AVERAGE
   MATURITY             17.6 YRS      16.8 YRS
AVERAGE DURATION         7.8 YRS       7.5 YRS
EXPENSE RATIO
   (NET OF WAIVER)        0.64%        0.52%*

* The manager waived fund expenses through 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 11/1/99. Expenses in absence of the waiver would have been 0.64%.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF        AS OF
                         5/31/01      11/30/00
AAA                        30%           22%
BBB                         4%            2%
UNRATED                    66%           76%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 42 for more information.

Investment terms are defined in the Glossary on pages 44-45.


                                                 www.americancentury.com      27


High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Although our investments in health care bonds were small and none defaulted, we weren't entirely immune to the sector's malaise. A couple of our holdings lost some value even though we emphasized providers that receive limited federal payments, have a history of good financial performance, are led by strong management teams, and face minimal competition within their geographic region.

     The fund also held very limited amounts of multi-family housing project bonds, which suffered from concerns about the economy. Finally, we didn't own any corporate municipal bonds (bonds issued by corporations for public works), which slumped as corporate profits declined.

WHAT ADJUSTMENTS DID YOU MAKE FOR WEAKENING ECONOMIC CONDITIONS?

     We improved the fund's overall credit quality, increasing the weighting of AAA bonds from 22% as of November 30, 2000, to 30% as of May 31, 2001, and reducing our holdings in non-rated bonds during that same period from 76% to 66%.

     The AAA bonds we added were insured bonds. The insured bonds not only have more interest rate sensitivity (which can help boost the fund's returns when interest rates fall), they also are more liquid (easily traded) than non-rated bonds. That provided us more flexibility to buy and sell as market opportunities presented themselves.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND THE HIGH-YIELD MUNICIPAL BOND MARKET?

     Though there's little or no doubt that the U.S. economy will eventually rebound from its current downturn, the big question is when--will it be later this year, next year, or sometime after that? And how will the stock market perform during that period?

     Those two factors are central to the near-term outlook. The recovery could be an extended one--much of the economy's weakness to date stems from a pullback in the technology and telecommunications sectors, which don't appear to be poised for a rebound anytime soon. Furthermore, interest rate cuts appear to have had little effect in stimulating those industries or the manufacturing sector, which has been mired in a recession for more than a year.

     So as far as the economy is concerned, we're adopting a wait-and-see attitude. And if the stock market stays fragile, that would most likely be a positive for the high-yield municipal bond market, fueling demand from investors seeking federal tax-exempt income and less volatility than stocks.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     As long as "economic weakness" are the watchwords, we'll remain very selective, emphasizing investments we believe can withstand less-than-ideal economic conditions. We also plan to continue to adhere to the strategies that have aided us in the past--adding long-term value through our security selection process and our ongoing credit analysis and surveillance, while at the same time providing competitive levels of federal tax-free income.

[left margin]

"IF THE STOCK MARKET STAYS FRAGILE, THAT WOULD MOST LIKELY BE A POSITIVE FOR THE HIGH-YIELD MUNICIPAL BOND MARKET."

TOP FIVE STATES (AS OF 5/31/01)
                 % OF FUND INVESTMENTS
FLORIDA                 11.0%
PENNSYLVANIA            10.7%
NEW JERSEY               8.8%
MARYLAND                 8.1%
NEVADA                   6.9%

TOP FIVE STATES (AS OF 11/30/00)
                 % OF FUND INVESTMENTS
PENNSYLVANIA            14.9%
FLORIDA                 11.5%
NEW JERSEY              10.7%
ARIZONA                 10.6%
TEXAS                    9.6%


28      1-800-345-2021


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------

MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 97.6%
ALASKA -- 2.7%
                   $  310  Alaska Industrial Development &
                              Export Auth. Power Rev., (Upper
                              Lynn Canal Regional Power),
                              5.80%, 1/1/18                              $   261
                      500  Anchorage Schools GO, Series
                              2000 A, 5.75%, 12/1/16
                              (MBIA)                                         529
                                                                         -------
                                                                             790
                                                                         -------
ARIZONA -- 3.9%
                    1,125  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 7.95%,
                              6/15/23                                      1,155
                                                                         -------
CALIFORNIA -- 6.5%
                    1,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $1,000)(1)                                     898
                    1,000  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                        1,040
                                                                         -------
                                                                           1,938
                                                                         -------
COLORADO -- 4.0%
                    1,205  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03                  1,183
                                                                         -------
CONNECTICUT -- 3.5%
                    1,000  Connecticut Development Auth.
                              Industrial Rev., (Afco Cargo
                              BDL-LLC), 8.00%, 4/1/30                      1,024
                                                                         -------
DISTRICT OF COLUMBIA -- 2.6%
                      750  Metropolitan Washington D.C.
                              Airports Auth. General Airport
                              Rev., Series 2001 A, 5.50%,
                              10/1/18 (MBIA)                                 765
                                                                         -------
FLORIDA -- 11.0%
                      215  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                         215
                      405  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 6.50%,
                              5/1/07                                         409
                      530  Fleming Island Plantation
                              Community Development District
                              Special Assessment, Series
                              2000 B, 7.375%, 5/1/31                         561

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------

                   $  700  Heritage Springs Community
                              Development District Capital
                              Improvement Rev., Series
                              1999 B, 6.25%, 5/1/05                      $   701
                    1,000  Maple Ridge Community
                              Development District Special
                              Assessment, Series 2000 B,
                              6.15%, 11/1/04                               1,016
                      380  Stoneybrook West Community
                              Development District Special
                              Assessment Rev., Series
                              2000 A, 7.00%, 5/1/32                          386
                                                                         -------
                                                                           3,288
                                                                         -------
GEORGIA -- 3.6%
                      500  Atlanta Water & Wastewater Rev.,
                              Series 1999 A, 5.50%,
                              11/1/18 (FGIC)                                 529
                      500  Atlanta Water & Wastewater Rev.,
                              Series 1999 A, 5.50%,
                              11/1/22 (FGIC)                                 525
                                                                         -------
                                                                           1,054
                                                                         -------
HAWAII -- 1.9%
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/18 (FGIC)                           559
                                                                         -------
MARYLAND -- 8.1%
                    1,250  Anne Arundel County Special
                              Obligation Rev., (Arundel Mills),
                              7.10%, 7/1/29                                1,320
                    1,000  Anne Arundel County Special
                              Obligation Rev., (National
                              Business Park), 7.375%,
                              7/1/28                                       1,069
                                                                         -------
                                                                           2,389
                                                                         -------
MISSOURI -- 4.9%
                    1,350  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 B2, (Single
                              Family), 6.40%, 9/1/29
                              (GNMA/FNMA)                                  1,451
                                                                         -------
NEVADA -- 6.9%
                    1,000  Clark County Improvement District
                              No. 121 Special Assessment,
                              (Southern Highlands Area),
                              7.50%, 12/1/19                               1,055
                      500  Las Vegas GO COP, (Special
                              Improvement District No. 808-
                              Summerlin), 5.40%, 6/1/06(2)                   499
                      500  Las Vegas GO COP, (Special
                              Improvement District No. 808-
                              Summerlin), 5.70%, 6/1/08(2)                   501
                                                                         -------
                                                                           2,055
                                                                         -------


See Notes to Financial Statements                www.americancentury.com      29


High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
NEW JERSEY -- 8.8%
                   $1,500  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31                  $ 1,523
                    1,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1999 A, (Transportation
                              Sublease), 6.00%, 5/1/16
                              (FSA)                                        1,081
                                                                         -------
                                                                           2,604
                                                                         -------
OREGON -- 1.7%
                      500  Port Portland Airport Rev., Series
                              2001 D, (Portland International
                              Airport), 5.50%, 7/1/18 (FGIC)                 511
                                                                         -------
PENNSYLVANIA -- 10.7%
                    2,200  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel &
                              Conference Center), 6.20%,
                              1/1/29                                       1,956
                    1,235  New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08                               1,205
                                                                         -------
                                                                           3,161
                                                                         -------
RHODE ISLAND -- 1.9%
                      500  Cranston GO, 6.375%, 11/15/17
                              (FGIC)                                         553
                                                                         -------
TENNESSEE -- 4.0%
                    1,165  Johnson City GO, 4.70%, 6/1/12
                              (FGIC)(3)                                    1,175
                                                                         -------
TEXAS -- 3.4%
                    1,045  Abia Development Corp. Airport
                              Facilities Rev., (Aero Austin LP),
                              6.75%, 1/1/11                                1,021
                                                                         -------
UTAH -- 2.9%
                      900  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05 (Acquired
                              9/24/98, Cost $893)(1)                         872
                                                                         -------
WASHINGTON -- 4.5%
                      250  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15 (MBIA)                   273
                    1,000  Tacoma Electric System Rev.,
                              6.25%, 1/1/15 (FGIC)                         1,072
                                                                         -------
                                                                           1,345
                                                                         -------

Principal Amount               ($ in Thousands)                        Value
--------------------------------------------------------------------------------
WYOMING -- 0.1%
                  $    35  Wyoming Community
                              Development Auth. Rev., Series
                              1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                      $    35
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                28,928
                                                                         -------
   (Cost $28,709)

SHORT-TERM MUNICIPAL SECURITIES -- 2.4%
OREGON -- 2.4%
                      700  Oregon Economic Development
                              Rev., (Newsprint Company),
                              VRDN, 3.20%, 6/1/01(LOC:
                              Toronto Dominion Bank)                         700
                                                                         -------
   (Cost $700)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $29,628
                                                                         =======
   (Cost $29,409)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at May 31, 2001, was $1,770 (in thousands) which represented 6.0% of net assets.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.


30      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                      LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM       HIGH-YIELD
MAY 31, 2001                            TAX-FREE          TAX-FREE           TAX-FREE       MUNICIPAL

ASSETS                                              (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $37,794,
  $200,793, $114,788, and
  $29,409, respectively) (Note 3) ....   $38,835          $206,072          $118,605          $29,628
Receivable for investments sold ......     --                560               --              1,413
Receivable for capital shares sold ...      4                281               787               1
Interest receivable ..................     574              2,739             1,757             586
                                      --------------   ---------------   ---------------   --------------
                                         39,413            209,652           121,149          31,628
                                      --------------   ---------------   ---------------   --------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ................     398              6,571             2,976             991
Payable for investments purchased ....    1,746            14,706             4,862             996
Payable for capital shares redeemed ..     --                --                --               248
Accrued management fees (Note 2) .....     16                80                48               16
Dividends payable ....................     26                108               101              35
Payable for trustees' fees
  and expenses (Note 2) ..............     --                 1                --               --
                                      --------------   ---------------   ---------------   --------------
                                          2,186            21,466             7,987            2,286
                                      --------------   ---------------   ---------------   --------------
Net Assets ...........................   $37,227          $188,186          $113,162          $29,342
                                      ==============   ===============   ===============   ==============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..............    3,640            17,914            10,981            3,049
                                      ==============   ===============   ===============   ==============

Net Asset Value Per Share ............   $10.23            $10.50            $10.31            $9.62
                                      ==============   ===============   ===============   ==============

NET ASSETS CONSIST OF:
Capital paid in ......................   $36,490          $182,238          $110,457          $31,294
Undistributed net investment income ..     --                 9                36               --
Accumulated undistributed net
  realized gain (loss) on
  investment transactions ............    (304)              660             (1,148)          (2,171)
Net unrealized appreciation
  on investments (Note 3) ............    1,041             5,279             3,817             219
                                      --------------   ---------------   ---------------   --------------
                                         $37,227          $188,186          $113,162          $29,342
                                      ==============   ===============   ===============   ==============


See Notes to Financial Statements               www.americancentury.com      31


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                      LIMITED-TERM    INTERMEDIATE-TERM     LONG-TERM       HIGH-YIELD
YEAR ENDED MAY 31, 2001                 TAX-FREE          TAX-FREE           TAX-FREE       MUNICIPAL

INVESTMENT INCOME                                                (In Thousands)
Income:
Interest .............................    $1,685           $8,509            $5,931            $1,865
                                      --------------   ---------------   ---------------   --------------

Expenses (Note 2):
Management fees ......................      173              836               541               191
Trustees' fees and expenses ..........       2                7                 5                 1
                                      --------------   ---------------   ---------------   --------------
                                            175              843               546               192
                                      --------------   ---------------   ---------------   --------------

Net investment income ................     1,510            7,666             5,385             1,673
                                      --------------   ---------------   ---------------   --------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on
  investment transactions ............      96              2,694             1,839             (559)
Change in net unrealized
  appreciation on investments ........     1,271            6,048             4,417             1,477
                                      --------------   ---------------   ---------------   --------------

Net realized and unrealized
  gain on investments ................     1,367            8,742             6,256              918
                                      --------------   ---------------   ---------------   --------------

Net Increase in Net Assets
  Resulting from Operations ..........    $2,877           $16,408           $11,641           $2,591
                                      ==============   ===============   ===============   ==============


32      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

                                    LIMITED-TERM TAX-FREE    INTERMEDIATE-TERM TAX-FREE
Increase (Decrease) in Net Assets    2001          2000          2001         2000

OPERATIONS                                           (In Thousands)
Net investment income ............  $1,510        $1,568        $7,666       $7,542
Net realized gain (loss) on
  investment transactions ........    96           (400)         2,694       (2,025)
Change in net unrealized
  appreciation on investments ....   1,271         (750)         6,048       (4,774)
                                  -----------   -----------   ----------   -----------
Net increase in net assets
  resulting from operations ......   2,877          418         16,408         743
                                  -----------   -----------   ----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......  (1,510)       (1,586)       (7,666)      (7,542)
In excess of net realized gains
  on investment transactions .....    --           (86)           --          (361)
                                  -----------   -----------   ----------   -----------
Decrease in net assets
  from distributions .............  (1,510)       (1,672)       (7,666)      (7,903)
                                  -----------   -----------   ----------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........  13,302        11,709        99,761       72,975
Proceeds from reinvestment
  of distributions ...............   1,270         1,383         6,443        6,574
Payments for shares redeemed ..... (11,055)      (20,612)      (76,271)     (72,556)
                                  -----------   -----------   ----------   -----------
Net increase (decrease) in
  net assets from capital
  share transactions .............   3,517        (7,520)       29,933        6,993
                                  -----------   -----------   ----------   -----------

Net increase (decrease)
  in net assets ..................   4,884        (8,774)       38,675        (167)

NET ASSETS
Beginning of period ..............  32,343        41,117        149,511      149,678
                                  -----------   -----------   ----------   -----------
End of period ....................  $37,227       $32,343      $188,186     $149,511
                                  ===========   ===========   ==========   ===========
Undistributed net
  investment income ..............    --            --            $9           --
                                  ===========   ===========   ==========   ===========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .............................   1,312         1,177         9,554        7,218
Issued in reinvestment
  of distributions ...............    126           139           622          654
Redeemed .........................  (1,094)       (2,076)       (7,321)      (7,219)
                                  -----------   -----------   ----------   -----------
Net increase (decrease) ..........    344          (760)         2,855         653
                                  ===========   ===========   ==========   ===========


See Notes to Financial Statements               www.americancentury.com      33


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

YEARS ENDED MAY 31, 2001 AND MAY 31, 2000

                                     LONG-TERM TAX-FREE         HIGH-YIELD MUNICIPAL
Increase (Decrease) in Net Assets    2001          2000          2001         2000

OPERATIONS                                           (In Thousands)
Net investment income ............  $5,385        $5,661        $1,673       $1,788
Net realized gain (loss) on
  investment transactions ........   1,839        (2,672)        (559)       (1,610)
Change in net unrealized
  appreciation on investments ....   4,417        (6,002)        1,477       (1,337)
                                  -----------   -----------   ----------   -----------
Net increase (decrease) in
  net assets resulting
  from operations ................  11,641        (3,013)        2,591       (1,159)
                                  -----------   -----------   ----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......  (5,385)       (5,661)       (1,673)      (1,788)
In excess of net realized gains
  on investment transactions .....    --            --            --          (19)
                                  -----------   -----------   ----------   -----------
Decrease in net assets
  from distributions .............  (5,385)       (5,661)       (1,673)      (1,807)
                                  -----------   -----------   ----------   -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........  52,388        43,100         9,659       12,842
Proceeds from reinvestment
  of distributions ...............   4,207         4,419         1,253        1,368
Payments for shares redeemed ..... (45,983)      (60,135)      (10,677)     (25,123)
                                  -----------   -----------   ----------   -----------
Net increase (decrease) in
  net assets from capital
  share transactions .............  10,612       (12,616)         235       (10,913)
                                  -----------   -----------   ----------   -----------

Net increase (decrease)
  in net assets ..................  16,868       (21,290)        1,153      (13,879)

NET ASSETS
Beginning of period ..............  96,294        117,584       28,189       42,068
                                  -----------   -----------   ----------   -----------
End of period .................... $113,162       $96,294       $29,342      $28,189
                                  ===========   ===========   ==========   ===========
Undistributed net
  investment income ..............    $36           --            --           --
                                  ===========   ===========   ==========   ===========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold .............................   5,112         4,348         1,009        1,320
Issued in reinvestment
  of distributions ...............    412           447           131          142
Redeemed .........................  (4,474)       (6,086)       (1,116)      (2,595)
                                  -----------   -----------   ----------   -----------
Net increase (decrease) ..........   1,050        (1,291)         24         (1,133)
                                  ===========   ===========   ==========   ===========


34      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MAY 31, 2001

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Tax-Free Fund (Limited-Term), Intermediate-Term Tax-Free Fund (Intermediate-Term), Long-Term Tax-Free Fund (Long-Term) and High-Yield Municipal Fund (High-Yield) (the funds) are four of the funds in a series issued by the trust. The funds, except High-Yield, are diversified under the 1940 Act. The objective of Limited-Term, Intermediate-Term and Long-Term is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield's objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective. The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually. For the year ended May 31, 2001, 100% (unaudited) of the funds' distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2001, Limited-Term, Long-Term and High-Yield had accumulated net realized capital loss carryovers for federal income tax purposes of $302,731 (expiring in 2008 through 2009), $1,148,018 (expiring in 2008) and $1,874,076
(expiring in 2008 through 2009), respectively, which may be used to offset future taxable gains.

    For the seven months ended May 31, 2001, High-Yield incurred net capital losses of $297,569. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

    WHEN ISSUED -- The funds may engage in securities transactions on a when-issued basis. Under this arrangement, the securities' prices and yields are fixed on the date of commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except for brokerage, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses will be paid by ACIM. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Limited-Term, Intermediate-Term, and Long-Term and the rates for High-Yield range from 0.2925% to 0.4100%. Rates for the Complex Fee range from 0.2900% to 0.3100%. For the year ended May 31, 2001, the effective annual management fee was 0.51% for Limited-Term, Intermediate-Term and Long-Term. The effective annual management fee for High-Yield was 0.64%.

    The fund has a bank line of credit agreement with J.P. Morgan Chase & Co. J.P. Morgan Chase & Co. is an equity investor in American Century Companies, Inc. See Note 4 for information on the bank line of credit.


                                                 www.americancentury.com      35


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 2001

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment Manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                     LIMITED-TERM  INTERMEDIATE-TERM  LONG-TERM      HIGH-YIELD
                       TAX-FREE        TAX-FREE       TAX-FREE       MUNICIPAL

PURCHASES                                  (In Thousands)
Municipal Debt
   Obligations ....... $28,334        $203,403        $87,375         $15,080

PROCEEDS FROM SALES                        (In Thousands)
Municipal Debt
   Obligations ....... $26,617        $169,085        $79,066         $14,657

    On May 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                     LIMITED-TERM  INTERMEDIATE-TERM  LONG-TERM      HIGH-YIELD
                       TAX-FREE        TAX-FREE       TAX-FREE       MUNICIPAL
                                           (In Thousands)

Appreciation .........  $1,039          $5,512         $5,238           $662
Depreciation .........    --             (233)         (1,421)          (443)
                     ------------   -------------   -------------   ------------
Net ..................  $1,039          $5,279         $ 3,817          $219
                     ============   =============   =============   ============
Federal Tax Cost .....  $37,796        $200,793       $114,788         $29,409
                     ============   =============   =============   ============

--------------------------------------------------------------------------------
4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended May 31, 2001.


36      1-800-345-2021


Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         2001       2000       1999       1998(1)     1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $9.81     $10.14     $10.16      $10.11     $10.08     $10.09
                                       --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ...............  0.44       0.42       0.40        0.24       0.41       0.43
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  0.42      (0.31)      0.01        0.05       0.10      (0.01)
                                       --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations ....  0.86       0.11       0.41        0.29       0.51       0.42
                                       --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income .......... (0.44)     (0.42)     (0.40)      (0.24)     (0.41)     (0.43)
  From Net Realized Gains
  on Investment Transactions ..........   --         --       (0.03)        --       (0.07)       --
  In Excess of Net Realized Gains .....   --       (0.02)       --          --         --         --
                                       --------   --------   ---------   --------   --------   ---------
  Total Distributions ................. (0.44)     (0.44)     (0.43)      (0.24)     (0.48)     (0.43)
                                       --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ........ $10.23      $9.81     $10.14      $10.16     $10.11     $10.08
                                       ========   ========   =========   ========   ========   =========
  Total Return(2) .....................  8.95%      1.14%      4.15%       2.87%      5.22%      4.26%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.51%      0.51%      0.51%     0.52%(3)     0.59%    0.38%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  4.42%      4.16%      3.93%     4.04%(3)     4.05%      4.28%
Portfolio Turnover Rate ...............   84%       129%        41%         28%        74%        68%
Net Assets, End of Period
  (in thousands) ...................... $37,227    $32,343    $41,117     $38,410    $36,437    $49,866

(1) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) ACIM had voluntarily waived its management fee through February 29, 1996.
    In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.


See Notes to Financial Statements                www.americancentury.com      37


Intermediate-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         2001       2000       1999       1998(1)     1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $9.93     $10.39     $10.52      $10.46     $10.35     $10.45
                                       --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ...............  0.48       0.48       0.48        0.28       0.49       0.48
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  0.57      (0.44)     (0.05)       0.08       0.21      (0.03)
                                       --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations ....  1.05       0.04       0.43        0.36       0.70       0.45
                                       --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income .......... (0.48)     (0.48)     (0.48)      (0.28)     (0.49)     (0.48)
  From Net Realized Gains
  on Investment Transactions ..........   --         --       (0.08)      (0.02)     (0.10)     (0.07)
  In Excess of Net Realized Gains .....   --       (0.02)       --          --         --         --
                                       --------   --------   ---------   --------   --------   ---------
  Total Distributions ................. (0.48)     (0.50)     (0.56)      (0.30)     (0.59)     (0.55)
                                       --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ........ $10.50      $9.93     $10.39      $10.52     $10.46     $10.35
                                       ========   ========   =========   ========   ========   =========
  Total Return(2) ..................... 10.77%      0.44%      4.07%       3.50%      6.88%      4.47%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.51%      0.51%      0.51%     0.51%(3)     0.58%      0.60%
Ratio of Net Investment Income
  to Average Net Assets ...............  4.65%      4.75%      4.52%     4.62%(3)     4.71%      4.66%
Portfolio Turnover Rate ...............  106%       107%        32%         17%        35%        39%
Net Assets, End of Period
  (in thousands) ......................$188,186   $149,511   $149,678    $137,907   $132,416    $80,568

(1) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


38      1-800-345-2021                         See Notes to Financial Statements


Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         2001       2000       1999       1998(1)     1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................  $9.70     $10.48     $10.81      $10.75     $10.58     $10.54
                                       --------   --------   ---------   --------   --------   ---------
Income From Investment Operations
  Net Investment Income ...............  0.52       0.52       0.52        0.31       0.55       0.53
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...  0.61      (0.78)     (0.15)       0.13       0.33       0.04
                                       --------   --------   ---------   --------   --------   ---------
  Total From Investment Operations ....  1.13      (0.26)      0.37        0.44       0.88       0.57
                                       --------   --------   ---------   --------   --------   ---------
Distributions
  From Net Investment Income .......... (0.52)     (0.52)     (0.52)      (0.31)     (0.55)     (0.53)
  From Net Realized Gains
  on Investment Transactions ..........   --         --       (0.16)      (0.07)     (0.16)       --
  In Excess of Net Realized Gains .....   --         --       (0.02)        --         --         --
                                       --------   --------   ---------   --------   --------   ---------
  Total Distributions ................. (0.52)     (0.52)     (0.70)      (0.38)     (0.71)     (0.53)
                                       --------   --------   ---------   --------   --------   ---------
Net Asset Value, End of Period ........ $10.31      $9.70     $10.48      $10.81     $10.75     $10.58
                                       ========   ========   =========   ========   ========   =========
  Total Return(2) ..................... 11.78%     (2.38)%     3.44%       4.18%      8.59%      5.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.51%      0.51%      0.51%     0.51%(3)     0.58%      0.59%
Ratio of Net Investment Income
  to Average Net Assets ...............  5.05%      5.31%      4.86%     4.96%(3)     5.16%      5.06%
Portfolio Turnover Rate ...............   75%        58%        80%         47%        65%        60%
Net Assets, End of Period
  (in thousands) ......................$113,162    $96,294   $117,584    $116,615   $108,868    $60,772

(1) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


See Notes to Financial Statements                www.americancentury.com      39


High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        2001       2000        1999      1998(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................ $9.32     $10.12      $10.08      $9.99
                                      --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income ..............  0.53       0.51        0.54       0.09
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  0.30      (0.79)       0.07       0.09
                                      --------   ---------   --------   --------
  Total From Investment Operations ...  0.83      (0.28)       0.61       0.18
                                      --------   ---------   --------   --------
Distributions
  From Net Investment Income ......... (0.53)     (0.51)      (0.54)     (0.09)
  From Net Realized Gains on
  Investment Transactions ............   --         --        (0.03)       --
  In Excess of Net Realized Gains ....   --       (0.01)        --         --
                                      --------   ---------   --------   --------
  Total Distributions ................ (0.53)     (0.52)      (0.57)     (0.09)
                                      --------   ---------   --------   --------
Net Asset Value, End of Period .......  $9.62      $9.32      $10.12     $10.08
                                      ========   =========   ========   ========
  Total Return(2) ....................  9.13%     (2.81)%      6.18%      1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(3) ...........  0.64%      0.52%       0.01%       --
Ratio of Net Investment Income
  to Average Net Assets(3) ...........  5.59%      5.31%       5.28%    5.38%(4)
Portfolio Turnover Rate ..............   50%        60%         92%        44%
Net Assets, End of Period
  (in thousands) ..................... $29,342    $28,189     $42,068    $18,788

(1) March 31, 1998 (inception) through May 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998
    (inception) through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until October 31, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for all three periods and the annualized ratio of net investment income to average net assets would have been 5.19%, 4.65%, and 4.74%, for the years ended May
    31, 2000 and May 31, 1999 and the period March 31, 1998 through May 31,
    1998, respectively.

(4) Annualized.


40      1-800-345-2021                         See Notes to Financial Statements


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of the American Century Municipal Trust and Shareholders of the Limited-Term Tax-Free Fund, Intermediate-Term Tax-Free Fund, Long-Term Tax-Free Fund and High-Yield Municipal Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Limited-Term Tax-Free Fund, the Intermediate-Term Tax-Free Fund, the Long-Term Tax-Free Fund and the High-Yield Municipal Fund (four of the eight funds in the American Century Municipal Trust hereafter referred to as the "Funds") at May 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the period November 1, 1997 through May 31, 1998 and the year ended October 31, 1997, for the Limited-Term Tax-Free Fund, the Intermediate-Term Tax-Free Fund and the Long-Term Tax-Free Fund, and the period March 31, 1998 through May 31, 1998 for the High-Yield Municipal Fund, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period ended October 31, 1996 were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Kansas City, Missouri
July 13, 2001


                                                 www.americancentury.com      41


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. High-Yield Municipal may invest more than 50% of its portfolio in securities that are below investment grade or not rated. Here are the most common credit ratings and their definitions:

*    AAA -- extremely strong ability to meet financial obligations.

*    AA -- very strong ability to meet financial obligations.

*    A -- strong ability to meet financial obligations.

*    BBB -- good ability to meet financial obligations.

* BB -- less vulnerable to default than other lower-quality issues, but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

Portfolio Managers
     BRYAN KARCHER
     DAVE MACEWEN
     STEVEN PERMUT
     KEN SALINGER

Municipal Credit Research Director
     STEVEN PERMUT

Municipal Credit Analysts
     DAVID MOORE
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE


42      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an average maturity of five years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Intermediate-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 50% of assets in lower-rated municipal debt issues.


                                                 www.americancentury.com      43


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 37-40.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

* YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES -- securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation

* GO BONDS -- general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).


44      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                 www.americancentury.com      45

Notes
--------------------------------------------------------------------------------


46      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


48      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0107                                 American Century Investment Services, Inc.
SH-ANN-25991                      (c)2001 American Century Services Corporation